As filed with the Securities and Exchange Commission on April 25, 2007


                                                     Registration Nos. 333-84023
                                                                   and 811-09507

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                         Pre-Effective Amendment No. ___                     [ ]


                         Post-Effective Amendment No. 10                     [X]


                                       and

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           [ ]
                                   ACT OF 1940


                                Amendment No. 12                             [X]


                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                               (Name of Depositor)

            3003 - 77th Avenue, S.E., Mercer Island, Washington 98040
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (206) 232-8400

Name and Address of Agent for Service:     Copy to:

Brian F. Kreger, Esq.                      Mary Jane Wilson-Bilik, Esq.
Vice President, Corporate Secretary and    Sutherland Asbill & Brennan LLP
General Counsel                            1275 Pennsylvania Avenue, N.W.
Farmers New World Life Insurance Company   Washington, DC  20004-2415
3003 - 77th Avenue, S.E.
Mercer Island, Washington 98040

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  On May 1, 2007 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  On __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                      Title of securities being registered:
   Units of interest in a separate account under individual flexible premium variable life insurance policies.

                                   PROSPECTUS
                                   MAY 1, 2007


                                FARMERS VARIABLE
                                      LIFE


                -FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    Issued by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                     Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A


Home Office                        Service Center
3003 - 77TH AVENUE, S.E.           P.O. BOX 724208
MERCER ISLAND, WASHINGTON 98040    ATLANTA, GEORGIA  31139
PHONE: (206) 232-8400              PHONE: 1-877-376-8008 (TOLL FREE)
                                   8:00 A.M. TO 6:00 P.M. EASTERN TIME

This prospectus describes the Farmers Variable Life, an individual flexible premium variable life insurance policy, (the "Policy") issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the death benefit proceeds) payable on the insured's life if the insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A (the "variable account") in which you invest. You choose one of two death benefit options.

INVESTMENT RISK -- Your Contract Value will vary according to the investment performance of the portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the subaccounts. YOU MAY BE REQUIRED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE IF INVESTMENT PERFORMANCE IS TOO LOW. The Policy is not suitable as a short-term savings vehicle because the surrender charge is considerable.

LOANS, WITHDRAWALS AND SURRENDER -- You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy's death benefit proceeds and its Surrender Value, and increase the risk that your Policy will lapse without value unless you pay additional premiums. If your Policy lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.

You choose one of two death benefit options. The death benefit will be at least the principal sum shown in the Policy's specifications page, adjusted for any increases or decreases in principal sum, and reduced by any outstanding loan amount.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR TO MAINTAIN THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

AN INVESTMENT IN THIS POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTING IN THIS POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS. PLEASE READ THE "RISK SUMMARY" SECTION OF THIS PROSPECTUS. IT DESCRIBES SOME OF THE RISKS ASSOCIATED WITH INVESTING IN THE POLICY.

This Policy has 38 funding choices - one fixed account (paying a guaranteed minimum fixed rate of interest) and 37 subaccounts. The subaccounts invest in the following 37 portfolios:

-    CALVERT VARIABLE SERIES, INC.


          Calvert Social Small Cap Growth Portfolio


-    DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES

          Developing Leaders Portfolio
          Quality Bond Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES

-    DWS VARIABLE SERIES I - CLASS A SHARES



          DWS Bond VIP



          DWS Global Opportunities VIP



          DWS Growth & Income VIP



          DWS International VIP






-    DWS VARIABLE SERIES II - CLASS A SHARES


          DWS Dreman High Return Equity VIP


          DWS Government & Agency Securities VIP



          DWS High Income VIP



          DWS Money Market VIP (formerly DWS Variable Series I Money Market VIP)






          DWS Small Cap Growth VIP


-    FIDELITY VARIABLE INSURANCE PRODUCTS ("VIP") FUNDS - SERVICE CLASS SHARES

          Fidelity VIP Growth Portfolio

          Fidelity VIP Index 500 Portfolio

          Fidelity VIP Mid Cap Portfolio

-    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHAREs

          Franklin Small-Mid Cap Growth Securities Fund

          Franklin Small Cap Value Securities Fund

          Templeton Developing Markets Securities Fund

          Templeton Global Asset Allocation Fund


-    GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL CLASS SHARES


          Goldman Sachs Capital Growth Fund

          Goldman Sachs Mid Cap Value Fund *


          Goldman Sachs Structured Small Cap Equity Fund





-    JANUS ASPEN SERIES

          Janus Aspen Balanced Portfolio (Service Shares)

          Janus Aspen Forty Portfolio (Institutional Shares)

          Janus Aspen Mid Cap Growth Portfolio (Service Shares)

-    PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES

          PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged

          PIMCO VIT Low Duration Portfolio


- PRINCIPAL VARIABLE CONTRACTS FUND, INC. ("PVC") (FORMERLY WM VARIABLE TRUST) - CLASS 2 SHARES



          PVC Equity Income Account I (formerly WM Equity Income Fund)



          PVC MidCap Stock Account (formerly WM Mid Cap Stock Fund)



          PVC SmallCap Growth Account (successor to WM Small Cap Growth Fund)



          PVC West Coast Equity Account (formerly WM West Coast Equity Fund)



- PRINCIPAL VARIABLE CONTRACTS FUND, INC. ("PVC") (FORMERLY WM VARIABLE TRUST) - CLASS 2 SHARES STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS



          PVC SAM Balanced Portfolio (formerly WM SAM Balanced Portfolio)



          PVC SAM Conservative Balanced Portfolio (formerly WM SAM Conservative Balanced Portfolio)



          PVC SAM Conservative Growth Portfolio (formerly WM SAM Conservative Growth Portfolio)



          PVC SAM Flexible Income Portfolio (formerly WM SAM Flexible Income Portfolio)



          PVC SAM Strategic Growth Portfolio (formerly WM SAM Strategic Growth Portfolio)



----------
* As of May 1, 2006, the Goldman Sachs Mid Cap Value Fund is closed to new investors. Only contractowners who are currently invested in that fund may allocate new premiums or transfer additional money into the Goldman Sachs Mid Cap Value Fund.

   A prospectus for each of the portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
               TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

             Not FDIC Insured   May Lose Value   No Bank Guarantee

                                TABLE OF CONTENTS


POLICY BENEFITS/RISKS SUMMARY.............................................     1
POLICY BENEFITS...........................................................     1
   Your Policy in General.................................................     1
   Premium Flexibility....................................................     1
   Death Benefit..........................................................     2
   Surrender and Withdrawals..............................................     2
   Transfers..............................................................     2
   Loans..................................................................     3
POLICY RISKS..............................................................     3
   Risk of Poor Investment Performance....................................     3
   Risks of Market Timing and Disruptive Trading..........................     3
   Risk of Lapse..........................................................     3
   Tax Risks..............................................................     4
   Limits on Cash Withdrawals.............................................     4
   Loan Risks.............................................................     5
   Increase in Current Fees and Expenses..................................     5
   Effects of Surrender Charges...........................................     5
PORTFOLIO RISKS...........................................................     5
FEE TABLE.................................................................     6
REDEMPTION FEES...........................................................    15
DISTRIBUTION COSTS........................................................    15
PERSONALIZED ILLUSTRATIONS................................................    15
FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT............    15
   Farmers New World Life Insurance Company...............................    15
   The Fixed Account......................................................    15
THE VARIABLE ACCOUNT AND THE PORTFOLIOS...................................    16
   The Variable Account...................................................    16
   The Portfolios.........................................................    16
   Investment Objectives of the Portfolios................................    17
   Selection of the Portfolios............................................    21
   Availability of the Portfolios.........................................    22
   Your Right to Vote Portfolio Shares....................................    23
THE POLICY................................................................    23
   Purchasing a Policy....................................................    23
   Tax-Free 'Section 1035' Exchanges......................................    23
   When Insurance Coverage Takes Effect...................................    24
   Canceling a Policy (Right-to-Examine Period)...........................    24
   State Variations.......................................................    25
   Other Policies.........................................................    25
   Ownership Rights.......................................................    25
   Modifying the Policy...................................................    26
   Policy Termination.....................................................    26
PREMIUMS..................................................................    27
   Premium Flexibility....................................................    27
   Minimum Premiums.......................................................    28
   Allocating Premiums....................................................    28
YOUR CONTRACT VALUES......................................................    29
   Subaccount Value.......................................................    29
   Subaccount Unit Value..................................................    30
   Fixed Account Value....................................................    30
   Loan Account Value.....................................................    30
CHARGES AND DEDUCTIONS....................................................    30
   Premium Deductions.....................................................    31
   Monthly Deduction......................................................    31
   Mortality and Expense Risk Charge......................................    33
   Surrender Charge.......................................................    33
   Transfer Charge........................................................    34
   Loan Charges...........................................................    35
   Portfolio Management Fees and Expenses.................................    35
   Other Charges..........................................................    35
DEATH BENEFIT.............................................................    35
   Death Benefit Proceeds.................................................    35
   Death Benefit Options..................................................    36
   Changing Death Benefit Options.........................................    37
   Effects of Withdrawals on the Death Benefit............................    37
   Changing the Principal Sum.............................................    38
   Payment Options........................................................    39
SUPPLEMENTAL BENEFITS (RIDERS)............................................    39
SURRENDER AND WITHDRAWALS.................................................    39
   Surrender..............................................................    39
   Partial Withdrawals....................................................    40
   When We Will Make Payments.............................................    41
TRANSFERS.................................................................    41
   Third Party Transfers..................................................    42
   Telephone Transfers....................................................    42
   Policy and Procedures Regarding Disruptive Trading and Market Timing...    43
   Asset Allocation Models................................................    45
   Automatic Asset Rebalancing Program....................................    46
   Dollar Cost Averaging Program..........................................    46
LOANS.....................................................................    47
   Effects of Policy Loans................................................    47
POLICY LAPSE AND REINSTATEMENT............................................    48
   Lapse..................................................................    48
   Reinstatement..........................................................    48
FEDERAL TAX CONSIDERATIONS................................................    49
   Tax Status of the Policy...............................................    49
   Tax Treatment of Policy Benefits.......................................    50
ADDITIONAL INFORMATION....................................................    53
   Distribution of the Policies...........................................    53
   Legal Proceedings......................................................    55
   Financial Statements...................................................    55
TABLE OF CONTENTS FOR THE SAI.............................................    56
GLOSSARY..................................................................    57
APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES...................   A-1
APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS............................   B-1

POLICY BENEFITS/RISKS SUMMARY

     This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

POLICY BENEFITS

                             YOUR POLICY IN GENERAL

- TAX-DEFERRED ACCUMULATION. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

- LONG-TERM SAVINGS VEHICLE. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. THERE MAY BE ADVERSE CONSEQUENCES IF YOU DECIDE TO SURRENDER YOUR POLICY EARLY; YOU MAY BE REQUIRED TO PAY A SURRENDER CHARGE THAT APPLIES DURING THE FIRST FOURTEEN YEARS OF THE POLICY.

- PERSONALIZED ILLUSTRATIONS. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

- FIXED ACCOUNT. You may place money in the fixed account where we guarantee that it will earn interest at an annual rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by most of the fees and charges we assess. The fixed account is part of our general account.

- SEPARATE ACCOUNT. You may allocate premium(s) and Contract Value to one or more subaccounts of the variable account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the subaccounts will vary each day with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

                               PREMIUM FLEXIBILITY

- FLEXIBLE PREMIUMS. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

- MINIMUM PREMIUMS. This Policy does not provide a no-lapse period. PAYING THE MINIMUM PREMIUMS FOR THE POLICY MAY REDUCE YOUR RISK OF LAPSE, BUT WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

- RIGHT-TO-EXAMINE PERIOD. You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. If you decide to cancel the Policy during the right-to-examine period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy. The terms of the right-to-examine period may be different for Policy owners over age 60 who purchase their Policy in California.

                                  DEATH BENEFIT

- As long as the Policy remains in force, we will pay a death benefit payment to the beneficiary upon the death of the insured.

-    You must choose one of two death benefit options under the Policy.

     - OPTION A is a variable death benefit through attained age 99 that is the greater of:

          -    the principal sum plus the Contract Value on the date of death;
               or

          - the Contract Value multiplied by the applicable death benefit percentage.

     - OPTION B is a level death benefit through attained age 99 that is the greater of:

          -    the principal sum on the date of death; or

          - the Contract Value multiplied by the applicable death benefit percentage.

- Any death benefit proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding loan amount (and any interest you owe) and any due and unpaid monthly deductions.

- CHANGE IN DEATH BENEFIT OPTION AND PRINCIPAL SUM. After the first Policy year, you may change the death benefit option or increase or decrease the principal sum once each Policy year if the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and principal sum during the same Policy year unless done simultaneously). Surrender charges may apply. A change in death benefit option or principal sum may have tax consequences.

                            SURRENDER AND WITHDRAWALS

- SURRENDER. At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any surrender charge, and minus any outstanding loan amount and any interest you owe). A surrender may have tax consequences.

- PARTIAL WITHDRAWALS. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

     -    You may make only 1 withdrawal each calendar quarter.

     -    You must request at least $500.

     -    You may not request more than 75% of the Surrender Value.

     - For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.

     - In addition, surrender charges may apply to the withdrawal if you have selected a level death benefit (Option B).

     - If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by any surrender charges or the processing fee).

                                    TRANSFERS

- Each Policy year, you may make an unlimited number of transfers from and among the subaccounts and one transfer from the fixed account.

- Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

- Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

- We charge $25 for the 13th and each additional transfer during a Policy year.

                                      LOANS

- You may take a loan against the Policy for amounts up to the Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

- During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

- We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the insured's death.

-    A loan may have adverse tax consequences.

POLICY RISKS

                       RISK OF POOR INVESTMENT PERFORMANCE

     If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

     If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

                  RISKS OF MARKET TIMING AND DISRUPTIVE TRADING

     THIS POLICY AND THE UNDERLYING PORTFOLIOS ARE NOT DESIGNED FOR MARKET TIMERS. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see the "Policy and Procedures Regarding Disruptive Trading and Market Timing" section below.

                                  RISK OF LAPSE

     This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE MINIMUM PREMIUMS FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

     Loans, withdrawals, any increase in the principal sum, any increase in the current charges, and/or poor investment returns, could increase your risk of lapse.

     Your Policy will enter a 61-day pre-lapse grace period if either of the following occurs:

     - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, AND the Surrender Value is not large enough to cover the monthly deduction when due; or

     - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, BUT the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrender the Policy, is too low to pay the entire monthly deduction when due.


     Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.


     A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.

     You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

                                    TAX RISKS

     A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of Tax Code requirements to a Policy issued on a special premium class basis particularly if the full amount of premiums permitted under the Policy is paid.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a surrender and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans after the fourteenth Policy year are uncertain. You should consult a qualified tax adviser about such loans.

     The Federal tax laws are unclear in a variety of areas. You should review the "Federal Tax Considerations" section of this prospectus carefully and you should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

                           LIMITS ON CASH WITHDRAWALS

     The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

     A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. Surrender charges are assessed on certain partial withdrawals. A withdrawal also may have tax consequences.

     A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

                                   LOAN RISKS

     A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account and place this amount into the loan account as collateral. We credit a fixed interest rate of 3% per year to the loan account. During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. As a result, the loan collateral does not participate in the investment results of the subaccounts, nor does it receive as high an interest rate as amounts allocated to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate charged against and credited to the fixed account, the effect could be favorable or unfavorable.

     A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

     A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences could result. In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

                      INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

                          EFFECTS OF SURRENDER CHARGES

     The surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

     Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

PORTFOLIO RISKS

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLE


     The following tables describe the fees and charges that you will pay when buying and owning the Policy. (1) If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical Policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk class as the typical insured.


     The first table describes the fees and charges that you will pay when you pay premiums, make cash withdrawals from the Policy, fully surrender the Policy, transfer cash value among the subaccounts and the fixed account, or increase the principal sum of the Policy.

                                TRANSACTION FEES


                                                                                      AMOUNT DEDUCTED(2)
                                                                     ---------------------------------------------------
                                                                             GUARANTEED
                 CHARGE                    WHEN CHARGE IS DEDUCTED         MAXIMUM CHARGE              CURRENT CHARGE
                 ------                    -----------------------   ------------------------   ------------------------
PREMIUM CHARGE                               Upon payment of each      3.5% of premiums paid       3.5% of premiums paid
                                                   premium

PARTIAL WITHDRAWAL CHARGE                    Upon cash withdrawal        2.0% of the amount         2.0% of the amount
                                                                     withdrawn, not to exceed   withdrawn, not to exceed
                                                                                $25                        $25

SURRENDER CHARGE(3)                         Upon full surrender of     Per $1,000 of premiums     Per $1,000 of premiums
                                           the Policy during first              paid                       paid
1. DEFERRED SALES CHARGE COMPONENT:            14 Policy years
   - Minimum Charge in Policy year 1(4)                                 - $50 per $1,000           - $50 per $1,000
   - Maximum Charge in Policy year 1(5)                                 - $75 per $1,000           - $75 per $1,000
   - Charge in Policy year 1 for an                                     - $75 per $1,000           - $75 per $1,000
     insured younger than age 66 on
     the issue date

2. ADMINISTRATIVE COMPONENT(6)              Upon full surrender of    Per $1,000 of principal    Per $1,000 of principal
                                              the Policy, upon a         sum surrendered or         sum surrendered or
                                             decrease in principal            decreased                  decreased
                                             sum, (7) and/or upon
   - Minimum Charge in Policy year 1(9)                                 - $5.32 per $1,000         - $5.32 per $1,000


----------

(1) The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.



(2) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.



(3) The surrender charge is equal to: (a) + (b), where (a) is the deferred sales charge component; and (b) is the administrative component. The deferred sales charge component of the surrender charge is assessed on the sum of all premiums paid under the Policy. The administrative component of the surrender charge is based upon the issue age, gender and premium class of the insured and number of full Policy years since the issue date. The surrender charge for an insured with an issue age 65 or younger is level for 5 Policy years, then declines each year until it reaches zero in Policy year 15. For insureds with an issue age greater than 65, the charge begins to decline in the 4th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and by referring to the surrender charge tables in this prospectus.



(4) The minimum deferred sales charge is based on an insured who is older than 65 at issue.



(5) The maximum deferred sales charge is based on an insured who is younger than 66 at issue.



(6) The administrative component of the surrender charge is calculated by multiplying the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum being surrendered or decreased.



(7) Only a decrease in the principal sum in effect on the issue date incurs a charge. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge on the amount of the decrease in the principal sum.

                                TRANSACTION FEES


                                                                                         AMOUNT DEDUCTED(2)
                                                                       ------------------------------------------------------
                                                                               GUARANTEED
                 CHARGE                     WHEN CHARGE IS DEDUCTED          MAXIMUM CHARGE              CURRENT CHARGE
                 ------                    -------------------------   -------------------------   --------------------------
   - Maximum Charge in Policy year 1(10)        certain partial           - $17.50 per $1,000        - $17.50 per $1,000
                                            withdrawals, (8) during
                                             first 14 Policy years
   - Charge during Policy years 1-5 for                                   - $5.98 per $1,000         - $5.98 per $1,000
     a Policy insuring a male, issue age
     32, who is in a preferred or
     standard non-nicotine premium class

INCREASE IN PRINCIPAL SUM CHARGE                Upon increase in                  $300                $1.50 per $1000 of
                                                 principal sum                                      principal sum increase

TRANSFER CHARGE                                  Upon transfer                    $25              First 12 transfers in a
                                                                                                  Policy year are free, $25
                                                                                                     for each subsequent
                                                                                                           transfer

ADDITIONAL ANNUAL REPORT FEE                    Upon request for                   $5                         $5
                                           additional annual report

OPTIONAL RIDERS WITH TRANSACTION
FEES: (11)

ACCELERATED DEATH BENEFIT RIDER(12)          When a benefit is paid    Charge per $1,000 of the   Charge per $1,000 of the
                                                under this rider        amount of death benefit    amount of death benefit
                                                                          accelerated plus the       accelerated plus the
                                                                           actuarial discount         actuarial discount

ACCELERATED BENEFIT RIDER FOR TERMINAL       When a benefit is paid     $250 plus the actuarial    $150 plus the actuarial
ILLNESS(13)                                     under this rider                discount                   discount


     The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                                           AMOUNT DEDUCTED
                                                                       ------------------------------------------------------
                                                                              GUARANTEED
                 CHARGE                     WHEN CHARGE IS DEDUCTED          MAXIMUM CHARGE              CURRENT CHARGE
                 ------                    -------------------------   -------------------------   --------------------------
MONTHLY ADMINISTRATIVE CHARGE              Monthly on the issue date        $8.00 per month             $5.00 per month
                                            and on each monthly due
                                                      date

----------

(8) If the level death benefit (Option B) is in effect and you make a partial withdrawal during the first 14 Policy years, your Policy's principal sum will be reduced by the amount of the withdrawal and we will assess the administrative component of the surrender charge on this reduction.



(9)  The minimum charge is based on a female insured younger than age 11.



(10) The maximum charge is based on a male insured in either the nicotine or non-nicotine standard class who is 66 or older at issue.



(11) We are phasing out the availability of the Accelerated Death Benefit Rider, and replacing it with the Accelerated Benefit Rider for Terminal Illness ("ABRTI") as soon as the ABRTI is approved for sale in a state.



(12) Charges for the accelerated death benefit rider vary by the amount of death benefit that is accelerated. The charges shown may not be representative of the charges you will pay. You can obtain more information about these rider charges by contacting your agent.



(13) The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                           AMOUNT DEDUCTED
                                                                       ------------------------------------------------------
                                                                              GUARANTEED
                 CHARGE                     WHEN CHARGE IS DEDUCTED          MAXIMUM CHARGE              CURRENT CHARGE
                 ------                    -------------------------   -------------------------   --------------------------
COST OF INSURANCE(14) (NO SPECIAL          Monthly on the issue date       Per $1,000 of Risk          Per $1,000 of Risk
PREMIUM CLASS CHARGE OR EXTRA               and on each monthly due    Insurance Amount(17) each        Insurance Amount
RATINGS) (15)                                       date(16)                     month                     each month
   - Minimum Charge(18)                                                     $0.06 per $1,000            $0.06 per $1,000
   - Maximum Charge(19)                                                    $83.07 per $1,000           $41.82 per $1,000
   - Charge for a Policy insuring a                                         $0.16 per $1,000            $0.15 per $1,000
     male, issue age 32, in the standard
     non-nicotine premium class, in
     Policy year 5

MONTHLY SPECIAL PREMIUM CLASS CHARGE(20)   Monthly on the issue date   Factor multiplied by Cost   Factor multiplied by Cost
                                            and on each monthly due       of Insurance Charge         of Insurance Charge
                                                      date
   - Minimum Charge                                                                1                           1
   - Maximum Charge                                                                5                           5
   - Charge for an insured in a                                                    1                           1
     preferred or standard premium class
     (not in a Special Premium Class)

FLAT EXTRA MONTHLY CHARGE(21)              Monthly on the issue date       Per $1,000 of Risk          Per $1,000 of Risk
                                            and on each monthly due      Insurance Amount each       Insurance Amount each
                                                      date                       month                        month
   - Minimum Charge                                                          $0 per $1,000                $0 per $1,000
   - Maximum Charge                                                        $1,000 per $1,000            $25.00 per $1,000
   - Charge for an insured in a standard                                     $0 per $1,000                $0 per $1,000
     premium class


----------


(14) Cost of insurance charges are based on the insured's issue age, sex, and premium class, the Risk Insurance Amount and the number of months since the issue date. The cost of insurance charge rate you pay increases annually with the age of the insured. The current cost of insurance rates generally increase significantly on the earlier of the 21st Policy year or the insured's age 80. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.



(15) Special premium class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.



(16) The cost of insurance charge is assessed until the insured attains age 100.



(17) The Risk Insurance Amount equals the death benefit on a monthly due date, minus the Contract Value at the end of the Business Day preceding the monthly due date, plus all other charges that are due on the monthly due date.



(18) The minimum guaranteed charge is based on a female insured, attained age
     10. The minimum current charge is based on a female insured, issue age 5 in Policy year 6.



(19) This maximum charge is based on a male insured, attained age 99, in any underwriting class who does not have any special premium class rating. This maximum charge will be higher for a Policy if it has a special premium class rating and/or a flat extra monthly charge.



(20) If the insured is in a special premium class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy's specifications page. The monthly special premium class charge shown in the table may not be representative of any charge you may pay. If a monthly special premium class charge applies to your Policy, the charge will be shown on the Policy's specifications page. You can obtain more information about the charge by contacting your agent.



(21) A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to insureds in hazardous occupations, to insureds who participate in hazardous avocations, such as aviation, and to insureds with certain physical impairments. Any flat extra charge will be shown on the Policy's specifications page. The flat extra monthly charge shown in the table may not be representative of any charge you may pay. You can obtain more information about the charge by contacting your agent.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                           AMOUNT DEDUCTED
                                                                       ------------------------------------------------------
                                                                              GUARANTEED
                 CHARGE                     WHEN CHARGE IS DEDUCTED          MAXIMUM CHARGE              CURRENT CHARGE
                 ------                    -------------------------   -------------------------   --------------------------
MORTALITY AND EXPENSE RISK CHARGE                    Daily                0.90% (on an annual         0.90% (on an annual
                                                                          basis) of daily net         basis) of daily net
                                                                       assets in each subaccount   assets in each subaccount
                                                                       in which you are invested   in which you are invested

LOAN INTEREST SPREAD(22)                   At the end of each Policy    5.0% annually of amount     1.5% annually of amount
                                                      year                in the loan account        in loan account during
                                                                          during the first 14      the first 14 Policy years
                                                                              Policy years

OPTIONAL RIDERS WITH PERIODIC
CHARGES: (23)

ACCIDENTAL DEATH BENEFIT RIDER(23)         Monthly on the issue date      Per $1,000 of rider         Per $1,000 of rider
                                            and on each monthly due          principal sum               principal sum
                                                      date
   - Minimum Charge(24)                                                   - $0.09 per $1,000            $0.04 per $1,000
   - Maximum Charge(25)                                                   - $0.38 per $1,000            $0.34 per $1,000
   - Charge for an insured at attained                                    - $0.09 per $1,000            $0.06 per $1,000
     age 36


----------

(22) During the first 14 Policy years, the loan interest spread is the difference between the amount of interest we charge you for a loan (currently 4.5%, guaranteed not to exceed 8.00%, compounded annually) and the amount of interest we credit to the amount in your loan account (currently 3%, guaranteed to be no lower than 3%, annually). After the 14th Policy year, the maximum loan interest rate we charge and the minimum loan interest we credit is 3%, compounded annually, so that the loan interest spread is 0%.



(23) Charges for the accidental death benefit rider, the monthly disability benefit rider, and disability waiver rider vary with the age of the insured. Charges for the Additional Insured Term Rider are based on the Additional Insured's age, sex and premium class and generally increase annually with the age of the Additional Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.



(24) The minimum charge is based on any insured at attained age 13.



(25) The maximum charge is based on an insured at attained age 69 whose occupation and/or avocations at issue lead the Company to believe the insured's risk of accidental death is roughly double that of a typical insured.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                           AMOUNT DEDUCTED
                                                                       ------------------------------------------------------
                                                                              GUARANTEED
                 CHARGE                     WHEN CHARGE IS DEDUCTED          MAXIMUM CHARGE              CURRENT CHARGE
                 ------                    -------------------------   -------------------------   --------------------------
MONTHLY DISABILITY BENEFIT RIDER(23)(26)   Monthly on issue date and      Charge assessed each        Charge assessed each
                                           on each monthly due date    month per $100 of monthly   month per $100 of monthly
                                                                                 benefit                    benefit
   - Minimum Charge(27)                                                 $6 per month per $100 of    $4 per month per $100 of
                                                                             monthly benefit             monthly benefit
   - Maximum Charge(28)                                                $40 per month per $100 of    $30 per month per $100 of
                                                                             monthly benefit             monthly benefit
   - Charge at the insured's attained                                   $7 per month per $100 of    $4.50 per month per $100
     age 35                                                                  monthly benefit           of monthly benefit

DISABILITY WAIVER RIDER(23)(26)            Monthly on the issue date      Charge assessed as a        Charge assessed as a
                                            and on each monthly due     percentage of all other     percentage of all other
                                                      date                   monthly charges             monthly charges
   - Minimum Charge(27)                                                            6%                          4%
   - Maximum Charge(28)                                                           40%                         30%
   - Charge at the insured's attained                                              7%                        4.5%
     age 36

CHILDREN'S TERM RIDER                      Monthly on issue date and      $0.87 per $1,000 of         $0.78 per $1,000 of
                                           on each monthly due date      Children's Term Rider       Children's Term Rider
                                                                                 amount                      amount

ADDITIONAL INSURED TERM RIDER(23)          Monthly on issue date and   Per $1,000 of Additional          Per $1,000 of
                                           on each monthly due date    Insured Term Rider amount       Additional Insured
                                                                                                        Term Rider amount
   - Minimum Charge(29)                                                     $0.09 per $1,000            $0.09 per $1,000
   - Maximum Charge(30)                                                     $4.35 per $1,000            $4.10 per $1,000
   - Charge for a rider where the                                           $0.14 per $1,000            $0.11 per $1,000
     Additional Insured is a female,
     issue age 31, in the preferred
     non-nicotine premium class, in
     Policy year 6


----------

(26) The monthly disability benefit rider charge and the disability waiver rider charge depend on the insured's attained age and generally increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.



(27) The minimum charge is for an insured at attained age 21.



(28) The maximum charge is for an insured at attained age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the insured's risk of disability is roughly double that of a typical insured.



(29) The minimum charge is for an additional insured in the female preferred non-nicotine class, issue age 21, in the first Policy year.



(30) The maximum charge is at attained age 69 for a male smoker additional insured whose rider was issued at his age 45 or younger. This maximum charge will be higher for a Policy with special premium class ratings and/or flat extra monthly charges.

     The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio's fees and expenses in the prospectus for each portfolio.


RANGE OF ANNUAL OPERATING EXPENSES FOR THE PORTFOLIOS(1)


                                                            LOWEST   HIGHEST
                                                            ------   -------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all
   expenses that are deducted from portfolio assets,
   including management fees, 12b-1 fees, and other
   expenses)                                                 0.20%    1.72%



----------
(1) The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.



     The next table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2006.



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average daily net assets in the portfolios as of December 31, 2006):



                                                                                                    CONTRACTUAL
                                                                                                       WAIVER
                                                                                          GROSS          OR         NET
                                                                                          TOTAL       EXPENSE      TOTAL
                                                      MANAGEMENT    12B-1      OTHER      ANNUAL     REIMBURSE-    ANNUAL
PORTFOLIO                                                FEES      FEES (1)   EXPENSES   EXPENSES       MENT      EXPENSES
---------                                             ----------   --------   --------   --------   -----------   --------
CALVERT VARIABLE SERIES, INC.
   Calvert Social Small Cap Growth Portfolio (2)         1.00%        N/A       0.44%      1.44%        N/A         1.44%

DREYFUS VARIABLE INVESTMENT FUND (SERVICE CLASS SHARES)(3)
   Developing Leaders Portfolio                          0.75%       0.25%      0.10%      1.10%        N/A         1.10%
   Quality Bond Portfolio                                0.65%       0.25%      0.11%      1.01%        N/A         1.01%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (SERVICE CLASS SHARES)
                                                         0.75%       0.25%      0.08%      1.08%        N/A         1.08%

DWS VARIABLE SERIES I (CLASS A SHARES)(4)
   DWS Bond VIP                                          0.49%        N/A       0.17%      0.66%       0.03%        0.63%
   DWS Global Opportunities VIP                          0.99%        N/A       0.13%      1.12%        N/A         1.12%
   DWS Growth & Income VIP                               0.48%        N/A       0.06%      0.54%       0.01%        0.53%
   DWS International VIP                                 0.84%        N/A       0.12%      0.96%        N/A         0.96%

DWS VARIABLE SERIES II (CLASS A SHARES)(5)
   DWS Dreman High Return Equity VIP                     0.73%        N/A       0.04%      0.77%        N/A         0.77%

                                                                                                    CONTRACTUAL
                                                                                                       WAIVER
                                                                                          GROSS          OR         NET
                                                                                          TOTAL       EXPENSE      TOTAL
                                                      MANAGEMENT    12B-1      OTHER      ANNUAL     REIMBURSE-    ANNUAL
PORTFOLIO                                                FEES      FEES (1)   EXPENSES   EXPENSES       MENT      EXPENSES
---------                                             ----------   --------   --------   --------   -----------   --------
   DWS Government & Agency Securities VIP                0.55%        N/A       0.12%      0.67%       0.04%        0.63%
   DWS High Income VIP                                   0.59%        N/A       0.11%      0.70%        N/A         0.70%
   DWS Money Market VIP (formerly DWS Variable
      Series I Money Market VIP)                         0.39%        N/A       0.05%      0.44%        N/A         0.44%
   DWS Small Cap Growth VIP                              0.65%        N/A       0.08%      0.73%       0.01%        0.72%

FIDELITY VARIABLE INSURANCE PRODUCTS ("VIP") FUNDS (SERVICE CLASS SHARES)
   Fidelity VIP Growth Portfolio(6)                      0.57%       0.10%      0.11%      0.78%        N/A         0.78%
   Fidelity VIP Index 500 Portfolio(7)                   0.10%       0.10%      0.00%      0.20%        N/A         0.20%
   Fidelity VIP Mid Cap Portfolio(6)                     0.57%       0.10%      0.11%      0.78%        N/A         0.78%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2 SHARES)
   Franklin Small-Mid Cap Growth Securities Fund(8)      0.48%       0.25%      0.30%      1.03%       0.01%        1.02%
   Franklin Small Cap Value Securities Fund(8)           0.51%       0.25%      0.20%      0.96%       0.03%        0.93%
   Templeton Developing Markets Securities Fund          1.23%       0.25%      0.24%      1.72%        N/A         1.72%
   Templeton Global Asset Allocation Fund(8)             0.62%       0.25%      0.24%      1.11%       0.01%        1.10%

GOLDMAN SACHS VARIABLE INSURANCE TRUST (INSTITUTIONAL CLASS SHARES)(9)
   Goldman Sachs Capital Growth Fund                     0.75%        N/A       0.10%      0.85%        N/A         0.85%
   Goldman Sachs Mid Cap Value Fund(10)                  0.80%        N/A       0.07%      0.87%        N/A         0.87%
   Goldman Sachs Structured Small Cap Equity Fund        0.75%        N/A       0.24%      0.99%        N/A         0.99%

JANUS ASPEN SERIES
   Janus Aspen Balanced Portfolio
      (Service Shares)                                   0.55%       0.25%      0.03%      0.83%        N/A         0.83%
   Janus Aspen Forty Portfolio (Institutional
      Shares)                                            0.64%        N/A       0.06%      0.70%        N/A         0.70%
   Janus Aspen Mid Cap Growth Portfolio (Service
      Shares)                                            0.64%       0.25%      0.06%      0.95%        N/A         0.95%

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS SHARES)
   PIMCO VIT Foreign Bond Portfolio (U.S.
      Dollar-Hedged)                                     0.25%       0.15%      0.50%      0.90%        N/A         0.90%
   PIMCO VIT Low Duration Portfolio                      0.25%       0.15%      0.25%      0.65%        N/A         0.65%

PRINCIPAL VARIABLE CONTRACTS FUND, INC. ("PVC") (FORMERLY WM VARIABLE TRUST) (CLASS 2 SHARES)(11) (12)
   PVC Equity Income Account I (formerly WM Equity
      Income Fund)                                       0.49%       0.25%      0.04%      0.78%        N/A         0.78%
   PVC MidCap Stock Account (formerly WM Mid Cap
      Stock Fund)                                        0.75%       0.25%      0.01%      1.01%        N/A         1.01%

                                                                                                    CONTRACTUAL
                                                                                                       WAIVER
                                                                                          GROSS          OR         NET
                                                                                          TOTAL       EXPENSE      TOTAL
                                                      MANAGEMENT    12B-1      OTHER      ANNUAL     REIMBURSE-    ANNUAL
PORTFOLIO                                                FEES      FEES (1)   EXPENSES   EXPENSES       MENT      EXPENSES
---------                                             ----------   --------   --------   --------   -----------   --------
   PVC SmallCap Growth Account (successor to WM
      Small Cap Growth Fund)                             1.00%       0.25%      0.02%      1.27%        N/A         1.27%
   PVC West Coast Equity Account (formerly WM West
      Coast Equity Fund)                                 0.63%       0.25%      0.02%      0.90%        N/A         0.90%



                                                                                                                           TOTAL
                                                                         GROSS     CONTRACTUAL      NET       UNDER-      ANNUAL
                                                                          SAM       FEE WAIVER      SAM        LYING     FUND OF
                                                                       PORTFOLIO    OR EXPENSE   PORTFOLIO     FUND       FUNDS
                                       MANAGE-     12B-1      OTHER     FEES AND    REIMBURSE-    FEES AND   FEES AND   OPERATING
NAME OF FUND OF FUNDS                 MENT FEES   FEES(1)   EXPENSES    EXPENSES       MENT       EXPENSES   EXPENSES   EXPENSES
---------------------                 ---------   -------   --------   ---------   -----------   ---------   --------   ---------
PRINCIPAL VARIABLE CONTRACTS FUND, INC. ("PVC") (CLASS 2 SHARES) STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS(11) (13)
PVC SAM Balanced Portfolio
   (formerly WM SAM Balanced
   Portfolio)                           0.25%      0.25%      0.01%      0.51%        0.00%        0.51%       0.66%      1.17%
PVC SAM Conservative Balanced
   Portfolio (formerly WM SAM
   Conservative Balanced Portfolio)     0.25%      0.25%      0.01%      0.51%        0.00%        0.51%       0.62%      1.13%
PVC SAM Conservative Growth
   Portfolio (formerly WM SAM
   Conservative Growth Portfolio)       0.25%      0.25%      0.01%      0.51%        0.00%        0.51%       0.69%      1.20%
PVC SAM Flexible Income Portfolio
   (formerly WM SAM Flexible Income
   Portfolio)                           0.25%      0.25%      0.01%      0.51%        0.00%        0.51%       0.59%      1.10%
PVC SAM Strategic Growth Portfolio
   (formerly WM SAM Strategic
   Growth Portfolio)                    0.25%      0.25%      0.01%      0.51%        0.00%        0.51%       0.73%      1.24%


(1) The 12b-1 distribution plan is described in the Portfolios' prospectus and/or statement of additional information. Because the 12b-1 fees are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.

(2) The Gross Total Annual Expenses for the Calvert Social Small Cap Growth Portfolio reflect an indirect fee and fees before waivers. Indirect fees result from the Portfolio's offset arrangement with the custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. The net operating expenses after reductions for fees paid indirectly and fee waivers was 1.37% for the year ended December 31, 2006.



(3) The "Other Expenses" for the Developing Leaders Portfolio and the Quality Bond Portfolio include expenses of 0.02% and 0.01%, respectively, for acquired fund fees and expenses. The Dreyfus Corporation, the adviser to the Quality Bond Portfolio, has agreed to waive a portion of the Quality Bond Portfolio's management fee, in the amount of 0.10% of 1% of the value of the Portfolio's average daily net assets, until June 30, 2007.



(4) The fees for the DWS Variable Series I were restated on an annualized basis to reflect fee changes which took effect on June 1, 2006; the fees include a 0.10% administration fee. Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Net Total Annual Expenses to the following amounts: (i) 0.60% for the DWS Bond VIP, through September 30, 2007; (ii) 0.54% for the DWS Growth & Income VIP and 0.96% for the DWS International VIP, through April 30, 2010; and (iii) 0.63% for the DWS Bond VIP from October 1, 2007 through April 30, 2008. The investment manager for the DWS Growth & Income VIP has also contractually agreed to waive its fees and expenses in the amount of 0.01% of the average daily net assets until April 27, 2010. The Net Total Annual Expenses for the DWS Bond VIP and the DWS Growth & Income VIP after the contractual fee limits, expense reimbursements, and fee and expense waivers were 0.63% and 0.53%, respectively, for 2006. Fees for the DWS Growth & Income VIP and for the DWS International VIP are restated on an annualized basis to reflect the acquisition of the DWS Mercury Large Cap Core VIP and of the DWS Templeton Foreign Value VIP, respectively, on December 11, 2006.



(5) Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Net Total Annual Expenses to the following levels:
     (i) 0.63% for the DWS Government & Agency Securities VIP and 0.72% for the DWS Small Cap Growth VIP, through April 30, 2008; and (ii) 0.78% for the DWS Dreman High Return Equity VIP and 0.44% for the DWS Money Market VIP, through April 30, 2010. The Net Total Annual Expenses for the DWS Government & Agency Securities VIP and the DWS Small Cap Growth VIP after contractual fee limits and expense reimbursements were 0.63% and 0.72%, respectively, for 2006. Management fees for the DWS Government & Agency Securities VIP and the DWS High Income VIP, and for the DWS Money Market VIP have been restated to reflect the new fee schedule effective October 1, 2006, and November 6, 2006, respectively. Fees for the DWS Dreman High Return Equity VIP are restated on an annualized basis to reflect the acquisition of the DWS MFS Strategic Value VIP and of the DWS Dreman Financial Services VIP on September 15, 2006. Fees for the DWS Money Market VIP are restated on an annualized basis to reflect the acquisition of the
     (DWS) Money Market VIP (DWS Variable Series I) on November 3, 2006.



(6) A portion of the brokerage commissions that the Fidelity VIP Growth Portfolio and the Fidelity VIP Mid Cap Portfolio pay may be reimbursed and used to reduce the Portfolio's expenses. In addition, through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce the Portfolio's custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Growth Portfolio were 0.77%, and for the Fidelity VIP Mid Cap Portfolio were 0.76% during 2006. These offsets may be discontinued at any time.



(7) Management fees for the Fidelity VIP Index 500 Portfolio have been reduced to 0.10%, and Service Class expenses are limited to 0.20% (excluding interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the Portfolio's shareholders and board of trustees. Thus, the expense limit is now required by contract and is not voluntary on the fund manager's part.



(8) The manager of the Franklin Small-Mid Cap Growth Securities Fund, the Franklin Small Cap Value Securities Fund, and the Templeton Global Asset Allocation Fund has agreed in advance to reduce its fee from assets invested by the Portfolios in a Franklin Templeton money market fund (the acquired fund) to the extent that the Portfolio's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.



(9) The "Other Expenses" for the Goldman Sachs Variable Insurance Trust include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund plus all other ordinary expenses not detailed above. The Funds' investment adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Goldman Sachs Capital Growth Fund and the Goldman Sachs Structured Small Cap Equity Fund, and 0.054% of the Goldman Sachs Mid Cap Value Fund. The annual expenses for the Goldman Sachs Capital Growth Fund, the Goldman Sachs Mid Cap Value Fund, and the Goldman Sachs Structured Small Cap Equity Fund after reimbursements and voluntary waivers were 0.84%, 0.86%, and 0.87%, respectively, during 2006. The Funds' investment adviser may cease or modify the expense limitations at its discretion at any time. If this occurs, "Other Expenses" and "Net Total Annual Expenses" may increase without shareholder approval.



     The adviser to the Goldman Sachs Variable Insurance Trust has entered into a fee reduction commitment for the Funds which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006. The fee reduction commitment provides that the adviser is entitled to receive an annual management fee based on the Fund's average daily net assets at the following rates: for the Goldman Sachs Capital Growth Fund (0.75% on the first $1 Billion, 0.68% on the next $1 Billion, and 0.65% in excess of $2 Billion); for the Goldman Sachs Mid Cap Value Fund (0.80% on the first $2 Billion, and 0.72% in excess of $2

     Billion); and for the Goldman Sachs Structured Small Cap Equity Fund (0.75% on the first $2 Billion, and 0.68% in excess of $2 Billion).

(10) As of May 1, 2006, the Goldman Sachs Mid Cap Value Fund is closed to new investors. Only contractowners who are currently invested in that Fund may allocate new premiums or transfer additional money into the Goldman Sachs Mid Cap Value Fund.





(11) Effective 1/5/07, pursuant to shareholder approval, each of the portfolios of the WM Variable Trust ("WMVT"), except for the WM Small Cap Growth Fund, were transferred intact to a new corresponding portfolio of the Principal Variable Contracts Fund, Inc. ("PVC"), as shown above. As part of the same transaction, the WM Small Cap Growth Fund, a portfolio of the WMVT, merged into the PVC SmallCap Growth Account, an existing portfolio of the PVC.



     Class 2 share expenses and PVC SAM Portfolio expenses are estimated for the period ending December 31, 2007. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.



(12) Principal Management Corporation, the manager of the PVC Portfolios, has contractually agreed to limit the expenses of the PVC Portfolios attributable to Class 2 shares and, if necessary, pay expenses normally payable by the PVC Portfolio through the period ending April 29, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.91% for Class 2 shares of the Equity Income Account I, 1.05% for Class 2 shares of the MidCap Stock Account, 1.27% for Class 2 shares of the SmallCap Growth Account, and 0.93% for Class 2 shares of the West Coast Equity Account.



(13) Each PVC SAM Portfolio, an "upper-tier fund," is an asset-allocation "fund -of -funds" that typically allocates its assets, within predetermined percentage ranges, among certain underlying funds of the PVC and the High Yield Fund II series of Principal Investors Fund (formerly WM High Yield
     Fund) (the "underlying funds"). Each SAM Portfolio has its own set of operating expenses, as does each of the underlying funds in which it invests. If you choose to invest in one of the PVC SAM Portfolios subaccounts, you will be responsible for the indirect expense of the applicable PVC SAM Portfolio-- the upper-tier fund-- as well as those of its underlying funds. Each PVC SAM Portfolio indirectly bears a proportionate share of the applicable expenses of the underlying funds (including management fees) and is a shareholder of the underlying funds. Depending on which underlying funds are held by a PVC SAM Portfolio and in what proportion, the fees will vary over time. "Total Annual Fund of Funds Operating Expenses" show combined annual expenses for each PVC SAM Portfolio and the underlying funds in which the SAM Portfolio invests. A SAM Portfolio's actual expenses may be higher or lower as a result of changes in the allocation of the SAM Portfolio's assets among the underlying funds, and the expenses of the underlying fund and of the SAM Portfolio.



     Principal Management Corporation, the manager of the SAM Portfolios, has contractually agreed to limit the expenses (not including underlying fund expenses) of the SAM Portfolios attributable to Class 2 shares and, if necessary, pay expenses normally payable by the SAM Portfolios, through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.53% for the Class 2 shares for the Balanced Portfolio, 0.60% for the Class 2 shares for the Conservative Balanced Portfolio, 0.54% for the Class 2 shares for the Conservative Growth Portfolio, 0.55% for the Class 2 shares for the Flexible Income Portfolio, and 0.55% for the Class 2 shares for the Strategic Growth Portfolio.


                                 REDEMPTION FEES

     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.

                               DISTRIBUTION COSTS

     For information concerning the compensation paid for the sale of the Policies, see "Distribution of the Policies."

                           PERSONALIZED ILLUSTRATIONS

     Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. YOU SHOULD REQUEST PERSONALIZED ILLUSTRATIONS FROM YOUR AGENT TO HELP YOU DECIDE WHAT LEVEL OF PREMIUM PAYMENTS TO PAY IN YOUR PARTICULAR CIRCUMSTANCES.

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY

     Farmers New World Life Insurance Company ("Farmers") is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

                                THE FIXED ACCOUNT

     You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers' general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account's assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

     Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

     The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

     We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

     We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     The fixed account is not registered with the Securities and Exchange Commission ("SEC"). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

                              THE VARIABLE ACCOUNT

     Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the Federal securities laws.

     The variable account is divided into subaccounts, each of which invests in shares of one portfolio of a fund.

     Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount's own investment experience and not the investment experience of our other assets. The variable account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     CHANGES TO THE VARIABLE ACCOUNT. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

                                 THE PORTFOLIOS

     Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.


     The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or loss of one portfolio has no effect on the investment performance of any other portfolio.


     Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

     Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Policy. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Policy.


     An investment in a subaccount, or in any portfolio, including the DWS Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.


                     INVESTMENT OBJECTIVES OF THE PORTFOLIOS


     The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF THE RISKS, CONDITIONS OF INVESTING, AND FEES AND EXPENSES OF EACH PORTFOLIO IN THE PROSPECTUSES FOR THE PORTFOLIOS THAT ARE ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE PROSPECTUSES CAREFULLY.



PORTFOLIO                           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------                           -------------------------------------------
CALVERT SOCIAL SMALL CAP         Seeks to provide long-term capital appreciation
GROWTH PORTFOLIO                 by investing primarily in the equity securities
                                 of companies that have small market
                                 capitalizations. Investment adviser is Calvert
                                 Asset Management Company, Inc. The subadviser is
                                 Bridgeway Capital Management, Inc.

PORTFOLIO                           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------                           -------------------------------------------
DREYFUS VIF DEVELOPING LEADERS   Seeks capital growth. Investment adviser is The
PORTFOLIO (SERVICE CLASS         Dreyfus Corporation.
SHARES)

DREYFUS VIF QUALITY BOND         Seeks to maximize total return, consisting of
PORTFOLIO (SERVICE CLASS         capital appreciation and current income.
SHARES)                          Investment adviser is The Dreyfus Corporation.

DWS BOND VIP (CLASS A SHARES)    Seeks to maximize total return consistent with
                                 preservation of capital and prudent investment
                                 management, by investing for both current income
                                 and capital appreciation. Investment adviser is
                                 Deutsche Investment Management Americas Inc. The
                                 subadviser is Aberdeen Asset Management, Inc.,
                                 and the sub-subadviser is Aberdeen Asset
                                 Management Investment Services Limited.

DWS DREMAN HIGH RETURN EQUITY    Seeks to achieve a high rate of total return.
VIP (CLASS A SHARES)             Investment adviser is Deutsche Investment
                                 Management Americas Inc. The subadviser is
                                 Dreman Value Management L.L.C.

DWS GLOBAL OPPORTUNITIES VIP     Seeks above-average capital appreciation over
(CLASS A SHARES)                 the long term. Investment adviser is Deutsche
                                 Investment Management Americas Inc.

DWS GOVERNMENT & AGENCY          Seeks high current income consistent with
SECURITIES VIP (CLASS A          preservation of capital. Investment adviser is
SHARES)                          Deutsche Investment Management Americas Inc.

DWS GROWTH & INCOME VIP (CLASS   Seeks long-term growth of capital, current
A SHARES)                        income and growth of income. Investment adviser
                                 is Deutsche Investment Management Americas Inc.

DWS HIGH INCOME VIP (CLASS A     Seeks to provide a high level of current income.
SHARES)                          Investment adviser is Deutsche Investment
                                 Management Americas Inc.

DWS INTERNATIONAL VIP (CLASS A   Seeks long-term growth of capital primarily
SHARES)                          through diversified holdings of marketable
                                 foreign equity investments (equities issued by
                                 foreign-based companies and listed on foreign
                                 exchanges). Investment adviser is Deutsche
                                 Investment Management Americas Inc.

DWS MONEY MARKET VIP (CLASS A    Seeks maximum current income to the extent
SHARES)(1)                       consistent with stability of principal.
                                 Investment adviser is Deutsche Investment
                                 Management Americas Inc.

DWS SMALL CAP GROWTH VIP         Seeks maximum appreciation of investors'
(CLASS A SHARES)                 capital. Investment adviser is Deutsche
                                 Investment Management Americas Inc.

FIDELITY VIP GROWTH PORTFOLIO    Seeks to achieve capital appreciation.
(SERVICE CLASS SHARES)           Investment adviser is Fidelity Management &
                                 Research Company. The subadvisers are: Fidelity
                                 Management and Research (U.K.) Inc., Fidelity
                                 Research & Analysis Company (formerly Fidelity
                                 Management and Research (Far East) Inc.),
                                 Fidelity International Investment Advisors,
                                 Fidelity International Investment Advisors
                                 (U.K.) Limited, Fidelity Investments Japan
                                 Limited, and FMR Co., Inc.

FIDELITY VIP INDEX 500           Seeks investment results that correspond to the
PORTFOLIO (SERVICE CLASS         total return of common stocks publicly traded in
SHARES)                          the United States, as represented by the
                                 Standard & Poor's 500(SM) Index. Investment
                                 adviser is Fidelity Management & Research
                                 Company. The subadvisers are Geode Capital
                                 Management, LLC and FMR Co., Inc.



----------
(1) Effective November 3, 2006, pursuant to shareholder approval, (DWS) Money Market VIP, a portfolio of DWS Variable Series I, merged into the DWS Money Market VIP, an existing portfolio of DWS Variable Series II.

PORTFOLIO                           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------                           -------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO   Seeks long-term growth of capital. Investment
(SERVICE CLASS SHARES)           adviser is Fidelity Management & Research
                                 Company. The subadvisers are: Fidelity
                                 Management and Research (U.K.) Inc., Fidelity
                                 Research & Analysis Company (formerly Fidelity
                                 Management and Research (Far East) Inc.),
                                 Fidelity International Investment Advisors,
                                 Fidelity International Investment Advisors
                                 (U.K.) Limited, Fidelity Investments Japan
                                 Limited, and FMR Co., Inc.

FRANKLIN SMALL CAP VALUE         Seeks long-term total return. Investment adviser
SECURITIES FUND (CLASS 2         is Franklin Advisory Services, LLC.
SHARES)

FRANKLIN SMALL-MID CAP GROWTH    Seeks long-term capital growth. Investment
SECURITIES FUND (CLASS 2         adviser is Franklin Advisers, Inc.
SHARES)

GOLDMAN SACHS CAPITAL GROWTH     Seeks long-term growth. Investment adviser is
FUND (INSTITUTIONAL CLASS        Goldman Sachs Asset Management, L.P.
SHARES)

GOLDMAN SACHS MID CAP VALUE      Seeks long-term capital appreciation. Investment
FUND (INSTITUTIONAL CLASS        adviser is Goldman Sachs Asset Management, L.P.
SHARES)(2)

GOLDMAN SACHS STRUCTURED SMALL   Seeks long-term growth of capital. Investment
CAP EQUITY FUND (INSTITUTIONAL   adviser is Goldman Sachs Asset Management, L.P.
CLASS SHARES)

JANUS ASPEN BALANCED PORTFOLIO   Seeks long-term capital growth, consistent with
(SERVICE SHARES)                 preservation of capital and balanced by current
                                 income. Investment adviser is Janus Capital
                                 Management LLC.

JANUS ASPEN FORTY PORTFOLIO      Seeks long-term growth of capital. Investment
(INSTITUTIONAL SHARES)           adviser is Janus Capital Management LLC.

JANUS ASPEN MID CAP GROWTH       Seeks long-term growth of capital. Investment
PORTFOLIO (SERVICE SHARES)       adviser is Janus Capital Management LLC.

PIMCO VIT FOREIGN BOND           Seeks maximum total return, consistent with
PORTFOLIO (U.S. DOLLAR-HEDGED)   preservation of capital and prudent investment
(ADMINISTRATIVE CLASS SHARES)    management. Investment adviser is Pacific
                                 Investment Management Company LLC.

PIMCO VIT LOW DURATION           Seeks maximum total return, consistent with
PORTFOLIO (ADMINISTRATIVE        preservation of capital and prudent investment
CLASS SHARES)                    management. Investment adviser is Pacific
                                 Investment Management Company LLC.

PVC EQUITY INCOME ACCOUNT I      Seeks to provide a relatively high level of
(FORMERLY WM EQUITY INCOME       current income and long-term growth of income
FUND) (CLASS 2 SHARES)(3)        and capital. The investment adviser is Principal
                                 Management Corporation and the subadviser is
                                 Edge Asset


----------





(2) As of May 1, 2006, the Goldman Sachs Mid Cap Value Fund is closed to new investors. Only contractowners who are currently invested in that Fund may allocate new premiums or transfer additional money into the Goldman Sachs Mid Cap Value Fund. If, after May 1, 2006, your Contract Value in the Goldman Sachs Mid Cap Value Subaccount falls to zero, the Subaccount will be permanently closed to you and you may not invest additional money in that Subaccount.

PORTFOLIO                           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------                           -------------------------------------------
                                 Management, Inc. (formerly WM Advisors, Inc.).

PVC MIDCAP STOCK ACCOUNT         Seeks to provide long-term capital appreciation.
(FORMERLY WM MID CAP STOCK       The investment adviser is Principal Management
FUND) (CLASS 2 SHARES)(3)        Corporation and the subadviser is Edge Asset
                                 Management, Inc. (formerly WM Advisors, Inc.).

PVC SAM BALANCED PORTFOLIO       Seeks to provide as high a level of total return
(FORMERLY WM SAM BALANCED        (consisting of reinvested income and capital
PORTFOLIO) (CLASS 2 SHARES)(3)   appreciation) as is consistent with reasonable
                                 risk. In general, relative to the other
                                 portfolios, the Balanced Portfolio offers
                                 investors the potential for a medium level of
                                 income and a medium level of capital growth,
                                 while exposing them to a medium level of
                                 principal risk. The investment adviser is
                                 Principal Management Corporation and the
                                 subadviser is Edge Asset Management, Inc.
                                 (formerly WM Advisors, Inc.).

PVC SAM CONSERVATIVE BALANCED    Seeks to provide a high level of total return
PORTFOLIO (FORMERLY WM SAM       (consisting of reinvestment of income and
CONSERVATIVE BALANCED            capital appreciation) consistent with a moderate
PORTFOLIO) (CLASS 2 SHARES)(3)   degree of principal risk. In general, relative
                                 to the other portfolios, the Conservative
                                 Balanced Portfolio offers investors the
                                 potential for a medium to high level of income
                                 and a medium to low level of capital growth,
                                 while exposing them to a medium to low level of
                                 principal risk. The investment adviser is
                                 Principal Management Corporation and the
                                 subadviser is Edge Asset Management, Inc.
                                 (formerly WM Advisors, Inc.).

PVC SAM CONSERVATIVE GROWTH      Seeks to provide long-term capital appreciation.
PORTFOLIO (FORMERLY WM SAM       In general, relative to the other portfolios,
CONSERVATIVE GROWTH PORTFOLIO)   the Conservative Growth Portfolio offers
(CLASS 2 SHARES)(3)              investors the potential for a low to medium
                                 level of income and a medium to high level of
                                 capital growth, while exposing them to a medium
                                 to high level of principal risk. The investment
                                 adviser is Principal Management Corporation and
                                 the subadviser is Edge Asset Management, Inc.
                                 (formerly WM Advisors, Inc.).

PVC SAM FLEXIBLE INCOME          Seeks to provide a high level of total return
PORTFOLIO (FORMERLY WM SAM       (consisting of reinvestment of income with some
FLEXIBLE INCOME PORTFOLIO)       capital appreciation). In general, relative to
(CLASS 2 SHARES)(3)              the other portfolios, the Flexible Income
                                 Portfolio offers investors the potential for a
                                 high level of income and a low level of capital
                                 growth, while exposing them to a low level of
                                 principal risk. The investment adviser is
                                 Principal Management Corporation and the
                                 subadviser is Edge Asset Management, Inc.
                                 (formerly WM Advisors, Inc.).

PVC SAM STRATEGIC GROWTH         Seeks to provide long-term capital appreciation.
PORTFOLIO (FORMERLY WM SAM       In general, relative to the other portfolios,
STRATEGIC GROWTH PORTFOLIO)      the Strategic Growth Portfolio offers investors
(CLASS 2 SHARES)(3)              the potential for a high level of capital
                                 growth, and a corresponding level of principal
                                 risk. The investment adviser is Principal
                                 Management Corporation and the subadviser is
                                 Edge Asset Management, Inc. (formerly WM
                                 Advisors, Inc.).

PVC SMALLCAP GROWTH ACCOUNT      Seeks long-term growth of capital. The
(SUCCESSOR TO WM SMALL CAP       investment adviser is Principal Management
GROWTH FUND) (CLASS 2 SHARES)    Corporation and the subadvisers are UBS Global
(3)                              Asset Management (Americas), Inc., Emerald
                                 Advisers, Inc., and Essex Investment Management
                                 Company, LLC.



----------
(3) Effective January 5, 2007, pursuant to shareholder approval, each of the portfolios of the WM Variable Trust ("WMVT"), except for the WM Small Cap Growth Fund, were transferred intact to a new corresponding portfolio of the Principal Variable Contracts Fund, Inc. ("PVC"), as shown above. As part of the same transaction, the WM Small Cap Growth Fund, a portfolio of the WMVT, merged into the PVC SmallCap Growth Account, an existing portfolio of the PVC.

PORTFOLIO                           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------                           -------------------------------------------
PVC WEST COAST EQUITY ACCOUNT    Seeks to provide long-term growth of capital.
(FORMERLY WM WEST COAST EQUITY   The investment adviser is Principal Management
FUND) (CLASS 2 SHARES)           Corporation and the subadviser is Edge Asset
                                 Management, Inc. (formerly WM Advisors, Inc.).

TEMPLETON DEVELOPING MARKETS     Seeks long-term capital appreciation. Investment
SECURITIES FUND (CLASS 2         adviser is Templeton Asset Management, Ltd.
SHARES)

TEMPLETON GLOBAL ASSET           Seeks high total return. Investment adviser is
ALLOCATION FUND (CLASS 2         Templeton Investment Counsel, LLC. The
SHARES)                          subadvisers are Franklin Advisers, Inc., and
                                 Franklin Templeton Investment Management Limited.
THE DREYFUS SOCIALLY             Seeks capital growth with current income as a
RESPONSIBLE GROWTH FUND, INC.    secondary goal. The investment adviser is The
(SERVICE CLASS SHARES)           Dreyfus Corporation.



----------
(3) Effective January 5, 2007, pursuant to shareholder approval, each of the portfolios of the WM Variable Trust ("WMVT"), except for the WM Small Cap Growth Fund, were transferred intact to a new corresponding portfolio of the Principal Variable Contracts Fund, Inc. ("PVC"), as shown above. As part of the same transaction, the WM Small Cap Growth Fund, a portfolio of the WMVT, merged into the PVC SmallCap Growth Account, an existing portfolio of the PVC.


     In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

     If a fund's Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

     PLEASE READ THE ATTACHED PROSPECTUSES FOR THE PORTFOLIOS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

                           SELECTION OF THE PORTFOLIOS


     The portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's (and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolios adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Policy owners.


     You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

     YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN.

     We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Policy.


     REVENUE WE RECEIVE FROM THE PORTFOLIOS AND/OR THEIR SERVICE PROVIDERS. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:


     - RULE 12B-1 FEES. We and/or our affiliate, Farmers Financial Solutions, LLC ("FFS"), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the "Fee Table" in this Prospectus. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Policy and certain other variable insurance products that we issue.

     - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES ("SUPPORT FEES"). We and/or FFS may receive compensation from some of the portfolios' service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.

     The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

                     INCOMING PAYMENTS TO FARMERS AND/OR FFS

From the following
  Funds and their
      Service         Maximum %
    Providers:       of assets*
------------------   ----------
     Calvert            0.15%
     Dreyfus            0.25%
       DWS              0.15%
     Fidelity           0.15%
Franklin Templeton      0.25%


From the following
  Funds and their
      Service         Maximum %
    Providers:       of assets*
------------------   ----------
   Goldman Sachs        0.25%
       Janus            0.25%
       PIMCO            0.10%
 PVC (formerly WM)      0.25%


* Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by us.


     - OTHER PAYMENTS. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio's service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.



     Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.


     For further details about the compensation payments we make in connection with the sale of the Policies, see the "Distribution of the Policies" section below.

                         AVAILABILITY OF THE PORTFOLIOS

     We do not guarantee that each portfolio will always be available for investment through the Policies.

     We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

                       YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Policy owners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

     If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY

                               PURCHASING A POLICY

     To purchase a Policy, you must send the application and, in most cases, an initial premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

     There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your initial premium is allocated to one or more subaccounts of the variable account and/or to the fixed account.

     Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

     We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $150,000, and $50,000 for all others. The maximum issue age for insureds in the preferred underwriting class is age 75, and for all other premium classes is age 80. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on your Policy's specifications page.

                        TAX-FREE 'SECTION 1035' EXCHANGES

     You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy's suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                      WHEN INSURANCE COVERAGE TAKES EFFECT

     TEMPORARY INSURANCE COVERAGE. If the primary proposed insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed insured and children to be covered under a Children's Insurance Rider with temporary insurance coverage in the amount applied for (excluding Accidental Death Benefit) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

     Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

     -    The date full insurance coverage becomes effective;

     - The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

     - The date the proposed insured or the owner signs a request to cancel the application or rejects the Policy.

     FULL INSURANCE COVERAGE. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy, if issued.

     Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the percent of premium factor) to the fixed account until the reallocation date, and we will begin to deduct monthly deductions from your Contract Value. See "Allocating Premiums."

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. Backdating may result in higher surrender charges if the Deferred Sales Charge or Administrative Components are based on certain lower age brackets. (See "Surrender Charge.") For a backdated Policy, monthly deductions, including cost of insurance charges, will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).

                  CANCELING A POLICY (RIGHT-TO-EXAMINE PERIOD)

     You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

     POLICIES SOLD IN CALIFORNIA. If you purchase your Policy in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Policy.

     During the 30-day right-to-examine period (plus 10 days), we will place your premium in the fixed account, unless you specifically direct that we allocate your premium to the subaccounts and fixed account you selected on the application. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rate. If your premium is placed solely in the fixed account, we will refund to you all premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).

     If you have directed that your premium be invested in the subaccounts, rather than the fixed account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. YOU BEAR THE RISK THAT A REFUND OF YOUR CONTRACT VALUE COULD BE LESS THAT THE PREMIUM YOU PAID FOR THIS POLICY. If you decide to cancel this Policy after the right-to-examine period has expired, we will impose a surrender charge on the transaction.

                                STATE VARIATIONS


     This prospectus provides you with important information about the Farmers Variable Life. However, we will also issue you a Policy, which is a separate document from this prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the endorsements and riders attached to your Policy) for the provisions that apply in your state. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.


                                 OTHER POLICIES

     We offer other life insurance policies that have different investment options, death benefits, policy features and policy charges from this Policy. For more information about the other policies, please contact our Service Center or your agent.

                                OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the ownership rights and options described in the Policy. The insured is the owner unless the application specifies a different person as the owner. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured. The owner may designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.

Changing the Owner

     - You may change the owner by providing a written request to us at any time while the insured is alive.

     - The change takes effect on the date that the written request is signed.

     - We are not liable for any actions we may have taken before we received the written request.

     -    Changing the owner does not automatically change the beneficiary.

Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.

Selecting and Changing the Beneficiary

     - If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

     - If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

     - If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.

     - You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured's death, then the death benefit proceeds will be paid as if the beneficiary had died first.

     - You can change the beneficiary by providing us with a written request while the insured is living.

     - The change in beneficiary is effective as of the date you sign the written request.

     - We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy

     -    You may assign Policy rights while the insured is alive.

     -    The owner retains any ownership rights that are not assigned.

     - The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

     - Claims under any assignment are subject to proof of interest and the extent of the assignment.

     -    We are not:

          - bound by any assignment unless we receive a written notice of the assignment.

          -    responsible for the validity of any assignment.

          - liable for any payment we made before we received written notice of the assignment.

Assigning the Policy may have tax consequences. See "Federal Tax
Considerations."

                              MODIFYING THE POLICY

     Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     Upon notice to you, we may modify the Policy to:

     - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

     - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

     -    reflect a change in the variable account's operations.

     If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                               POLICY TERMINATION

     Your Policy will terminate on the earliest of:

     -    the maturity date (insured's attained age 110);

     -    the date the insured dies;

     -    the end of the grace period without a sufficient payment; and

     -    the date you surrender the Policy.

PREMIUMS

                               PREMIUM FLEXIBILITY

     You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

     Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the premium indicated on your Policy's specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

     We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

     WE WILL TREAT ANY PAYMENT YOU MAKE AS A PREMIUM UNLESS YOU CLEARLY MARK IT AS A LOAN REPAYMENT. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

     PLANNED PREMIUMS. You may determine a planned premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the monthly deduction. See "Risk Summary," "Policy Lapse."

     ELECTRONIC PAYMENTS OR BILLING. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

     You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 110), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.

     TAX CODE PROCESSING. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract ("MEC") or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the EXCESS PORTION of that premium. We will immediately notify the owner and give an explanation of the issue by sending a letter to the owner's address of record. We will refund the EXCESS premium no later than 2 weeks after receipt of the premium at the Service Center (the "refund date"), except in the following circumstances:

     a.   the tax problem resolves itself prior to the refund date; or

     b. the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

     During this two-week period, we will hold such excess premiums in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

                                MINIMUM PREMIUMS

     The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the minimum premium. PAYING THE MINIMUM PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums may be necessary to keep the Policy in force to maturity.

     The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy's specifications page. The minimum premium depends on a number of factors including the age, sex, and premium class of the proposed insured, and the principal sum.

     The minimum premium will change if:

     -    you increase or decrease the principal sum;

     -    you change the death benefit option;

     -    you change or add a rider;

     - you take a partial withdrawal when you have elected the level death benefit option (Option B); or

     - the insured's premium class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

     If your Surrender Value (that is, the Contract Value, minus the surrender charge, and minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) becomes zero or less, AND if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums is the sum of all past monthly-mode minimum premiums since the issue date.

     But if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, then your Policy will enter a grace period only if your Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy), is too low to pay the entire monthly deduction when due.

     Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

                               ALLOCATING PREMIUMS

     When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules.

     - You must put at least 1% of each premium in any subaccount or the fixed account you select.

     - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the subaccounts or the fixed account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

     Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     On the issue date, we will allocate your premium(s) received, times the percent of premium factor, minus the monthly deduction(s), to the fixed account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the fixed account on the Business Day it is received at the Service Center. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.

     Unless additional underwriting is required or a situation described above in the "Tax Code Processing" section occurs, we invest all premiums paid after the reallocation date on the Business Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

YOUR CONTRACT VALUES

YOUR CONTRACT VALUE

     - varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

     -    serves as the starting point for calculating values under a Policy;

     - equals the sum of all values in each subaccount, the loan account and the fixed account;

     -    is determined on the issue date and on each Business Day;

     - on the issue date, equals the initial premium times the percent of premium factor, less the monthly deduction; and

     - has no guaranteed minimum amount and may be more or less than premiums paid.

                                SUBACCOUNT VALUE

       Each subaccount's value is determined at the end of each Business Day. We determine your Policy's value in each subaccount by multiplying the number of units that your Policy has in the subaccount by the accumulation unit value of that subaccount at the end of the Business Day.

THE NUMBER OF UNITS IN ANY SUBACCOUNT ON ANY BUSINESS DAY EQUALS:

     -    the initial units purchased at the unit value on the issue date; PLUS

     - units purchased with additional premiums net of the percent of premium factor; PLUS

     - units purchased via transfers from another subaccount or the fixed account; MINUS

     -    units redeemed to pay a pro-rata share of the monthly deductions;
          MINUS

     - units redeemed to pay for partial withdrawals and any applicable surrender charges; MINUS

     - units redeemed as part of a transfer to another subaccount, the loan account or the fixed account.

     Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

                              SUBACCOUNT UNIT VALUE

     The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

                               FIXED ACCOUNT VALUE

     On the issue date, the fixed account value is equal to the premiums paid multiplied by the percent of premium factor, less the first monthly deduction.

THE FIXED ACCOUNT VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:

     - the fixed account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; PLUS

     - the portion of the premium(s), multiplied by the percent of premium factor, allocated to the fixed account since the preceding Business Day, plus interest from the date such premiums were received to the date of calculation; PLUS

     - any amounts transferred to the fixed account since the preceding Business Day; plus interest from the effective date of such transfers to the date of calculation; MINUS

     - the amount of any transfer from the fixed account to the subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation and any processing fee; MINUS

     - the amount of any partial withdrawals and any applicable surrender charges deducted from the fixed account since the preceding Business Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; MINUS

     - a pro-rata share of the monthly deduction, on each Business Day when a monthly deduction is due.

     Your Policy's guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

                               LOAN ACCOUNT VALUE

THE LOAN ACCOUNT VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:

     - the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; PLUS

     - any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

     - the amount of any transfer from the loan account to the subaccounts and the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

     Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the fixed account and subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

CHARGES AND DEDUCTIONS

     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE:

     - the death benefit, surrender and loan benefits under the Policy, and the benefits provided by riders.

     -    investment options, including premium allocations.

     -    administration of elective options.

     -    the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

     - costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).

     -    overhead and other expenses for providing services and benefits.

     - sales and marketing expenses, including compensation paid in connection with the sale of the Policies.

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees.

RISKS WE ASSUME INCLUDE BUT ARE NOT LIMITED TO:

     - that the cost of insurance charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate.

     - that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

     All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

                               PREMIUM DEDUCTIONS

     When you make a premium payment, we apply a percent of premium factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 3.5% of each premium that we retain is the sum of 1.25%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The 3.5% estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

                                MONTHLY DEDUCTION

     We take a monthly deduction from the Contract Value on the issue date and on the Business Day nearest each monthly due date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.

     The monthly deduction is equal to:

     -    The monthly administration charge; PLUS

     -    The cost of insurance charge for the Policy; PLUS

     - The special premium factor applied to the cost of insurance for a special premium class, if any; PLUS

     -    Extra charges for a special premium class, if any; PLUS

     -    The charges for any riders.

     MONTHLY ADMINISTRATION CHARGE. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

     COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the principal sum, the Contract Value, the insured's issue age, sex, and premium class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st Policy year or age 80.

     The cost of insurance charge is equal to the cost of insurance rate at the insured's attained age, times the number of thousands of Risk Insurance Amount.

     The Risk Insurance Amount is:

     1.   The current death benefit; MINUS

     2. The Contract Value at the end of the Business Day preceding the monthly due date; PLUS

     3. The monthly administrative charge for the month that begins on the monthly due date; PLUS

     4. Any charges for riders for the month that begins on the monthly due date.

     The Risk Insurance Amount may increase or decrease each month depending on investment experience of the portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

     Cost of insurance rates are based on the sex, attained age and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates that are shown in Appendix A or your Policy's specification page.

     The premium class of the insured will affect the cost of insurance rates. We currently place insureds into preferred and standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for insureds in special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy's specification page) times a special premium class rating factor shown on your Policy's specification page.

     We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy's principal sum, then a different premium class (and a different cost of insurance rate) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

     The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

     MONTHLY SPECIAL PREMIUM CLASS CHARGE. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy's specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the monthly deduction and compensates us for additional costs associated with policies in a special premium class. If applicable to you, your Policy's specification page will show you the amount of this charge.

     FLAT EXTRA MONTHLY CHARGE FOR POLICIES IN A SPECIAL PREMIUM CLASS. We may deduct an additional flat extra monthly charge as part of the monthly deduction if the insured is in a special premium class. This compensates us for additional costs we anticipate from Policies in a special premium class. The charge, if any, will be shown on your Policy's specifications page.

     RIDER CHARGES. The monthly deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. PLEASE CONTACT YOUR AGENT FOR ADDITIONAL INFORMATION.

                        MORTALITY AND EXPENSE RISK CHARGE

     We deduct a daily charge from your Contract Value in each subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

     -    your Contract Value in each subaccount; MULTIPLIED BY

     - the daily portion of the annual mortality and expense risk charge rate of 0.90%.

     If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

                                SURRENDER CHARGE

     We deduct a surrender charge if, during the first 14 Policy years, you:

     -    fully surrender the Policy,

     - take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B), or

     - you decrease the principal sum that was in effect at the time of issue.

     In the case of a full surrender, we pay the remaining Contract Value (less any surrender charge and any outstanding loan amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

     If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the subaccounts and the fixed account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any surrender charge.

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Contract Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

     1. you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

     2.   investment performance is too low.

     The surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

     The Deferred Sales Charge Component is calculated by:

     1. find the sum of all premiums that have been paid to the Policy (do not deduct amounts withdrawn or the percent of premium factor);

     2. multiply this sum by 0.075 if the insured's issue age was 65 or younger, or by 0.050 if the insured's issue age was 66 or older;

     3.   multiply the result by the appropriate number on this table:

Policy Year:               1-3     4      5      6      7      8      9     10     11     12     13     14    15 or more
------------              ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----------
Issue ages 0-65           1.00   1.00   1.00   0.90   0.80   0.70   0.60   0.50   0.40   0.30   0.20   0.10      0.00
Issue ages 66 and older   1.00   0.90   0.80   0.70   0.60   0.50   0.40   0.30   0.20   0.15   0.10   0.05      0.00

     The Administrative Component is calculated by:

     1. the appropriate surrender charge factor from the tables in Appendix B for the insured's age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has lapsed and been reinstated) (the tables vary by sex and premium class); MULTIPLIED BY

     2.   the number of thousands of principal sum on the issue date; MINUS

     3. any reductions in principal sum for which a surrender charge has already been imposed.

     SURRENDER CHARGE ON A DECREASE IN PRINCIPAL SUM. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge. To determine the surrender charge for a decrease in principal sum: multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge.

     SURRENDER CHARGE FOR A PARTIAL WITHDRAWAL. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the principal sum (on the issue date) is reduced by the withdrawal, minus any reductions in the original principal sum for which we have already imposed a surrender charge.

     AN EXAMPLE OF CALCULATING THE SURRENDER CHARGE FOLLOWS:

     This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The principal sum is $200,000 and the issue age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

     The total surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

     The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

     The Administrative Component is calculated by multiplying the number of thousands of principal sum by the appropriate factor from the surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

     The total surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total surrender charge is therefore $420 + $988 = $1,408.

     PARTIAL WITHDRAWAL PROCESSING FEE. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                 TRANSFER CHARGE

- We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

- We charge $25 for each additional transfer. We will not increase this charge.

- For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

- We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.

- Transfers we effect on the reallocation date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do NOT count as transfers for the purpose of assessing this charge.

                                  LOAN CHARGES

- During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

                     PORTFOLIO MANAGEMENT FEES AND EXPENSES

     Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2006, total annual portfolio fees and charges for the portfolios offered through this Policy ranged from 0.20% to 1.72% of average daily portfolio assets. See the "Fee Table" in this Prospectus and the prospectuses for the portfolios for more information.

     REDEMPTION FEES. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio's redemption fee, see the portfolio prospectus.

                                  OTHER CHARGES

-    We charge $5 for each additional annual report you request.

- We charge $1.50 per $1,000 for each increase in principal sum (this charge cannot exceed $300 per increase).

-    Any riders attached to the Policy will have their own charges.

DEATH BENEFIT

                             DEATH BENEFIT PROCEEDS

     As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured's death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. For more information, see "Payment Options" in the SAI.

DEATH BENEFIT PROCEEDS EQUAL:

     -    the death benefit (described below); MINUS

     -    any past due monthly deductions; MINUS

     -    any outstanding Policy loan on the date of death; MINUS

     -    any interest you owe on the Policy loan(s); PLUS

     - any additional benefits payable under the terms of any riders attached to the Policy.

     If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary's name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," "Misstatement of Age or Sex," and "Suicide Exclusion" in the SAI.

                              DEATH BENEFIT OPTIONS

     In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the insured. We call this the "principal sum" of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

THE VARIABLE DEATH BENEFIT UNDER OPTION A IS THE GREATER OF:

     - the principal sum plus the Contract Value (determined as of the end of the Valuation Period during which the insured dies); OR

     - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

     Under Option A, the death benefit varies with the Contract Value.

THE LEVEL DEATH BENEFIT UNDER OPTION B IS THE GREATER OF:

     -    the principal sum on the date of death; OR

     - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

     Under Option B, your death benefit generally equals the principal sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

     Under Option A, your death benefit will tend to be higher than under Option
B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

     In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person's attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

ATTAINED AGE          DEATH BENEFIT PERCENTAGE
------------   --------------------------------------
40 and under                    250%
  41 to 45     250% minus 7% for each age over age 40
  46 to 50     209% minus 6% for each age over age 46
  51 to 55     178% minus 7% for each age over age 51
  56 to 60     146% minus 4% for each age over age 56
  61 to 65     128% minus 2% for each age over age 61
  66 to 70     119% minus 1% for each age over age 66
  71 to 74     113% minus 2% for each age over age 71
  75 to 90                      105%
  91 to 94     104% minus 1% for each age over age 91
95 and above                    100%

     If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

     OPTION A EXAMPLE. Assume that the insured's attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

     However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

     Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

     OPTION B EXAMPLE. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

     Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

                         CHANGING DEATH BENEFIT OPTIONS

     After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

     A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See " Charges and Deductions - Monthly Deduction - Cost of Insurance Charge.")

If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured's age. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

     After any change in death benefit option, the total surrender charge for the Policy will continue to be based on the principal sum on the issue date on which surrender charges have not already been imposed.

     For a more detailed discussion on changing death benefit options, see the SAI.

                   EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

     If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the principal sum by the amount of the withdrawal (not including surrender charges or the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.

                           CHANGING THE PRINCIPAL SUM

     When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the insured. We call this the principal sum. After the first Policy year, you may change the principal sum subject to the conditions described below. YOU MAY EITHER CHANGE THE PRINCIPAL SUM OR CHANGE THE DEATH BENEFIT OPTION (BUT NOT BOTH, UNLESS DONE SIMULTANEOUSLY) NO MORE THAN ONCE PER POLICY YEAR. We will send you a Policy endorsement with the change to attach to your Policy.

     Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit we pay and your Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

     We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

     INCREASES

     - You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request. We can deny your request for reasons including but not limited to the following:

          - We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

          - We conclude the insured has an excessive amount of insurance coverage.

          - We conclude the owner no longer has an insurable interest in the insured.

     - You can increase the principal sum at any time after the first Policy year and before the insured's attained age 80.

     -    The minimum increase is $10,000.

     - We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300 per increase. The processing fee will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

     - If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional premiums before the increase in principal sum will become effective.

     - Increasing the principal sum will increase your Policy's minimum premium.

     DECREASES

     - You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy's specifications page.

     - You must submit a written request to decrease the principal sum. Evidence of insurability is not required.

     - Any decrease will be effective on the monthly due date following our approval of your request.

     -    Any decrease will first be used to:

          1.   reduce the most recent increase; then

          2.   the next most recent increases in succession; and then

          3. the principal sum on the issue date (subject to a surrender charge).

     - If you decrease the principal sum that was in effect on the issue date, we will assess the Administrative Component of the surrender charge. To determine the surrender charge for a decrease in principal sum, multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum (as of the issue date) that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge. Surrender charges will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

     - A decrease in principal sum may require that a portion of a Policy's Surrender Value be distributed as a partial surrender in order to maintain federal tax compliance. Decreasing the principal sum may also cause your Policy to become an MEC under federal tax law and receive less favorable tax treatment than other life insurance policies. See "Tax Treatment of Policy Benefits, Modified Endowment Contracts."

     - Decreasing the principal sum will reduce your Policy's minimum premium.

                                 PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.

SUPPLEMENTAL BENEFITS (RIDERS)

     The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy's Contract Value as part of the monthly deduction. See the Fee Table in this Prospectus. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.

     -    waiver of monthly deductions due to the insured's total disability

     -    term insurance on the insured's dependent children

     - payment of an accidental death benefit if the insured's death was caused by accidental bodily injury

     -    term insurance on additional insureds

     -    automatic increases in principal sum

     - accelerated payment of a portion of the death benefit in the event the insured develops a terminal illness

     - monthly disability benefit to the fixed account if the insured is totally disabled

     The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

SURRENDER AND WITHDRAWALS

                                    SURRENDER

     You may make a written request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you surrender your Policy.

     The Surrender Value on any Business Day equals:

     -    the Contract Value as of such date; MINUS

     -    any surrender charge as of such date; MINUS

     -    any outstanding Policy loans; MINUS

     -    any interest you owe on the Policy loans.

SURRENDER CONDITIONS:

     -    You must make your surrender request in writing.

     -    Your written surrender request must contain your signature.

     -    You should send your written request to the Service Center.

     - The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.

     - You will incur a surrender charge if you surrender the Policy during the first 14 Policy years. See "Charges and Deductions."

     - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

     - We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

     We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

     Surrendering the Policy may have adverse tax consequences, including a penalty tax. See "Federal Tax Consequences."

                               PARTIAL WITHDRAWALS

     After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See "Federal Tax Consequences."

WITHDRAWAL CONDITIONS:

     -    You must make your partial withdrawal request in writing.

     -    Your written partial withdrawal request must contain your signature.

     -    You should send your written request to the Service Center.

     -    You may make only one partial withdrawal each calendar quarter.

     -    You must request at least $500.

     - You cannot withdraw more than 75% of the Surrender Value without surrendering the Policy.

     - You can specify the subaccount(s) and fixed account from which to make the withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account). No portion of the loan account may be withdrawn.

     - We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern

          Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

     - We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee and surrender charge.

     - We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

     PROCESSING FEE FOR PARTIAL WITHDRAWALS. Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

     SURRENDER CHARGE FOR PARTIAL WITHDRAWALS. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the principal sum on the issue date is reduced by the withdrawal, minus any reductions in the original principal sum for which we have already imposed a surrender charge.

     If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by any surrender charges or the processing fee). See "Changing the Principal Sum - Decreases." We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.

            INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY
                       APPLY TO ANY WITHDRAWALS YOU MAKE.

                           WHEN WE WILL MAKE PAYMENTS

     We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;

     - the SEC permits, by an order, the postponement for the protection of owners; or

     - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner's account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, loans, or death benefits. We may also be required to provide additional information about you, the insured, your beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

     We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

TRANSFERS

     You may make transfers from the subaccounts or from the fixed account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:

     - You may make an unlimited number of transfers in a Policy year from the subaccounts (subject to the "Policies and Procedures Regarding Disruptive Trading and Market Timing" section below).

     - You may only make one transfer each Policy year from the fixed account (unless you choose dollar cost averaging).

     - You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

     - For SUBACCOUNT TRANSFERS, you must transfer at least the lesser of $250, or the total value in the subaccount.

     - For FIXED ACCOUNT TRANSFERS, you may not transfer more than 25% of the unloaned value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

     - We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are NOT treated as transfers for the purpose of the transfer charge.

     - We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

     - We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

     WE RESERVE THE RIGHT TO MODIFY, RESTRICT, SUSPEND OR ELIMINATE TRANSFER PRIVILEGES AT ANY TIME, FOR ANY CLASS OF POLICIES, FOR ANY REASON.

                              THIRD PARTY TRANSFERS

     If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. HOWEVER, YOU MAY NOT AUTHORIZE A REGISTERED REPRESENTATIVE OR AN AGENT TO TRANSACT TRANSFERS ON YOUR BEHALF. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

                               TELEPHONE TRANSFERS

     Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

     Please note the following regarding telephone transfers:

     - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     - We will employ reasonable procedures to confirm that telephone instructions are genuine.

     - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

     - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

     WE RESERVE THE RIGHT TO MODIFY, RESTRICT, SUSPEND OR ELIMINATE THE TRANSFER PRIVILEGES (INCLUDING THE TELEPHONE TRANSFER FACILITY) AT ANY TIME, FOR ANY CLASS OF POLICIES, FOR ANY REASON.

      POLICY AND PROCEDURES REGARDING DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time ("Disruptive Trading").

     Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy owners, for the underlying portfolios, and for other persons who have material rights under the Policies, such as insureds and beneficiaries. These risks and harmful effects include:

     - dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

     - reduced investment performance due to adverse effects on portfolio management by:

          - impeding a portfolio manager's ability to sustain an investment objective;

          - causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case; or

          - causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

     - increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those subaccounts, not just those making the transfers.

     POLICY AGAINST DISRUPTIVE TRADING. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING.

     For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

     DETECTION. We monitor the transfer activities of owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection.

As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy owners or intermediaries acting on their behalf.

     In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

     As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

     DETERRENCE. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

     We will accept the following transfers only if the order is sent to us WITH AN ORIGINAL SIGNATURE and BY FIRST CLASS U.S. MAIL:

     -    transfers in excess of $250,000 per Policy, per day; and

     - transfers into or out of the following subaccounts in excess of $50,000 per Policy, per day:

               -    DWS Global Opportunities VIP;

               -    DWS International VIP;


               -    Templeton Developing Markets Securities Fund;



               -    Templeton Global Asset Allocation Fund; and


               -    PIMCO VIT Foreign Bond Portfolio.

     If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

     If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through FIRST CLASS U.S. MAIL. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

     To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

     -    terminate all telephone, website, email or fax transfer privileges;

     -    limit the total number of transfers;

     -    place further limits on the dollar amount that may be transferred;

     -    require a minimum period of time between transfers; or

     -    refuse transfer requests from intermediaries acting on behalf of you.

     Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Policy. As a result, to the extent the provisions of your Policy limit our actions, some Policy owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio's operations, or (2) if an underlying portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Policy owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

     In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

     Under our current policies and procedures, we do not:

     -    impose redemption fees on transfers;

     - expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or

     -    allow a certain number of transfers in a given period.

     Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

     We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the underlying portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy owners.

     UNDERLYING PORTFOLIO FREQUENT TRADING POLICIES. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.





     YOU SHOULD BE AWARE THAT, UPON WRITTEN REQUEST BY A FUND OR ITS DESIGNEE, WE ARE REQUIRED TO PROVIDE THE FUND WITH INFORMATION ABOUT YOU AND YOUR TRADING ACTIVITIES IN AND OUT OF ONE OR MORE PORTFOLIOS OF THE FUND. IN ADDITION, A FUND MAY REQUIRE US TO RESTRICT OR PROHIBIT YOUR PURCHASES AND EXCHANGES OF SHARES OF A SPECIFIED PORTFOLIO IF THE FUND IDENTIFIES YOU AS VIOLATING THE FREQUENT TRADING POLICIES ESTABLISHED FOR THAT PORTFOLIO.


     OMNIBUS ORDER. Policy owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

                             ASSET ALLOCATION MODELS

     Asset allocation allows you to allocate your investments among various asset classes - such as stock funds, international funds, bond funds, and money market funds - depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

     An asset allocation model program is available in connection with the Policies at no charge. Currently, you can select one of five asset allocation models, ranging from conservative to aggressive, at the time you purchase your Policy. Each model invests your Contract Value in a number of subaccounts in varying percentages. The models do not include allocations to the fixed account. These models, as well as the terms and conditions of their use, are fully described in a separate brochure that your registered representative can provide to you.

     If you choose an asset allocation model, your initial premium payment will be allocated among the subaccounts to reflect the model you choose, as will any subsequent premium payments unless you provide us with instructions to the contrary. If you select Automatic Asset Rebalancing, then your assets held in the subaccounts will be rebalanced each quarter to the same percentages as the model you have selected.

     You can change your model, or reallocate your existing Contract Value and/or allocate subsequent premium payments other than in accordance with a model, at any time by submitting a request to the Service Center. Your asset allocation instructions will be effective at the close of business on the business day we receive them at the Service Center (if your instructions are provided prior to such close of business). There is no charge for using any of the asset allocation models. We do not assess transfer fees on Automatic Asset Rebalancing transfers, including those made in connection with asset allocation, nor do we count them toward the twelve free transfers permitted each Policy year.


     You may not participate in an asset allocation model during the period when you are invested in a PVC SAM (formerly WM SAM) Portfolio.


     The models are not intended to constitute ongoing advice about investing in the subaccounts, and we do not provide advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model. Over time, the asset allocation model you select may no longer align with your investment needs and objectives. YOU SHOULD SPEAK WITH YOUR REGISTERED REPRESENTATIVE ABOUT HOW TO KEEP YOUR INVESTMENT ALLOCATIONS CONSISTENT WITH YOUR NEEDS AND OBJECTIVES. SPECIFIC INFORMATION ABOUT THE ASSET ALLOCATION MODELS CAN BE OBTAINED FROM YOUR REGISTERED REPRESENTATIVE

     Allocation to a single asset class may outperform an asset allocation model, so that you could have been better off investing in a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any subaccount chosen for a particular model will perform well or that its performance will closely reflect that of the asset class it is designed to represent. While the asset allocation models are created with the assistance of an independent third party, we may have an incentive to include in the models, or increase the allocation to, subaccounts that involve a greater level of compensation to us or that we believe have a greater need for additional assets.

     We may suspend or modify the asset allocation model program at any time.

                       AUTOMATIC ASSET REBALANCING PROGRAM


     Under the Automatic Asset Rebalancing ("AAR") program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. The

Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the fixed account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI.


                          DOLLAR COST AVERAGING PROGRAM


     Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers.



     You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account under this program must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.


LOANS

     While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Consequences."

LOAN CONDITIONS:

     - You may take a loan against the Policy for amounts up to the Surrender Value minus loan interest you would have to pay by the next Policy anniversary date.

     - To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

     - Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

     - We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See "Other Policy Information - When We Make Payments."

     - We charge you interest on your loan. During the first fourteen Policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

     - You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. LOAN REPAYMENTS MUST BE AT LEAST $25, AND MUST BE CLEARLY MARKED AS "LOAN REPAYMENTS" OR THEY WILL BE CREDITED AS PREMIUMS.

     - Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.

     - We deduct any unpaid loan amount and any interest you owe, from the Surrender Value and from the death benefit proceeds payable on the insured's death.

     - If any unpaid loan amount plus any interest you owe equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See "Policy Lapse."

                             EFFECTS OF POLICY LOANS

     RISK OF POLICY LAPSE. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any loan amounts (including any interest you owe) from the proceeds payable upon the death of the insured and from the Surrender Value. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will lapse.

     RISK OF INVESTMENT PERFORMANCE. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. The amount in the loan account is not affected by the variable account's investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

     TAX RISKS. A Policy loan may also have possible adverse tax consequences. See "Federal Income Tax Considerations." In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

                                      LAPSE

     The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

     - Your Policy's Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums required under the Policy; or

     - The total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, but the Contract Value, minus outstanding loan amount and any interest you would owe if you surrendered the Policy, is too low to pay the entire monthly deduction when due.


     Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:


     1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

     2. total premiums paid minus withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, AND the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, must exceed zero, after deducting all due and unpaid monthly deductions.

     If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

                                  REINSTATEMENT

     We will consider reinstating a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date).





     If your Policy has lapsed, you must do the following to reinstate the
Policy:


     -    complete a reinstatement application;

     - pay the unpaid monthly deductions due during the last expired grace period;

     - pay premium sufficient to keep the Policy in force for three months after the date of reinstatement; and

     - repay the entire Policy loan amount (including any interest you owed) that existed at the date of termination of coverage.

You must also provide evidence of insurability if any of the following apply to you:

     -    your Policy lapsed more than a year ago;

     -    your Policy is rated;

     -    your Policy's face amount is over $500,000;

     - the insured has gained or lost a significant amount of weight since your initial application;

     - there has been a significant change in the insured's medical condition since your initial application;

     -    the insured is employed in an occupation we consider hazardous; or

     -    the insured participates in activities we consider hazardous.

     We will not reinstate any indebtedness unless required by state law. Your Contract Value on the reinstatement date will equal the premiums paid at reinstatement, less the Policy loan repayment, times the percent of premium factor, minus all unpaid monthly deductions due during the last expired grace period, minus an additional monthly deduction due at the time of reinstatement. The surrender charges will still apply and will be calculated based on the original issue date of the Policy. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date, except that the suicide provision will not apply after age 100.

     We will not consider your request for reinstatement unless you have paid sufficient premiums and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in our Reinstatement Suspense Account. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.

     We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

FEDERAL TAX CONSIDERATIONS

     The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

                            TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special premium class basis, and particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying portfolio assets of the variable account.

     In addition, the Tax Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy generally should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Tax Code, certain life insurance contracts are classified as "Modified Endowment Contracts," ("MEC") with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits.

A current or prospective Policy owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

     Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

     DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans after the fourteenth Policy year is less clear; you should consult a tax adviser about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. In addition, the tax consequences associated with Policy loans after the fourteenth Policy year are unclear. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy after the insured reaches age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in-force after the insured reaches age
100. IT IS POSSIBLE THAT THE INTERNAL REVENUE SERVICE MIGHT TAX YOU AS THOUGH YOU HAVE SURRENDERED THE POLICY WHEN THE INSURED REACHES AGE 100, EVEN IF YOU KEEP THE POLICY IN FORCE. THIS COULD POTENTIALLY RESULT IN A VERY LARGE TAX LIABILITY FOR YOU. THE TAX LIABILITY MIGHT BE MUCH LARGER THAN THE SURRENDER VALUE OF THIS POLICY.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.


     EMPLOYER-OWNED LIFE INSURANCE CONTRACTS. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.


     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

     SPLIT-DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS and Treasury have issued guidance relating to split dollar insurance arrangements that significantly affects the tax treatment of such arrangements. This guidance affects all split dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of Federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, Tax Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact a permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     ACCELERATED DEATH BENEFIT. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

     ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy owner is subject to that tax.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

     FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

     POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

ADDITIONAL INFORMATION

                          DISTRIBUTION OF THE POLICIES

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a distribution agreement with Farmers Financial Solutions, LLC ("FFS"), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions).

     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. We pay commissions to FFS for sales of the Policies by FFS' sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 70% of premiums up to a target premium set by Farmers (we may pay additional amounts) and 5% of premium in excess of the target premium in the first year. In renewal years two through ten, the commission is not expected to exceed 7% of premiums paid up to the target premium each year and 5% of premiums in excess of the target premium. After year 10, the commission is not expected to exceed 0.185% of the Policy's Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

     SPECIAL COMPENSATION PAID TO FFS. We pay for FFS' operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS' sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

     FFS' sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. On average, cash production incentive bonuses equate to 12% of first year premiums up to a target premium set by Farmers.

     In addition, FFS' sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS' sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

     EXCLUSIVE ACCESS TO FFS' DISTRIBUTION NETWORK. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS' distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

     The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

     ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT THE COMPENSATION YOUR SALES REPRESENTATIVE AND FFS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY. ALSO INQUIRE ABOUT ANY REVENUE SHARING ARRANGEMENTS THAT WE MAY HAVE WITH FFS, INCLUDING THE CONFLICTS OF INTEREST THAT SUCH ARRANGEMENTS MAY CREATE.


     No specific charge is assessed directly to Policy owners or the variable account to cover commissions and other incentives or payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.


     You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policy.

                                LEGAL PROCEEDINGS

     Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS' ability to perform under its principal underwriting agreement, or on Farmers' ability to meet its obligations under the Policy.

                              FINANCIAL STATEMENTS


     The audited financial statements of Farmers New World Life Insurance Company and Farmers Variable Life Separate Account A are contained in the SAI. The financial statements of Farmers New World Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

TABLE OF CONTENTS FOR THE SAI


                                                                            Page
                                                                            ----
GLOSSARY.................................................................      2

GENERAL PROVISIONS.......................................................      5
   The Policy............................................................      5
   Our Right to Contest the Policy.......................................      5
   Suicide Exclusion.....................................................      5
   Misstatement of Age or Sex............................................      6
   Addition, Deletion or Substitution of Investments.....................      6
   Resolving Material Conflicts..........................................      6

ADDITIONAL INFORMATION...................................................      7
   Changing Death Benefit Options........................................      7
   Payment Options.......................................................      7
   Dollar Cost Averaging.................................................      9
   Automatic Asset Rebalancing Program...................................      9
   Subaccount Unit Value.................................................     10
   Additional Information about Farmers and the Variable Account.........     11
   Third Party Administration Agreement..................................     11
   Distribution of the Policies..........................................     12
   Reports to Owners.....................................................     13
   Records...............................................................     13
   Legal Matters.........................................................     13
   Experts...............................................................     13
   Other Information.....................................................     13

FINANCIAL STATEMENTS.....................................................     13

INDEX TO FINANCIAL STATEMENTS............................................    F-1

GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

BUSINESS DAY/VALUATION DAY

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "business day" in this prospectus, it has the same meaning as the term "valuation day" found in the Policy.

CASH VALUE

The Contract Value minus any applicable surrender charge.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE

The New York Stock Exchange

PERCENT OF PREMIUM FACTOR

The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT-TO-EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER


The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as "McCamish Systems, LLC Insurance Administrators" in the State of California only) is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.


SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.


VALUATION PERIOD


The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

VARIABLE ACCOUNT

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as owner under the Policy.

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES

               GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
                      Male Non-Nicotine (Issue Ages 21-80)*
                       Per $1000 of Risk Insurance Amount

             Cost of
Attained    Insurance
  Age          Rate
--------   ----------
   21        0.13788
   22        0.13539
   23        0.13207
   24        0.12875
   25        0.12459
   26        0.12210
   27        0.12044
   28        0.11961
   29        0.11961
   30        0.12044
   31        0.12293
   32        0.12625
   33        0.13124
   34        0.13705

             Cost of
Attained    Insurance
  Age          Rate
--------   ----------
   35        0.14370
   36        0.15117
   37        0.16114
   38        0.17194
   39        0.18357
   40        0.19769
   41        0.21264
   42        0.22842
   43        0.24586
   44        0.26497
   45        0.28656
   46        0.30982
   47        0.33474
   48        0.36215

             Cost of
Attained    Insurance
  Age          Rate
--------   ----------
   49        0.39205
   50        0.42611
   51        0.46514
   52        0.51000
   53        0.56150
   54        0.61881
   55        0.68276
   56        0.75254
   57        0.82646
   58        0.90869
   59        1.00089
   60        1.10389
   61        1.21851

             Cost of
Attained    Insurance
  Age          Rate
--------   ----------
   62        1.35058
   63        1.50009
   64        1.66621
   65        1.84812
   66        2.04497
   67        2.25096
   68        2.48520
   69        2.73937
   70        3.02676
   71        3.35485
   72        3.73361
   73        4.16221
   74        4.63317

             Cost of
Attained    Insurance
  Age          Rate
--------   ----------
   75        5.13652
   76        5.66811
   77        6.22379
   78        6.80688
   79        7.43566
   80        8.13005
   81        8.90834
   82        9.78630
   83       10.75978
   84       11.80967
   85       12.91190
   86       14.05233
   87       15.21353

             Cost of
Attained    Insurance
  Age          Rate
--------   ----------
   88       16.39051
   89       17.59988
   90       18.85909
   91       20.19721
   92       21.66408
   93       23.40255
   94       25.73492
   95       29.22599
   96       34.96802
   97       44.93622
   98       61.89321
   99       83.06141
 100-109     0.00000

* Different rates apply for male nicotine users, all females, and all juveniles (issue ages 0-20).

     If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

     The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS

                        TABLE OF SURRENDER CHARGE FACTORS
                    Male Non-Nicotine (Preferred & Standard)
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                    15 or
 Age     0      1      2      3      4      5      6      7      8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  -----
  21    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  22    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  23    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  24    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  25    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  26    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  27    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  28    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  29    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  30    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  31    5.91   5.91   5.91   5.91   5.91   5.32   4.73   4.14  3.55  2.96  2.36  1.77  1.18  0.59  0.00   0.00
  32    5.98   5.98   5.98   5.98   5.98   5.38   4.78   4.19  3.59  2.99  2.39  1.79  1.20  0.60  0.00   0.00
  33    6.01   6.01   6.01   6.01   6.01   5.41   4.81   4.21  3.61  3.01  2.41  1.80  1.20  0.60  0.00   0.00
  34    6.11   6.11   6.11   6.11   6.11   5.50   4.89   4.28  3.67  3.06  2.45  1.83  1.22  0.61  0.00   0.00
  35    6.18   6.18   6.18   6.18   6.18   5.56   4.94   4.33  3.71  3.09  2.47  1.85  1.24  0.62  0.00   0.00
  36    6.28   6.28   6.28   6.28   6.28   5.66   5.03   4.40  3.77  3.14  2.51  1.89  1.26  0.63  0.00   0.00
  37    6.32   6.32   6.32   6.32   6.32   5.68   5.05   4.42  3.79  3.16  2.53  1.89  1.26  0.63  0.00   0.00
  38    6.42   6.42   6.42   6.42   6.42   5.78   5.13   4.49  3.85  3.21  2.57  1.93  1.28  0.64  0.00   0.00
  39    6.52   6.52   6.52   6.52   6.52   5.87   5.22   4.56  3.91  3.26  2.61  1.96  1.30  0.65  0.00   0.00
  40    6.62   6.62   6.62   6.62   6.62   5.96   5.30   4.63  3.97  3.31  2.65  1.99  1.32  0.66  0.00   0.00
  41    6.76   6.76   6.76   6.76   6.76   6.08   5.40   4.73  4.05  3.38  2.70  2.03  1.35  0.68  0.00   0.00
  42    6.82   6.82   6.82   6.82   6.82   6.14   5.46   4.78  4.09  3.41  2.73  2.05  1.36  0.68  0.00   0.00
  43    6.99   6.99   6.99   6.99   6.99   6.29   5.59   4.89  4.19  3.50  2.80  2.10  1.40  0.70  0.00   0.00
  44    7.13   7.13   7.13   7.13   7.13   6.41   5.70   4.99  4.28  3.56  2.85  2.14  1.43  0.71  0.00   0.00
  45    7.30   7.30   7.30   7.30   7.30   6.57   5.84   5.11  4.38  3.65  2.92  2.19  1.46  0.73  0.00   0.00
  46    7.46   7.46   7.46   7.46   7.46   6.72   5.97   5.23  4.48  3.73  2.99  2.24  1.49  0.75  0.00   0.00
  47    7.67   7.67   7.67   7.67   7.67   6.90   6.13   5.37  4.60  3.83  3.07  2.30  1.53  0.77  0.00   0.00
  48    7.87   7.87   7.87   7.87   7.87   7.08   6.30   5.51  4.72  3.93  3.15  2.36  1.57  0.79  0.00   0.00
  49    8.14   8.14   8.14   8.14   8.14   7.33   6.51   5.70  4.88  4.07  3.26  2.44  1.63  0.81  0.00   0.00
  50    8.38   8.38   8.38   8.38   8.38   7.54   6.70   5.86  5.03  4.19  3.35  2.51  1.68  0.84  0.00   0.00
  51    8.65   8.65   8.65   8.65   8.65   7.78   6.92   6.05  5.19  4.32  3.46  2.59  1.73  0.86  0.00   0.00
  52    8.95   8.95   8.95   8.95   8.95   8.05   7.16   6.26  5.37  4.47  3.58  2.68  1.79  0.89  0.00   0.00
  53    9.29   9.29   9.29   9.29   9.29   8.36   7.43   6.50  5.57  4.64  3.71  2.79  1.86  0.93  0.00   0.00
  54    9.62   9.62   9.62   9.62   9.62   8.66   7.70   6.74  5.77  4.81  3.85  2.89  1.92  0.96  0.00   0.00
  55   10.06  10.06  10.06  10.06  10.06   9.06   8.05   7.04  6.04  5.03  4.03  3.02  2.01  1.01  0.00   0.00
  56   10.47  10.47  10.47  10.47  10.47   9.42   8.37   7.33  6.28  5.23  4.19  3.14  2.09  1.05  0.00   0.00
  57   10.91  10.91  10.91  10.91  10.91   9.82   8.72   7.63  6.54  5.45  4.36  3.27  2.18  1.09  0.00   0.00
  58   11.41  11.41  11.41  11.41  11.41  10.27   9.13   7.99  6.85  5.71  4.57  3.42  2.28  1.14  0.00   0.00
  59   11.99  11.99  11.99  11.99  11.99  10.79   9.59   8.39  7.19  5.99  4.79  3.60  2.40  1.20  0.00   0.00
  60   12.56  12.56  12.56  12.56  12.56  11.30  10.05   8.79  7.54  6.28  5.02  3.77  2.51  1.26  0.00   0.00
  61   13.17  13.17  13.17  13.17  13.17  11.85  10.53   9.22  7.90  6.58  5.27  3.95  2.63  1.32  0.00   0.00
  62   13.88  13.88  13.88  13.88  13.88  12.49  11.10   9.71  8.33  6.94  5.55  4.16  2.78  1.39  0.00   0.00
  63   14.62  14.62  14.62  14.62  14.62  13.16  11.70  10.23  8.77  7.31  5.85  4.39  2.92  1.46  0.00   0.00
  64   15.43  15.43  15.43  15.43  15.43  13.89  12.34  10.80  9.26  7.71  6.17  4.63  3.09  1.54  0.00   0.00
  65   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  66   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  67   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  68   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  69   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  70   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  71   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  72   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  73   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  74   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  75   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  76   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                    Male Non-Nicotine (Preferred & Standard)
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                    15 or
 Age     0      1      2      3      4      5      6      7      8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  -----
  77   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  78   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  79   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  80   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                   Female Non-Nicotine (Preferred & Standard)
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                   15 or
 Age     0      1      2      3      4      5      6      7     8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  ----  -----
  21    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  22    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  23    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  24    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  25    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  26    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  27    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  28    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  29    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  30    5.74   5.74   5.74   5.74   5.74   5.17   4.59  4.02  3.45  2.87  2.30  1.72  1.15  0.57  0.00   0.00
  31    5.78   5.78   5.78   5.78   5.78   5.20   4.62  4.04  3.47  2.89  2.31  1.73  1.16  0.58  0.00   0.00
  32    5.81   5.81   5.81   5.81   5.81   5.23   4.65  4.07  3.49  2.91  2.32  1.74  1.16  0.58  0.00   0.00
  33    5.84   5.84   5.84   5.84   5.84   5.26   4.68  4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  34    5.91   5.91   5.91   5.91   5.91   5.32   4.73  4.14  3.55  2.96  2.36  1.77  1.18  0.59  0.00   0.00
  35    5.95   5.95   5.95   5.95   5.95   5.35   4.76  4.16  3.57  2.97  2.38  1.78  1.19  0.59  0.00   0.00
  36    5.98   5.98   5.98   5.98   5.98   5.38   4.78  4.19  3.59  2.99  2.39  1.79  1.20  0.60  0.00   0.00
  37    6.08   6.08   6.08   6.08   6.08   5.47   4.86  4.26  3.65  3.04  2.43  1.82  1.22  0.61  0.00   0.00
  38    6.11   6.11   6.11   6.11   6.11   5.50   4.89  4.28  3.67  3.06  2.45  1.83  1.22  0.61  0.00   0.00
  39    6.18   6.18   6.18   6.18   6.18   5.56   4.94  4.33  3.71  3.09  2.47  1.85  1.24  0.62  0.00   0.00
  40    6.28   6.28   6.28   6.28   6.28   5.66   5.03  4.40  3.77  3.14  2.51  1.89  1.26  0.63  0.00   0.00
  41    6.35   6.35   6.35   6.35   6.35   5.72   5.08  4.45  3.81  3.18  2.54  1.91  1.27  0.64  0.00   0.00
  42    6.42   6.42   6.42   6.42   6.42   5.78   5.13  4.49  3.85  3.21  2.57  1.93  1.28  0.64  0.00   0.00
  43    6.49   6.49   6.49   6.49   6.49   5.84   5.19  4.54  3.89  3.24  2.59  1.95  1.30  0.65  0.00   0.00
  44    6.62   6.62   6.62   6.62   6.62   5.96   5.30  4.63  3.97  3.31  2.65  1.99  1.32  0.66  0.00   0.00
  45    6.69   6.69   6.69   6.69   6.69   6.02   5.35  4.68  4.01  3.34  2.68  2.01  1.34  0.67  0.00   0.00
  46    6.82   6.82   6.82   6.82   6.82   6.14   5.46  4.78  4.09  3.41  2.73  2.05  1.36  0.68  0.00   0.00
  47    6.92   6.92   6.92   6.92   6.92   6.23   5.54  4.85  4.15  3.46  2.77  2.08  1.38  0.69  0.00   0.00
  48    7.09   7.09   7.09   7.09   7.09   6.38   5.67  4.97  4.26  3.55  2.84  2.13  1.42  0.71  0.00   0.00
  49    7.19   7.19   7.19   7.19   7.19   6.47   5.76  5.04  4.32  3.60  2.88  2.16  1.44  0.72  0.00   0.00
  50    7.36   7.36   7.36   7.36   7.36   6.63   5.89  5.15  4.42  3.68  2.95  2.21  1.47  0.74  0.00   0.00
  51    7.53   7.53   7.53   7.53   7.53   6.78   6.02  5.27  4.52  3.77  3.01  2.26  1.51  0.75  0.00   0.00
  52    7.70   7.70   7.70   7.70   7.70   6.93   6.16  5.39  4.62  3.85  3.08  2.31  1.54  0.77  0.00   0.00
  53    7.90   7.90   7.90   7.90   7.90   7.11   6.32  5.53  4.74  3.95  3.16  2.37  1.58  0.79  0.00   0.00
  54    8.14   8.14   8.14   8.14   8.14   7.33   6.51  5.70  4.88  4.07  3.26  2.44  1.63  0.81  0.00   0.00
  55    8.38   8.38   8.38   8.38   8.38   7.54   6.70  5.86  5.03  4.19  3.35  2.51  1.68  0.84  0.00   0.00
  56    8.58   8.58   8.58   8.58   8.58   7.72   6.86  6.01  5.15  4.29  3.43  2.57  1.72  0.86  0.00   0.00
  57    8.88   8.88   8.88   8.88   8.88   7.99   7.10  6.22  5.33  4.44  3.55  2.66  1.78  0.89  0.00   0.00
  58    9.12   9.12   9.12   9.12   9.12   8.21   7.29  6.38  5.47  4.56  3.65  2.74  1.82  0.91  0.00   0.00
  59    9.46   9.46   9.46   9.46   9.46   8.51   7.56  6.62  5.67  4.73  3.78  2.84  1.89  0.95  0.00   0.00
  60    9.79   9.79   9.79   9.79   9.79   8.81   7.83  6.86  5.88  4.90  3.92  2.94  1.96  0.98  0.00   0.00
  61   10.10  10.10  10.10  10.10  10.10   9.09   8.08  7.07  6.06  5.05  4.04  3.03  2.02  1.01  0.00   0.00
  62   10.40  10.40  10.40  10.40  10.40   9.36   8.32  7.28  6.24  5.20  4.16  3.12  2.08  1.04  0.00   0.00
  63   10.77  10.77  10.77  10.77  10.77   9.69   8.62  7.54  6.46  5.39  4.31  3.23  2.15  1.08  0.00   0.00
  64   11.14  11.14  11.14  11.14  11.14  10.03   8.91  7.80  6.69  5.57  4.46  3.34  2.23  1.11  0.00   0.00
  65   11.58  11.58  11.58  11.58  11.58  10.42   9.26  8.11  6.95  5.79  4.63  3.47  2.32  1.16  0.00   0.00
  66   12.91  12.91  12.91  11.62  10.33   9.04   7.75  6.46  5.16  3.87  2.58  1.94  1.29  0.65  0.00   0.00
  67   13.66  13.66  13.66  12.30  10.93   9.56   8.20  6.83  5.46  4.10  2.73  2.05  1.37  0.68  0.00   0.00
  68   14.41  14.41  14.41  12.97  11.53  10.09   8.65  7.21  5.76  4.32  2.88  2.16  1.44  0.72  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                   Female Non-Nicotine (Preferred & Standard)
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                   15 or
 Age     0      1      2      3      4      5      6      7     8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  ----  -----
  69   15.28  15.28  15.28  13.75  12.22  10.69   9.17  7.64  6.11  4.58  3.06  2.29  1.53  0.76  0.00   0.00
  70   16.21  16.21  16.21  14.59  12.97  11.35   9.73  8.11  6.48  4.86  3.24  2.43  1.62  0.81  0.00   0.00
  71   17.41  17.41  17.41  15.67  13.93  12.19  10.45  8.71  6.96  5.22  3.48  2.61  1.74  0.87  0.00   0.00
  72   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  73   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  74   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  75   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  76   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  77   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  78   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  79   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  80   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                  Male Nicotine
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                    15 or
 Age     0      1      2      3      4      5      6      7      8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  -----
   0    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
   1    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
   2    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
   3    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
   4    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
   5    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
   6    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
   7    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
   8    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
   9    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
  10    5.36   5.36   5.36   5.36   5.36   4.82   4.29   3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
  11    5.38   5.38   5.38   5.38   5.38   4.85   4.31   3.77  3.23  2.69  2.15  1.62  1.08  0.54  0.00   0.00
  12    5.43   5.43   5.43   5.43   5.43   4.89   4.34   3.80  3.26  2.71  2.17  1.63  1.09  0.54  0.00   0.00
  13    5.50   5.50   5.50   5.50   5.50   4.95   4.40   3.85  3.30  2.75  2.20  1.65  1.10  0.55  0.00   0.00
  14    5.56   5.56   5.56   5.56   5.56   5.01   4.45   3.89  3.34  2.78  2.23  1.67  1.11  0.56  0.00   0.00
  15    5.84   5.84   5.84   5.84   5.84   5.26   4.68   4.09  3.51  2.92  2.34  1.75  1.17  0.58  0.00   0.00
  16    5.88   5.88   5.88   5.88   5.88   5.29   4.70   4.12  3.53  2.94  2.35  1.76  1.18  0.59  0.00   0.00
  17    5.90   5.90   5.90   5.90   5.90   5.31   4.72   4.13  3.54  2.95  2.36  1.77  1.18  0.59  0.00   0.00
  18    5.93   5.93   5.93   5.93   5.93   5.34   4.75   4.15  3.56  2.97  2.37  1.78  1.19  0.59  0.00   0.00
  19    5.96   5.96   5.96   5.96   5.96   5.36   4.76   4.17  3.57  2.98  2.38  1.79  1.19  0.60  0.00   0.00
  20    5.99   5.99   5.99   5.99   5.99   5.39   4.79   4.19  3.59  3.00  2.40  1.80  1.20  0.60  0.00   0.00
  21    6.01   6.01   6.01   6.01   6.01   5.41   4.81   4.21  3.61  3.01  2.41  1.80  1.20  0.60  0.00   0.00
  22    6.05   6.05   6.05   6.05   6.05   5.44   4.84   4.23  3.63  3.02  2.42  1.81  1.21  0.60  0.00   0.00
  23    6.07   6.07   6.07   6.07   6.07   5.46   4.86   4.25  3.64  3.03  2.43  1.82  1.21  0.61  0.00   0.00
  24    6.10   6.10   6.10   6.10   6.10   5.49   4.88   4.27  3.66  3.05  2.44  1.83  1.22  0.61  0.00   0.00
  25    6.13   6.13   6.13   6.13   6.13   5.51   4.90   4.29  3.68  3.06  2.45  1.84  1.23  0.61  0.00   0.00
  26    6.15   6.15   6.15   6.15   6.15   5.53   4.92   4.30  3.69  3.07  2.46  1.84  1.23  0.61  0.00   0.00
  27    6.18   6.18   6.18   6.18   6.18   5.56   4.94   4.33  3.71  3.09  2.47  1.85  1.24  0.62  0.00   0.00
  28    6.20   6.20   6.20   6.20   6.20   5.58   4.96   4.34  3.72  3.10  2.48  1.86  1.24  0.62  0.00   0.00
  29    6.24   6.24   6.24   6.24   6.24   5.61   4.99   4.37  3.74  3.12  2.50  1.87  1.25  0.62  0.00   0.00
  30    6.26   6.26   6.26   6.26   6.26   5.63   5.01   4.38  3.76  3.13  2.50  1.88  1.25  0.63  0.00   0.00
  31    6.40   6.40   6.40   6.40   6.40   5.76   5.12   4.48  3.84  3.20  2.56  1.92  1.28  0.64  0.00   0.00
  32    6.53   6.53   6.53   6.53   6.53   5.88   5.22   4.57  3.92  3.27  2.61  1.96  1.31  0.65  0.00   0.00
  33    6.62   6.62   6.62   6.62   6.62   5.96   5.30   4.63  3.97  3.31  2.65  1.99  1.32  0.66  0.00   0.00
  34    6.82   6.82   6.82   6.82   6.82   6.14   5.46   4.78  4.09  3.41  2.73  2.05  1.36  0.68  0.00   0.00
  35    6.97   6.97   6.97   6.97   6.97   6.27   5.58   4.88  4.18  3.48  2.79  2.09  1.39  0.70  0.00   0.00
  36    7.18   7.18   7.18   7.18   7.18   6.47   5.75   5.03  4.31  3.59  2.87  2.16  1.44  0.72  0.00   0.00
  37    7.28   7.28   7.28   7.28   7.28   6.56   5.83   5.10  4.37  3.64  2.91  2.19  1.46  0.73  0.00   0.00
  38    7.51   7.51   7.51   7.51   7.51   6.76   6.01   5.26  4.51  3.75  3.00  2.25  1.50  0.75  0.00   0.00
  39    7.73   7.73   7.73   7.73   7.73   6.96   6.19   5.41  4.64  3.87  3.09  2.32  1.55  0.77  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                  Male Nicotine
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                    15 or
 Age     0      1      2      3      4      5      6      7      8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  -----
  40    7.97   7.97   7.97   7.97   7.97   7.17   6.38   5.58  4.78  3.99  3.19  2.39  1.59  0.80  0.00   0.00
  41    8.27   8.27   8.27   8.27   8.27   7.45   6.62   5.79  4.96  4.14  3.31  2.48  1.65  0.83  0.00   0.00
  42    8.47   8.47   8.47   8.47   8.47   7.62   6.77   5.93  5.08  4.23  3.39  2.54  1.69  0.85  0.00   0.00
  43    8.85   8.85   8.85   8.85   8.85   7.96   7.08   6.19  5.31  4.42  3.54  2.65  1.77  0.88  0.00   0.00
  44    9.19   9.19   9.19   9.19   9.19   8.27   7.35   6.43  5.51  4.59  3.67  2.76  1.84  0.92  0.00   0.00
  45    9.59   9.59   9.59   9.59   9.59   8.63   7.67   6.71  5.75  4.80  3.84  2.88  1.92  0.96  0.00   0.00
  46    9.85   9.85   9.85   9.85   9.85   8.86   7.88   6.89  5.91  4.92  3.94  2.95  1.97  0.98  0.00   0.00
  47   10.15  10.15  10.15  10.15  10.15   9.14   8.12   7.11  6.09  5.08  4.06  3.05  2.03  1.02  0.00   0.00
  48   10.46  10.46  10.46  10.46  10.46   9.41   8.36   7.32  6.27  5.23  4.18  3.14  2.09  1.05  0.00   0.00
  49   10.86  10.86  10.86  10.86  10.86   9.77   8.69   7.60  6.52  5.43  4.34  3.26  2.17  1.09  0.00   0.00
  50   11.19  11.19  11.19  11.19  11.19  10.07   8.95   7.83  6.71  5.59  4.48  3.36  2.24  1.12  0.00   0.00
  51   11.56  11.56  11.56  11.56  11.56  10.40   9.25   8.09  6.94  5.78  4.62  3.47  2.31  1.16  0.00   0.00
  52   11.98  11.98  11.98  11.98  11.98  10.78   9.58   8.38  7.19  5.99  4.79  3.59  2.40  1.20  0.00   0.00
  53   12.43  12.43  12.43  12.43  12.43  11.18   9.94   8.70  7.46  6.21  4.97  3.73  2.49  1.24  0.00   0.00
  54   12.86  12.86  12.86  12.86  12.86  11.58  10.29   9.01  7.72  6.43  5.15  3.86  2.57  1.29  0.00   0.00
  55   13.44  13.44  13.44  13.44  13.44  12.09  10.75   9.41  8.06  6.72  5.38  4.03  2.69  1.34  0.00   0.00
  56   13.93  13.93  13.93  13.93  13.93  12.54  11.15   9.75  8.36  6.97  5.57  4.18  2.79  1.39  0.00   0.00
  57   14.45  14.45  14.45  14.45  14.45  13.01  11.56  10.12  8.67  7.23  5.78  4.34  2.89  1.45  0.00   0.00
  58   15.04  15.04  15.04  15.04  15.04  13.54  12.03  10.53  9.03  7.52  6.02  4.51  3.01  1.50  0.00   0.00
  59   15.71  15.71  15.71  15.71  15.71  14.14  12.57  11.00  9.43  7.86  6.28  4.71  3.14  1.57  0.00   0.00
  60   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  61   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  62   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  63   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  64   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  65   16.25  16.25  16.25  16.25  16.25  14.63  13.00  11.38  9.75  8.13  6.50  4.88  3.25  1.63  0.00   0.00
  66   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  67   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  68   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  69   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  70   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  71   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  72   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  73   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  74   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  75   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  76   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  77   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  78   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  79   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  80   17.50  17.50  17.50  15.75  14.00  12.25  10.50   8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                 Female Nicotine
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                   15 or
 Age     0      1      2      3      4      5      6      7     8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  ----  -----
   0    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   1    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   2    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   3    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   4    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   5    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   6    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   7    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   8    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
   9    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
  10    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                 Female Nicotine
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                   15 or
 Age     0      1      2      3      4      5      6      7     8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  ----  -----
  11    5.32   5.32   5.32   5.32   5.32   4.78   4.25  3.72  3.19  2.66  2.13  1.59  1.06  0.53  0.00   0.00
  12    5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
  13    5.36   5.36   5.36   5.36   5.36   4.82   4.29  3.75  3.22  2.68  2.14  1.61  1.07  0.54  0.00   0.00
  14    5.38   5.38   5.38   5.38   5.38   4.85   4.31  3.77  3.23  2.69  2.15  1.62  1.08  0.54  0.00   0.00
  15    5.61   5.61   5.61   5.61   5.61   5.05   4.49  3.93  3.37  2.80  2.24  1.68  1.12  0.56  0.00   0.00
  16    5.63   5.63   5.63   5.63   5.63   5.07   4.50  3.94  3.38  2.82  2.25  1.69  1.13  0.56  0.00   0.00
  17    5.69   5.69   5.69   5.69   5.69   5.12   4.55  3.98  3.41  2.84  2.27  1.71  1.14  0.57  0.00   0.00
  18    5.71   5.71   5.71   5.71   5.71   5.14   4.57  4.00  3.43  2.85  2.28  1.71  1.14  0.57  0.00   0.00
  19    5.77   5.77   5.77   5.77   5.77   5.19   4.61  4.04  3.46  2.88  2.31  1.73  1.15  0.58  0.00   0.00
  20    5.79   5.79   5.79   5.79   5.79   5.21   4.63  4.05  3.47  2.89  2.32  1.74  1.16  0.58  0.00   0.00
  21    5.89   5.89   5.89   5.89   5.89   5.30   4.71  4.12  3.53  2.94  2.36  1.77  1.18  0.59  0.00   0.00
  22    5.91   5.91   5.91   5.91   5.91   5.32   4.73  4.14  3.55  2.96  2.36  1.77  1.18  0.59  0.00   0.00
  23    5.95   5.95   5.95   5.95   5.95   5.35   4.76  4.16  3.57  2.97  2.38  1.78  1.19  0.59  0.00   0.00
  24    5.97   5.97   5.97   5.97   5.97   5.37   4.77  4.18  3.58  2.98  2.39  1.79  1.19  0.60  0.00   0.00
  25    5.99   5.99   5.99   5.99   5.99   5.39   4.79  4.19  3.59  3.00  2.40  1.80  1.20  0.60  0.00   0.00
  26    6.01   6.01   6.01   6.01   6.01   5.41   4.81  4.21  3.61  3.01  2.41  1.80  1.20  0.60  0.00   0.00
  27    6.04   6.04   6.04   6.04   6.04   5.43   4.83  4.22  3.62  3.02  2.41  1.81  1.21  0.60  0.00   0.00
  28    6.07   6.07   6.07   6.07   6.07   5.46   4.86  4.25  3.64  3.03  2.43  1.82  1.21  0.61  0.00   0.00
  29    6.09   6.09   6.09   6.09   6.09   5.48   4.87  4.26  3.65  3.05  2.44  1.83  1.22  0.61  0.00   0.00
  30    6.11   6.11   6.11   6.11   6.11   5.50   4.89  4.28  3.67  3.06  2.45  1.83  1.22  0.61  0.00   0.00
  31    6.19   6.19   6.19   6.19   6.19   5.57   4.95  4.34  3.72  3.10  2.48  1.86  1.24  0.62  0.00   0.00
  32    6.27   6.27   6.27   6.27   6.27   5.64   5.02  4.39  3.76  3.14  2.51  1.88  1.25  0.63  0.00   0.00
  33    6.35   6.35   6.35   6.35   6.35   5.72   5.08  4.45  3.81  3.18  2.54  1.91  1.27  0.64  0.00   0.00
  34    6.49   6.49   6.49   6.49   6.49   5.84   5.19  4.54  3.89  3.24  2.59  1.95  1.30  0.65  0.00   0.00
  35    6.58   6.58   6.58   6.58   6.58   5.92   5.26  4.60  3.95  3.29  2.63  1.97  1.32  0.66  0.00   0.00
  36    6.67   6.67   6.67   6.67   6.67   6.00   5.33  4.67  4.00  3.33  2.67  2.00  1.33  0.67  0.00   0.00
  37    6.87   6.87   6.87   6.87   6.87   6.18   5.49  4.81  4.12  3.43  2.75  2.06  1.37  0.69  0.00   0.00
  38    6.97   6.97   6.97   6.97   6.97   6.27   5.58  4.88  4.18  3.48  2.79  2.09  1.39  0.70  0.00   0.00
  39    7.13   7.13   7.13   7.13   7.13   6.41   5.70  4.99  4.28  3.56  2.85  2.14  1.43  0.71  0.00   0.00
  40    7.35   7.35   7.35   7.35   7.35   6.62   5.88  5.15  4.41  3.68  2.94  2.21  1.47  0.74  0.00   0.00
  41    7.52   7.52   7.52   7.52   7.52   6.77   6.02  5.26  4.51  3.76  3.01  2.26  1.50  0.75  0.00   0.00
  42    7.69   7.69   7.69   7.69   7.69   6.92   6.15  5.38  4.61  3.84  3.08  2.31  1.54  0.77  0.00   0.00
  43    7.87   7.87   7.87   7.87   7.87   7.08   6.30  5.51  4.72  3.93  3.15  2.36  1.57  0.79  0.00   0.00
  44    8.18   8.18   8.18   8.18   8.18   7.37   6.55  5.73  4.91  4.09  3.27  2.46  1.64  0.82  0.00   0.00
  45    8.38   8.38   8.38   8.38   8.38   7.54   6.70  5.86  5.03  4.19  3.35  2.51  1.68  0.84  0.00   0.00
  46    8.59   8.59   8.59   8.59   8.59   7.73   6.87  6.01  5.15  4.29  3.44  2.58  1.72  0.86  0.00   0.00
  47    8.72   8.72   8.72   8.72   8.72   7.85   6.98  6.11  5.23  4.36  3.49  2.62  1.74  0.87  0.00   0.00
  48    8.97   8.97   8.97   8.97   8.97   8.07   7.18  6.28  5.38  4.49  3.59  2.69  1.79  0.90  0.00   0.00
  49    9.10   9.10   9.10   9.10   9.10   8.19   7.28  6.37  5.46  4.55  3.64  2.73  1.82  0.91  0.00   0.00
  50    9.33   9.33   9.33   9.33   9.33   8.40   7.46  6.53  5.60  4.67  3.73  2.80  1.87  0.93  0.00   0.00
  51    9.56   9.56   9.56   9.56   9.56   8.60   7.64  6.69  5.73  4.78  3.82  2.87  1.91  0.96  0.00   0.00
  52    9.77   9.77   9.77   9.77   9.77   8.79   7.82  6.84  5.86  4.89  3.91  2.93  1.95  0.98  0.00   0.00
  53   10.03  10.03  10.03  10.03  10.03   9.03   8.02  7.02  6.02  5.01  4.01  3.01  2.01  1.00  0.00   0.00
  54   10.33  10.33  10.33  10.33  10.33   9.30   8.27  7.23  6.20  5.17  4.13  3.10  2.07  1.03  0.00   0.00
  55   10.63  10.63  10.63  10.63  10.63   9.56   8.50  7.44  6.38  5.31  4.25  3.19  2.13  1.06  0.00   0.00
  56   10.84  10.84  10.84  10.84  10.84   9.76   8.67  7.59  6.50  5.42  4.34  3.25  2.17  1.08  0.00   0.00
  57   11.21  11.21  11.21  11.21  11.21  10.09   8.97  7.85  6.73  5.61  4.48  3.36  2.24  1.12  0.00   0.00
  58   11.45  11.45  11.45  11.45  11.45  10.30   9.16  8.01  6.87  5.72  4.58  3.43  2.29  1.14  0.00   0.00
  59   11.83  11.83  11.83  11.83  11.83  10.65   9.46  8.28  7.10  5.91  4.73  3.55  2.37  1.18  0.00   0.00
  60   12.19  12.19  12.19  12.19  12.19  10.97   9.75  8.53  7.31  6.09  4.87  3.66  2.44  1.22  0.00   0.00
  61   12.47  12.47  12.47  12.47  12.47  11.22   9.98  8.73  7.48  6.24  4.99  3.74  2.49  1.25  0.00   0.00
  62   12.74  12.74  12.74  12.74  12.74  11.47  10.19  8.92  7.64  6.37  5.10  3.82  2.55  1.27  0.00   0.00
  63   13.08  13.08  13.08  13.08  13.08  11.77  10.46  9.16  7.85  6.54  5.23  3.92  2.62  1.31  0.00   0.00
  64   13.39  13.39  13.39  13.39  13.39  12.05  10.71  9.38  8.04  6.70  5.36  4.02  2.68  1.34  0.00   0.00
  65   13.78  13.78  13.78  13.78  13.78  12.40  11.02  9.64  8.27  6.89  5.51  4.13  2.76  1.38  0.00   0.00
  66   15.29  15.29  15.29  13.76  12.23  10.70   9.17  7.64  6.12  4.59  3.06  2.29  1.53  0.76  0.00   0.00
  67   15.98  15.98  15.98  14.38  12.78  11.18   9.59  7.99  6.39  4.79  3.20  2.40  1.60  0.80  0.00   0.00
  68   16.61  16.61  16.61  14.95  13.29  11.63   9.97  8.31  6.64  4.98  3.32  2.49  1.66  0.83  0.00   0.00
  69   17.33  17.33  17.33  15.59  13.86  12.13  10.40  8.66  6.93  5.20  3.47  2.60  1.73  0.87  0.00   0.00

                        TABLE OF SURRENDER CHARGE FACTORS
                                 Female Nicotine
           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                   15 or
 Age     0      1      2      3      4      5      6      7     8     9    10    11    12    13    14    more
-----  -----  -----  -----  -----  -----  -----  -----  ----  ----  ----  ----  ----  ----  ----  ----  -----
  70   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  71   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  72   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  73   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  74   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  75   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  76   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  77   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  78   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  79   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00
  80   17.50  17.50  17.50  15.75  14.00  12.25  10.50  8.75  7.00  5.25  3.50  2.63  1.75  0.88  0.00   0.00

[OUTSIDE BACK COVER PAGE]


     The Statement of Additional Information ("SAI") dated May 1, 2007 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.


     You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

     The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

     Farmers Financial Solutions, LLC ("FFS") serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-84023/811-09507

                       STATEMENT OF ADDITIONAL INFORMATION

                                     for the
                              FARMERS VARIABLE LIFE

           Individual Flexible Premium Variable Life Insurance Policy

                                 Issued Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

                                   Offered by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                            3003 - 77th Avenue, S.E.
                         Mercer Island, Washington 98040
                              Phone: (206) 232-8400

                                 SERVICE CENTER:
                                 P.O. Box 724208
                             Atlanta, Georgia 31139
                        Phone: 1-877-376-8008 (toll free)
                       8:00 a.m. to 6:00 p.m. Eastern Time


     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Variable Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2007 by calling 1-877-376-8008 or by writing to our SERVICE CENTER at P.O. Box 724208, Atlanta, Georgia 31139.


     This Statement incorporates terms used in the current Prospectus for each Policy.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR YOUR POLICY AND THE PORTFOLIOS.


     The date of this Statement of Additional Information is May 1, 2007.

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
   GLOSSARY..............................................................      2
   GENERAL PROVISIONS....................................................      5
   The Policy............................................................      5
   Our Right to Contest the Policy.......................................      5
   Suicide Exclusion.....................................................      5
   Misstatement of Age or Sex............................................      6
   Addition, Deletion or Substitution of Investments.....................      6
   Resolving Material Conflicts..........................................      6
ADDITIONAL INFORMATION...................................................      7
   Changing Death Benefit Options........................................      7
   Payment Options.......................................................      7
   Dollar Cost Averaging.................................................      9
   Automatic Asset Rebalancing Program...................................      9
   Subaccount Unit Value.................................................     10
   Additional Information about Farmers and the Variable Account.........     11
   Third Party Administration Agreement..................................     11
   Distribution of the Policies..........................................     12
   Reports to Owners.....................................................     13
   Records...............................................................     13
   Legal Matters.........................................................     13
   Experts...............................................................     13
   Other Information.....................................................     13
FINANCIAL STATEMENTS.....................................................     13

INDEX TO FINANCIAL STATEMENTS............................................    F-1

GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

BUSINESS DAY/VALUATION DAY

Each day that the New York Stock Exchange ("NYSE") is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "Business Day" in this statement of additional information, it has the same meaning as the term "Valuation Day" found in the Policy.

CASH VALUE

The Contract Value minus any applicable surrender charge.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

PERCENT OF PREMIUM FACTOR

The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT-TO-EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER


The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as "McCamish Systems, LLC Insurance Administrators" in the State of California only) is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.


SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

VARIABLE ACCOUNT

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as owner under the Policy.

GENERAL PROVISIONS

                                   THE POLICY

     The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

     Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     Upon notice to you, we may modify the Policy to:

     - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

     - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

     -    reflect a change in the variable account's operations.

     If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                         OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured's lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

                                SUICIDE EXCLUSION

     If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, LESS any loans (including any interest you owe), and LESS any withdrawals (not including surrender charges and processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

                           MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

                          RESOLVING MATERIAL CONFLICTS

     The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

     We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

     In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account's investment in such portfolios, as appropriate.

ADDITIONAL INFORMATION

                         CHANGING DEATH BENEFIT OPTIONS

- After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

-    You must make your request in writing.

-    We may require evidence of insurability.

- The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

We will send you a Policy endorsement with the change to attach to your Policy.

- Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

     FROM OPTION A (VARIABLE DEATH BENEFIT) TO OPTION B (LEVEL DEATH BENEFIT)

     -    We do not require evidence of insurability.

     - The principal sum will change. The new Option B principal sum will equal the Option a principal sum plus the Contract Value on the effective date of the change.

     -    The minimum premium will increase.

     - The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

     FROM OPTION B (LEVEL DEATH BENEFIT) TO OPTION A (VARIABLE DEATH BENEFIT)

     -    You must provide satisfactory evidence of insurability.

     - The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy's specifications page. WE WILL NOT IMPOSE ANY SURRENDER CHARGE SOLELY AS A RESULT OF THIS CHANGE IN PRINCIPAL SUM.

     -    The minimum premium will decrease.

     - The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

                                 PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

     SETTLEMENT OPTIONS. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

     Under any settlement option, the dollar amount of each payment will depend on three things:

     - the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;

     - the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

     - the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

OPTION 1 - INTEREST ACCUMULATION:

     - Your proceeds will earn interest at a rate of 2.5% per year compounded annually.

     - We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

OPTION 2 - INTEREST INCOME:

     - You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

     - Unless you direct otherwise, the payee may withdraw the proceeds at any time.

     - After the first year, we may defer such withdrawal for up to six months.

OPTION 3 - INCOME - PERIOD CERTAIN:

     -    We will pay installments for a specified period.

     - The amount of each installment will not be less than the amounts shown in the table in your Policy.

     - If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for the remainder of the specified period.

OPTION 4 - INCOME - AMOUNT CERTAIN:

     - We will pay installments of a specified amount until the proceeds together with interest are paid in full.

     -    We will credit interest at a rate of 2.5% compounded annually.

OPTION 5 - INCOME - LIFE:

     -    We will pay installments for the payee's lifetime.

     -    We will make payments for at least a specified guaranteed period.

     - If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.

     - The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.

     - We determine the adjusted age by calculating the age at the payee's nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

                          ADJUSTED
FIRST PAYMENT DATE   AGE IS AGE MINUS
------------------   ----------------
2003 to 2010              1 Year
2011 to 2020              2 Years
2021 to 2030              3 Years
2031 to 2040              4 Years
  After 2040              5 Years

     TAX CONSEQUENCES. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                              DOLLAR COST AVERAGING

     Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

     You may cancel your participation in the program at any time.


     You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.


     We may modify or revoke the dollar cost averaging program at any time. There is no charge for participating in the dollar cost averaging program. We do not assess transfer fees on dollar cost averaging transfers.

                       AUTOMATIC ASSET REBALANCING PROGRAM


     If you select the Automatic Asset Rebalancing program ("AAR"), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the fixed account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.


     For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

     If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

     Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the fixed account in the rebalancing.

     You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the business day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

     We may suspend or modify AAR at any time.

                              SUBACCOUNT UNIT VALUE

     The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next.

     The unit value of any subaccount at the end of a Valuation Period is calculated as:

     A x B, where:

     "A" is the subaccount's unit value for the end of the immediately preceding Business Day; and

     "B" is the net investment factor for the most current Business Day.


     The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may equal or be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:


                                      X
                                     --- - Z
                                      Y

     "X" equals:

     1. the net asset value per portfolio share held in the subaccount at the end of the current Business Day; PLUS

     2. the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; MINUS

     3. the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; MINUS

     4. the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

     "Y" equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.


     "Z" equals the mortality and expense risk charge factor. The mortality and expense risk charge is deducted from each subaccount on each Business Day.





          ADDITIONAL INFORMATION ABOUT FARMERS AND THE VARIABLE ACCOUNT

     Farmers New World Life Insurance Company ("Farmers"), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers' general account supports the fixed account under the Policy.

     Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company and Zurich Allied AG, a Swiss Company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.

     Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

     Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

     We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

                      THIRD PARTY ADMINISTRATION AGREEMENT


     We have entered into a Master Administration Agreement (the "Agreement") with McCamish Systems, L.L.C. (registered and known as "McCamish Systems, LLC Insurance Administrators" in the State of California only) ("McCamish"), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the Variable Account, including the processing of all premium payments, loans, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Policy and the variable account.


                          DISTRIBUTION OF THE POLICIES

     We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


     FFS serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of NASD, Inc and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS' sales representatives who are appointed as our insurance agents.


     We pay commissions to FFS for sales of the Policies by its sales representatives. FFS received sales commissions with respect to the Policies in the following amounts during the periods indicated:

                                    AGGREGATE AMOUNT
              AGGREGATE AMOUNT       OF COMMISSIONS
               OF COMMISSIONS      RETAINED BY FFS AS
FISCAL YEAR     PAID TO FFS*     PRINCIPAL UNDERWRITER
-----------   ----------------   ---------------------
    2004         $ 9,273,918               0
    2005         $10,057,184               0
    2006         $11,939,011               0


* Includes sales commissions paid to FFS for another variable life insurance policy issued by Farmers.


     FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm, FFS retained approximately $1.6 million in commissions in 2006.



     We pay for certain of FFS' operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS' sales representatives and managers. FFS' sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2006, we paid FFS's sales representatives and district managers $3,549,640.38 in bonus compensation for their sales of our variable life insurance policies, including the Policy.


     We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS' sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

                                REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:


     -    the current principal sum

     -    the current death benefit

     -    the Contract Value

     -    the Surrender Value

     -    any loans since the last report

     -    premiums paid since the last report

     -    all deductions since the last report

     -    the amount of any outstanding loans

     You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.

     Policy owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

                                     RECORDS

     We and our agent, McCamish, maintain all records relating to the variable account and the fixed account.

                                  LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. All matters of Washington law pertaining to the Policy have been passed upon by Brian F. Kreger, Vice President, Corporate Secretary, and General Counsel, Farmers New World Life Insurance Company.

                                     EXPERTS


     The balance sheets of Farmers New World Life Insurance Company as of December 31, 2006 and 2005 and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006, and the statement of assets and liabilities of each of the portfolios constituting the Farmers Variable Life Separate Account A as of December 31, 2006, and the related statement of operations for the period ended, statements of changes in net assets for each of the two periods then ended, and the financial highlights for each of the five periods then ended, included in this Statement of Additional Information in the Registration Statement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington, 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


                                OTHER INFORMATION

     We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS


     The audited financial statements of Farmers New World Life Insurance Company and Farmers Variable Life Separate Account A are contained in this Statement of Additional Information. The financial statements of Farmers New World Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the Policies.

INDEX TO FINANCIAL STATEMENTS


FARMERS NEW WORLD LIFE INSURANCE COMPANY
   Report of Independent Auditors
   Balance Sheets, December 31, 2006 and 2005
   Statements of Income For the Years Ended December 31, 2006, 2005 and 2004 Statements of Comprehensive Income For the Years Ended December 31, 2006,
      2005 and 2004
   Statements of Stockholder's Equity For the Years Ended December 31, 2006,
      2005 and 2004
   Statements of Cash Flows For the Years Ended December 31, 2006, 2005 and 2004 Notes to Financial Statements

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
   Report of Independent Registered Public Accounting Firm
   Statement of Assets and Liabilities, December 31, 2006
   Statement of Operations For the Period Ended December 31, 2006
   Statements of Changes in Net Assets For the Periods Ended December 31, 2006
      and 2005
   Notes to Financial Statements

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005



FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2006

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
INDEX
DECEMBER 31, 2006 AND 2005

                                                                         PAGE(S)
                                                                         -------
REPORT OF INDEPENDENT AUDITORS........................................        1

FINANCIAL STATEMENTS
Balance Sheets........................................................      2-3
Statements of Income..................................................        4
Statements of Comprehensive Income....................................        5
Statements of Stockholder's Equity....................................        6
Statements of Cash Flows..............................................      7-8
Notes to Financial Statements.........................................     9-39

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of Farmers New World Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the "Company") at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years ended December 31, 2006, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
Seattle, Washington
April 6, 2007

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

(in thousands of dollars)                                                 2006         2005
                                                                       ----------   ----------
ASSETS
Investments (Note 3)
   Bonds, classified as available-for-sale, at fair value
      (cost: $5,436,709 and $5,381,602)                                $5,431,023   $5,448,252
   Redeemable preferred stocks, classified as available-for-sale,
      at fair value (cost: $3,262 and $3,892)                               3,500        4,157
   Nonredeemable preferred stocks, classified as available-for-sale,
      at fair value (cost: $0 and $9,975)                                      --       12,931
   Common stocks, classified as available-for-sale, at fair value
      (cost: $0 and $20,978)                                                   --       26,608
   Mortgage loans on real estate, at amortized cost, net of
      allowance for losses                                                    160          427
   Investment real estate, net of accumulated depreciation and
      allowance for losses                                                103,369      105,447
   Policy loans                                                           255,399      254,185
   Joint ventures and partnerships (Note 4)                                75,365       24,502
   S&P 500 call options, at fair value (cost: $18,539 and $27,061)
      (Note 15)                                                             4,408        2,481
                                                                       ----------   ----------
      Total investments                                                 5,873,224    5,878,990
Cash and cash equivalents                                                 115,828      100,977
Accrued investment income                                                  66,106       71,915
Receivables from affiliates                                               769,040      797,471
Other receivables                                                         358,886      289,855
Deferred policy acquisition costs                                         839,287      766,291
Value of business acquired (Note 6)                                       198,816      204,102
Property and equipment, net of accumulated depreciation of
   $23,188 and $22,548                                                      3,875        3,336
Securities lending collateral (Note 7)                                    337,018      308,054
Other assets                                                                4,900        1,534
Separate accounts                                                         407,949      319,906
                                                                       ----------   ----------
      Total assets                                                     $8,974,929   $8,742,431
                                                                       ==========   ==========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
BALANCE SHEETS
DECEMBER 31, 2006 AND 2005


(in thousands of dollars)                                            2006         2005
                                                                  ----------   ----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Policy liabilities and accruals
   Future policy benefits                                         $5,032,342   $4,918,444
   Policy claims                                                      63,937       50,686
                                                                  ----------   ----------
      Total policy liabilities and accruals                        5,096,279    4,969,130
                                                                  ----------   ----------
Other policyholder funds and dividends                               364,709      373,832
                                                                  ----------   ----------
Accrued expenses and other liabilities
   Securities lending liability (Note 7)                             337,018      308,054
   Proceeds held-Securaccount                                         56,960       61,285
   Payable to affiliates (Note 16)                                   860,270      880,821
   Other liabilities                                                 122,785      126,009
   Separate accounts                                                 407,949      319,906
                                                                  ----------   ----------
      Total accrued expenses and other liabilities                 1,784,982    1,696,075
                                                                  ----------   ----------
Income taxes (Note 8)
   Current                                                                --        2,989
   Deferred                                                          186,079      175,538
                                                                  ----------   ----------
      Total income taxes                                             186,079      178,527
                                                                  ----------   ----------
      Total liabilities                                            7,432,049    7,217,564
                                                                  ----------   ----------
Commitments and contingencies (Note 9)                                    --           --

Stockholder's equity
   Common stock ($1 par value - 25,000,000 shares authorized,
      6,600,000 shares issued and outstanding at 2006 and 2005,
      respectively)                                                    6,600        6,600
   Additional paid-in capital                                        994,246      994,246
   Accumulated other comprehensive income, net of deferred
      tax of ($1,047) and $ 18,563                                    (1,945)      34,474
   Retained earnings (Note 10)                                       543,979      489,547
                                                                  ----------   ----------
      Total stockholder's equity                                   1,542,880    1,524,867
                                                                  ----------   ----------
      Total liabilities and stockholder's equity                  $8,974,929   $8,742,431
                                                                  ==========   ==========


    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

(in thousands of dollars)                                 2006       2005       2004
                                                        --------   --------   --------
REVENUES
Net premiums earned (Note 11)                           $202,064   $199,520   $182,419
Universal life and annuity policy charges                260,459    255,925    242,538
Net investment income (Note 3)                           325,865    345,404    355,852
Net realized investment gains (Note 3)                     6,034     18,003     37,658
Impairment losses on investments (Note 3)                   (193)    (2,093)    (9,588)
Other income (loss)                                        7,108      7,365    (10,767)
                                                        --------   --------   --------
      Total revenues                                     801,337    824,124    798,112
                                                        --------   --------   --------

BENEFITS AND EXPENSES
Death and other benefits (Note 11)                       205,467    199,462    192,304
Increase in liability for future life policy benefits     34,056     31,419     30,953
Interest credited to policyholders                       177,655    183,362    176,775
Underwriting, acquisition and insurance expenses
   Amortization of deferred policy acquisition costs      98,724    100,469     88,638
   Amortization of value of business acquired              8,415     19,722     19,992
   Life commissions, net of reinsurance (Note 11)        (49,051)   (37,303)   (29,227)
   General and administrative expenses                    87,727     74,878     70,892
                                                        --------   --------   --------
      Total benefits and expenses                        562,993    572,009    550,327
                                                        --------   --------   --------
      Income before provision for income taxes           238,344    252,115    247,785
                                                        --------   --------   --------
PROVISION (BENEFIT) FOR INCOME TAXES (NOTE 8)
Current                                                   53,761     53,437     59,703
Deferred                                                  30,151     26,747     27,159
                                                        --------   --------   --------
      Total provisions for income taxes                   83,912     80,184     86,862
                                                        --------   --------   --------
      Net income                                        $154,432   $171,931   $160,923
                                                        ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

(in thousands of dollars)                                 2006       2005       2004
                                                        --------   --------   --------
NET INCOME                                              $154,432   $171,931   $160,923
                                                        --------   --------   --------
Other comprehensive income, net of tax
   Unrealized holding gains (losses) on securities
   Unrealized holding (losses) gains on securities,
   net of tax (benefit) provision of
   ($26,569) ($48,169) and $12,437                       (49,344)   (89,457)    23,097
Reclassification adjustment for (gains) losses
   included in net income, net of tax
   (provision) benefit of ($1,545), ($3,728),
   and ($7,887)                                           (2,869)    (6,923)   (14,647)
                                                        --------   --------   --------
      Net unrealized holding (losses) gains on
         securities, net of tax (benefit) provision
         of ($28,114), ($51,897), and $4,550             (52,213)   (96,380)     8,450
Effect of the change in net unrealized gains
   (losses) on other insurance accounts,
   net of tax provision (benefit) of $8,504 $12,097,
   and ($2,374)                                           15,794     22,465     (4,408)
                                                        --------   --------   --------
      Other comprehensive (loss) income                  (36,419)   (73,915)     4,042
                                                        --------   --------   --------
      Comprehensive income                              $118,013   $ 98,016   $164,965
                                                        --------   --------   --------

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                               ACCUMULATED
                                                                 ADDITIONAL       OTHER                       TOTAL
                                                        COMMON     PAID-IN    COMPREHENSIVE    RETAINED   STOCKHOLDER'S
(in thousands of dollars)                                STOCK     CAPITAL    INCOME (LOSS)    EARNINGS       EQUITY
                                                        ------   ----------   -------------   ---------   -------------
BALANCES AT DECEMBER 31, 2003                           $6,600    $994,246      $ 104,347     $ 884,793    $1,989,986
Net income                                                  --          --             --       160,923       160,923
Unrealized gains on available-for-sale investments
   arising during the period, net of tax of $12,437         --          --         23,097            --        23,097
Reclassification adjustment for gains included in
   net income, net of tax of ($7,887)                       --          --        (14,647)           --       (14,647)
Change in effect of unrealized gains on other
   insurance accounts, net of tax of ($2,374)               --          --         (4,408)           --        (4,408)
Dividends paid                                              --          --             --      (117,600)     (117,600)
                                                        ------    --------      ---------     ---------    ----------
BALANCES AT DECEMBER 31, 2004                           $6,600    $994,246      $ 108,389     $ 928,116    $2,037,351
Net income                                                  --          --             --       171,931       171,931
Unrealized losses on available-for-sale investments
   arising during the period, net of tax of ($48,169)       --          --        (89,457)           --       (89,457)
Reclassification adjustment for gains included in
   net income, net of tax of ($3,728)                       --          --         (6,923)           --        (6,923)
Change in effect of unrealized gains on other
   insurance accounts, net of tax of $12,097                --          --         22,465            --        22,465
Dividends paid                                              --          --             --      (610,500)     (610,500)
                                                        ------    --------      ---------     ---------    ----------
BALANCES AT DECEMBER 31, 2005                           $6,600    $994,246      $  34,474     $ 489,547    $1,524,867
Net income                                                  --          --             --       154,432       154,432
Unrealized losses on available-for-sale investments
   arising during the period, net of tax of ($26,569)       --          --        (49,344)           --       (49,344)
Reclassification adjustment for gains included in net
   income, net of tax of ($1,545)                           --          --         (2,869)           --        (2,869)
Change in effect of unrealized gains on other
   insurance accounts, net of tax of $8,504                 --          --         15,794            --        15,794
Dividends paid                                              --          --             --      (100,000)     (100,000)
                                                        ------    --------      ---------     ---------    ----------
BALANCES AT DECEMBER 31, 2006                           $6,600    $994,246      $  (1,945)    $ 543,979    $1,542,880
                                                        ------    --------      ---------     ---------    ----------

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

(in thousands of dollars)                                        2006          2005          2004
                                                             -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                   $   154,432   $   171,931   $   160,923
Adjustments to reconcile net income to net cash provided
   by operating activities
   Interest credited to universal life and investment-type
      contracts                                                  154,563       159,168       153,870
   Realized investment (gains) losses                             (6,034)      (18,003)      (37,658)
   Impairment losses on investments                                  193         2,093         9,588
   Amortization of deferred policy acquisition costs and
      value of business acquired                                 107,139       120,191       108,630
   Amortization of bond and mortgage-backed security
      discount and premium, net                                   14,563        24,328        16,407
   Amortization of redeemable preferred stocks                        19            --            --
   Capitalization of deferred policy acquisition costs and
      value of business acquired, net                           (150,551)     (139,417)     (142,281)
   Deferred income tax expense                                    30,151        26,747        27,159
   Depreciation                                                    5,074         5,371         6,081
   Cash provided by (used in) changes in operating assets
      and liabilities
      Federal and state income taxes payable                      (5,237)       (3,442)      (10,315)
      Life insurance policy liabilities                          106,724        95,778        61,912
      Other policyholder funds                                    (9,123)        7,619        12,742
      Other                                                      (53,754)      (83,830)      (34,920)
                                                             -----------   -----------   -----------
         Net cash provided by operating activities               348,159       368,534       332,138
                                                             -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of bonds and stocks available-for-sale               (1,265,526)   (1,557,913)   (1,643,976)
Proceeds from sales or maturities of bonds and stocks
   available-for-sale                                          1,231,117     1,453,054     1,393,308
Proceeds on other investments                                        717            --            --
Proceeds from notes receivables                                       --            --        22,000
Mortgage loan collections                                            266           838         7,165
Purchase of investment real estate                                (1,499)      (29,880)       (1,466)
Proceeds from sale of investment real estate                          --        21,458         5,002
Purchase of joint ventures and partnerships                      (57,492)      (19,944)           --
Proceeds from sale of joint venture                                   --            --         4,937
Distributions from joint ventures and partnerships                 3,953         1,223            --
Return of capital on joint ventures and partnerships               2,763            --            --
Decrease (increase) in policy loans, net                          (1,214)        1,308        (5,782)
Purchase of capital assets                                        (5,526)       (1,626)       (1,233)
Proceeds from sale of capital assets                                  --        38,246            --
Deferred gain from sale of capital assets                             --       (26,008)           --
Realized deferred gain from sale of capital assets                 1,424            --            --
Purchase of options                                                 (235)         (221)         (325)
Proceeds from sales or maturities of options                          --           268         1,225
Other                                                                542          (210)       (5,418)
                                                             -----------   -----------   -----------
         Net cash used in investing activities                   (90,710)     (119,407)     (224,563)
                                                             -----------   -----------   -----------

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

(in thousands of dollars)                                      2006        2005        2004
                                                            ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Cash dividends paid                                         $(100,000)  $(120,000)  $(117,600)
Universal life and investment-type contract deposits          488,303     495,511     543,277
Universal life and investment-type contract withdrawals
   and maturities                                            (626,161)   (572,735)   (538,186)
Payments on notes payable                                        (412)        (54)         --
Other                                                          (4,328)     28,159          --
                                                            ---------   ---------   ---------
      Net cash used in financing activities                  (242,598)   (169,119)   (112,509)
                                                            ---------   ---------   ---------
      Increase (decrease) in cash and cash equivalents         14,851      80,008      (4,934)
CASH AND CASH EQUIVALENTS
Beginning of year                                             100,977      20,969      25,903
                                                            ---------   ---------   ---------
End of year                                                 $ 115,828   $ 100,977   $  20,969
                                                            =========   =========   =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year
   Income taxes                                             $  58,108   $  56,879   $  70,036
   Interest paid                                                1,267         213          --
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND
   FINANCING ACTIVITIES
Noncash settlement of fixed income security with joint
   venture                                                  $      --   $      --   $   5,541
Transfer of surplus note and certificate of contributions
   to Farmers Group, Inc.                                          --     490,500          --
Notes payable of WVGRR Properties, LLC (Note 9)                    --      24,855          --

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

1.   THE COMPANY AND NATURE OF OPERATIONS

     THE COMPANY

     The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the "Company"), a wholly owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group ("ZFS"). FGI, an insurance holding company that provides management services, is attorney-in-fact for 3 inter-insurance exchanges and their subsidiaries ("Exchanges" or "P&C Group") and owns the Company and a reinsurance company, Farmers Reinsurance Company.

     In December 1988, BATUS Inc. ("BATUS") a subsidiary of B.A.T. Industries p.l.c. ("B.A.T"), acquired 100% ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company's balance sheet based on their estimated fair values at December 31, 1988.

     At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company's value of business acquired ("VOBA"), which represented an actuarial determination of the expected profits from the business in-force at the date of B.A.T.'s acquisition of FGI.

     In September 1998, the financial services businesses of B.A.T, which included the Company, were merged with Zurich Insurance Company ("ZIC"). The business of ZIC and the financial services businesses of B.A.T were transferred to Zurich Group Holding ("ZGH"), formerly known as ZFS, a Swiss holding company with headquarters in Zurich, Switzerland. This merger was accounted for by ZGH as a pooling of interests under International Financial Reporting Standards ("IFRS").

     NATURE OF OPERATIONS

     The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities, equity-indexed annuities, as well as variable annuity products. In October 2005, the Company introduced Critical Illness riders available on the level term (20 or 30 year) policies. In October 2006, the Company introduced Simple Term life insurance product (10, 20, and 30 year level term life insurance).

     The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, and Farmers. In addition, the Company and the Exchanges distribute their respective insurance products through a common network of independent agents and district managers. As of December 31, 2006, this network consisted of approximately 14,200 independent agents and approximately 600 district managers, each of whom is an independent contractor.

     Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

     The Company is currently licensed in 49 states, and the District of Columbia.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     During 2002, the Company had exited the business of writing structured settlements. This decision to exit the structured settlement market was driven by A.M. Best's change in rating of the Company from A+ (superior) to A (excellent) as brokers often only place structured settlements with companies rated A+ or better. As of December 31, 2006, the Company is continuing to service the approximately 4,958 structured settlement cases in force. As of December 31, 2006, 2005 and 2004 the structured settlement business represented only 0.14%, 0.02% and 2.60% of the Company's income before provision for income taxes, respectively.

     In August 2003, Continental Casualty Company ("CNA") withdrew from reinsuring new Long Term Care ("LTC") issues. The Company evaluated other potential carriers and concluded not to develop a new LTC product, underwrite or distribute another company's product. Although CNA no longer reinsures new business, it will continue to administer the more than 5,490 of the Company's in-force contracts as of December 31, 2006.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     REVENUE RECOGNITION

     Premiums for traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Accident and health insurance premiums are recognized as revenue pro rata over the terms of the contract.

     Revenues associated with universal life, variable universal life products and other investment type contracts consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for fixed and variable annuity products and contracts without life contingencies consist of investment income on assets allocated to support policyholder account balances on deposit, mortality charges for variable annuities, administrative charges for variable annuities and equity-indexed annuities, and surrender charges for variable annuities and flexible payment annuities. Consideration received for interest-sensitive insurance, annuity products and contracts without life contingencies are recorded as a liability when received. Policy withdrawal and other charges are recognized as revenue when assessed.

     BENEFITS AND EXPENSES

     Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     INVESTMENTS

     The Company has classified all investments in fixed maturities and equity securities as available-for-sale. Accordingly, these securities are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder's equity. As of December 31, 2006 and 2005, there were no securities designated as held-to-maturity or trading. All security transactions are recorded on a trade date basis.

     Discounts and premiums on fixed maturity investments are amortized, using the interest method, over the term of the security, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in net investment income.

     Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the carrying value of available-for-sale fixed maturity securities, with an offsetting effect on stockholder's equity, net of the effects of amortization of deferred acquisition costs and deferred income taxes, when applicable. If a decline in the fair value of an individual fixed income investment is considered to be other than temporary, the difference between amortized book value and fair value is recorded as an impairment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the net book value of individual investments.

     If a decline in the fair value of an individual equity investment is considered to be other than temporary, the difference between original cost and fair value is recorded as an impairment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the cost of the individual securities.

     The Company regularly reviews its investment portfolio to determine whether declines in the value of investments are other than temporary as defined by the Financial Accounting Standards Board ("FASB") in the Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The Company's review for declines in value includes analyzing historical and forecasted financial information as well as reviewing the market performance of similar types of investments.

     The fair values of investments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, these estimates may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. No valuation allowance has been established as of December 31, 2006 and 2005. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized for impaired loans in the periods presented.

     Real estate, including related improvements, is stated at the lower of cost less accumulated depreciation or market value. Depreciation is provided on a straight-line basis over 30 years, the estimated life of the properties. Accumulated depreciation for real estate as of December 31, 2006 and 2005 was approximately $28,136,000 and $24,561,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated net realizable value less selling costs with the impairment loss being included in impairment losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate available for sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs. There was no valuation allowance for real estate as of December 31, 2006 and 2005. Impairment losses of approximately $1,259,000 were recognized in 2005. No impairment loss was recognized in 2006 and 2004.

     Policy loans are stated at unpaid balances, which approximate fair value.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Partnership and joint venture interests in which the Company has control or majority ownership interest are consolidated. Partnership and joint venture interests where the Company does not have control or majority interest are accounted for under the equity method.

     S&P 500 call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula.

     The S&P 500 call options hedge the annuity contracts since they are both purchased and sold with identical parameters. The annuities were written based on a 7 year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction for each annuity is generally expected to occur in 7 years or less.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005


     The S&P 500 call options are carried at estimated fair value. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as an adjustment to the interest liability credited to policyholders. In addition, realized gains and losses from maturity or termination of the S&P 500 call options are offset against the interest credited to policyholders during the period incurred. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts.


     DEFERRED POLICY ACQUISITION COSTS

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issuance and underwriting, and certain agency expenses. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results, mortality and expense margins and actual realized gains or losses on investments over the expected life of the contracts. The Company regularly reviews and revises its estimates of future gross profit margins to be realized from this group of products. Interest rates are based on rates in effect during the period. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised.

     Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     Deferred policy acquisition costs for nonparticipating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Deferred policy acquisition costs include amounts associated with the unrealized gains and losses recorded as other comprehensive income, a component of stockholder's equity. Accordingly, deferred policy acquisition costs are increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within other comprehensive income also reflect this impact.

     In relation to its traditional life products, the Company evaluates the need for a premium deficiency reserve and utilizes anticipated investment income in the calculation of the premium deficiency reserve. As of December 31, 2006 and 2005, the Company has not established any premium deficiency reserves based on this calculation.

     VALUE OF BUSINESS ACQUIRED

     The present value of the business acquired in the merger with B.A.T is being amortized over its actuarially determined useful life, which is consistent with the estimated decline in life insurance business that was in-force at the time of the merger.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of 10 to 30 years for buildings and improvements and 5 to 10 years for capitalized software, furniture, and equipment.

     The Company capitalizes software purchased from third parties or internally generated if the related software product under development has reached technological feasibility. Costs incurred prior to the establishment of technical feasibility are expensed as incurred. As of December 31, 2006 and 2005, unamortized software costs were approximately $2,993,000 and $2,001,000, respectively. The Company amortizes software costs over a 5 year period and amortized approximately $1,178,000, $1,776,000 and $2,437,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

     LONG-LIVED ASSETS

     Long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

     SEPARATE ACCOUNTS

     The Company issues variable universal life and deferred variable annuity contracts. The assets and liabilities held for variable universal life, Accumulator VUL, and deferred variable annuity contracts are held in the Separate Accounts (the "Accounts"), which are legally segregated from the general assets of the Company. As of December 31, 2006, there were 37 sub-accounts available for the initial products and 23 sub-accounts available for the Accumulator VUL. The sub-accounts invest in underlying mutual fund portfolios (collectively, the "Funds"). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated investment objectives.

     The assets of the Accounts are carried at fair value. The Accounts' liabilities represent the contract holders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company's statements of income and comprehensive income. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company. There were no gains and losses on transfers of assets from the general account to the separate account for the years ended December 31, 2006 and 2005.

     POLICY LIABILITIES AND ACCRUALS

     Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25% to 8.00% depending upon the year of issue. Mortality is calculated principally using select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     Liabilities for future policy benefits on universal life, variable universal life products and fixed and variable annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on contracts not involving life contingencies are recorded when the payments are received.

     Unpaid policy claims include claims in the course of settlement and a provision for claims incurred but not reported, based on past experience.

     CASH AND CASH EQUIVALENTS

     The Company considers all investments purchased with an original maturity of 3 months or less to be cash equivalents.

     INCOME TAXES

     The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

     FINANCIAL INSTRUMENTS AND CONCENTRATIONS OF CREDIT RISK

     The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

     The Company cedes insurance risk to various A.M. Best rated reinsurance companies rated A- or better by A.M. Best. The Company's management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter, for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

     The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

     BUSINESS RISKS

     The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company's life and annuity products.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     NEW ACCOUNTING PRONOUNCEMENTS


     In September 2006, the FASB issued Statement of Financial Accounting Standard ("SFAS") SFAS 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans. This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. SFAS 158 is effective as of the end of fiscal year ending after December 15, 2006. The adoption of SFAS 158 did not have a material impact on the Company's financial statements.


     In September 2006, FASB issued SFAS 157, Fair Value Measurements. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. SFAS 157 is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS 157 is not expected to have a material impact on the Company's financial statements.

     In June 2006, the FASB issued an interpretation of SFAS 109, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements by standardizing the level of confidence needed to recognize uncertain tax benefits and the process of measuring the amount of benefit to recognize. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company will adopt FIN 48 as of January 1, 2007, as required. The cumulative effect of adopting FIN 48 will be recorded in retained earnings. The adoption of FIN 48 is not expected to have a material effect on the Company's financial statements.


     In April 2006, the FASB issued FASB Staff Position ("FSP") interpretation of FIN 46(R), Determining the Variability to be Considered in Applying FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities ("FSP FIN 46(R)-6"). This FSP addresses consolidation by business enterprises of variable interest entities. FSP FIN 46(R)-6 is effective the first day of the first reporting period beginning after June 15, 2006. The adoption of FSP FIN 46(R)-6 is not expected to have a material impact on the Company's financial statements.


     In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     December 15, 2005. The adoption of FSP FAS 115-1 and FAS 124-1 did not have a material impact on the Company's financial statements.

     In September 2005, the Accounting Standards Executive Committee ("AcSEC") issued Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred policy acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. The Company is currently evaluating the impact of SOP 05-1 on its financial statements.

     In May 2005, the FASB issued SFAS 154, Accounting Changes and Error Corrections. SFAS 154 replaces Accounting Principles Board Opinion No. 20, Accounting Changes and SFAS 3, Reporting Accounting Changes in Interim Financial Statements. It also changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

3.   INVESTMENTS

     INVESTMENT INCOME

     The components of investment income, by type of investment, for the years ended December 31, 2006, 2005 and 2004 are as follows:

(in thousands of dollars)            2006       2005       2004
                                   --------   --------   --------
Bonds                              $302,575   $301,083   $301,333
Common and preferred stocks             719      2,103      3,394
Mortgage loans on real estate            24         83        363
Investment real estate               15,387     12,406     12,441
Surplus note and certificates of
   contribution of the P&C Group         --     23,504     33,122
Policy loans                         19,403     19,191     19,120
Joint ventures and partnerships        (508)       458        155
Short-term investments                4,372      1,491        287
Notes receivable                         --         --        488
Other                                   670      1,259        437
                                   --------   --------   --------
   Gross investment income          342,642    361,578    371,140
Less: Investment expenses            16,777     16,174     15,288
                                   --------   --------   --------
   Net investment income           $325,865   $345,404   $355,852
                                   ========   ========   ========

     In 2006, 2005 and 2004, the Company's investment expenses included fees of approximately $422,000, $655,000, and $620,000, respectively, to its parent company, FGI.

     In 2006, 2005 and 2004, the Company's investment expenses included fees of approximately $1,510,000, $1,889,000, and $2,054,000, respectively, to
     Deutsche Asset Management.

     In 2006, 2005 and 2004, the Company's investment expenses included fees of approximately $241,000, $149,000, and $162,000, respectively, to Zurich Investment Services.

     In 2006, 2005 and 2004, the Company's investment expenses included fees of approximately $1,406,000, $1,441,000, and $1,489,000, respectively, to
     Zurich Group Investments.

     In 2006, 2005 and 2004, the Company's investment expenses included fees of approximately $346,000, $294,000 and $56,000, respectively, to Prudential Private Placement Investors, L.P.

     In 2006 and 2005, the Company's investment expenses included fees of approximately $487,000 and $114,000, respectively, to BlackRock, Inc. These expenses were not incurred in 2004.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     REALIZED GAINS AND LOSSES

     Realized investment gains (losses) on sales of investments during the years ended December 31, 2006, 2005 and 2004 are as follows:

(in thousands of dollars)           2006      2005      2004
                                  -------   -------   -------
Bonds                             $(3,944)  $ 1,557   $12,773
Nonredeemable preferred stock       1,140        60        --
Common stocks                       6,695     9,867    19,348
Investment real estate                 --     6,527     1,862
Sale-leaseback                      1,424        43        --
Joint ventures and partnerships        --        --     3,629
S&P 500 call options                   --       (49)       48
Other                                 719        (2)       (2)
                                  -------   -------   -------
                                  $ 6,034   $18,003   $37,658
                                  =======   =======   =======

     IMPAIRMENT LOSSES

     Impairment losses for the years ended December 31, 2006, 2005 and 2004 are as follows:

(in thousands of dollars)         2006     2005      2004
                                 -----   -------   -------
Bonds                            $(193)  $  (833)  $(9,482)
Nonredeemable preferred stocks      --        --       (22)
Common stocks                       --        --       (84)
Investment real estate              --    (1,260)       --
                                 -----   -------   -------
                                 $(193)  $(2,093)  $(9,588)
                                 =====   =======   =======

     The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. Due to the issuers continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any objective evidence, the Company believes that the prices of the securities in the sector identified in the tables below were temporarily depressed as of December 31, 2006 and 2005.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     The following tables present amortized cost, fair value, and unrealized losses for the Company's available-for-sale fixed maturity and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006 and 2005.

     UNREALIZED GAINS AND LOSSES ON FIXED MATURITIES

     Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31, 2006 and 2005 are as follows:

                                                                      GROSS        GROSS      ESTIMATED
                                                       AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(in thousands of dollars)                                COST         GAINS       LOSSES        VALUE
                                                      ----------   ----------   ----------   ----------
2006
Fixed maturities available-for-sale
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies            $  273,640    $  4,074     $   (773)   $  276,941
   Obligations of states and political subdivisions       37,869       2,469           --        40,338
   Corporate securities                                2,978,079      47,062      (48,013)    2,977,128
   Mortgage-backed securities                          2,147,121      21,873      (32,378)    2,136,616
                                                      ----------    --------     --------    ----------
                                                       5,436,709      75,478      (81,164)    5,431,023
Redeemable preferred stock                                 3,262         238           --         3,500
                                                      ----------    --------     --------    ----------
                                                      $5,439,971    $ 75,716     $(81,164)   $5,434,523
                                                      ==========    ========     ========    ==========
2005
Fixed maturities available-for-sale
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies            $  369,415    $  8,806     $ (1,487)   $  376,734
   Obligations of states and political subdivisions       42,717       3,985           --        46,702
   Debt securities issued by foreign governments           3,146         135           --         3,281
   Corporate securities                                2,813,550      73,400      (26,928)    2,860,022
   Mortgage-backed securities                          2,152,774      33,350      (24,611)    2,161,513
                                                      ----------    --------     --------    ----------
                                                       5,381,602     119,676      (53,026)    5,448,252
Redeemable preferred stock                                 3,892         265           --         4,157
                                                      ----------    --------     --------    ----------
                                                      $5,385,494    $119,941     $(53,026)   $5,452,409
                                                      ==========    ========     ========    ==========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     UNREALIZED GAINS AND LOSSES ON EQUITY SECURITIES

     The Company did not hold any equity securities as of December 31, 2006. Gross unrealized gains (losses) pertaining to nonredeemable preferred stocks and common stocks stated at fair value as of December 31, 2005 are as follows:

(in thousands of dollars)                        GAINS   LOSSES     NET
                                                ------   ------   ------
2005
Equity securities available-for-sale
   Nonredeemable preferred stocks
      Public utilities                          $   --   $  --    $   --
      Industrial, miscellaneous and all other    2,957      --     2,957
   Common stocks
      Public utilities                             152      --       152
      Banks, trusts and insurance companies        938     (21)      917
      Industrial, miscellaneous and all other    4,944    (383)    4,561
                                                ------   -----    ------
                                                $8,991   $(404)    8,587
                                                ======   =====
Less: Deferred federal income taxes                                3,005
                                                                  ------
                                                                  $5,582
                                                                  ======

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     UNREALIZED LOSSES ON FIXED MATURITIES AND EQUITY SECURITIES

     Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2006 and 2005 are as follows:

                                                       UNREALIZED LOSSES LESS      UNREALIZED LOSSES
                                                           THAN 12 MONTHS          12 MONTHS OR MORE
                                                      -----------------------   -----------------------
                                                         FAIR      UNREALIZED      FAIR      UNREALIZED
(in thousands of dollars)                                VALUE       LOSSES        VALUE       LOSSES
                                                      ----------   ----------   ----------   ----------
2006
Fixed maturities available-for-sale
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies            $  114,668    $   (514)   $    7,159    $   (258)
   Corporate securities                                  605,319      (8,356)    1,227,429     (39,657)
   Mortgage-backed securities                            239,105      (2,353)    1,046,524     (30,026)
                                                      ----------    --------    ----------    --------
Total fixed maturities                                $  959,092    $(11,223)   $2,281,112    $(69,941)
                                                      ==========    ========    ==========    ========
2005
Fixed maturities available-for-sale
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies            $   79,465    $   (755)   $   37,587    $   (732)
   Corporate securities                                1,149,772     (20,915)      166,803      (6,013)
   Mortgage-backed securities                            892,658     (12,232)      304,023     (12,379)
                                                      ----------    --------    ----------    --------
Total fixed maturities                                $2,121,895    $(33,902)   $  508,413    $(19,124)
                                                      ==========    ========    ==========    ========
Equity securities available-for-sale
   Common stocks
      Banks, trusts and insurance companies           $      287    $     (7)   $      471    $    (13)
      Industrial, miscellaneous and all other              3,155        (348)          339         (36)
                                                      ----------    --------    ----------    --------
Total equity securities                               $    3,442    $   (355)   $      810    $    (49)
                                                      ==========    ========    ==========    ========

     As of December 31, 2006, fixed maturities represented the Company's total unrealized loss amount, which was comprised of 425 securities. The Company held no securities that were in an unrealized loss position in excess of approximately $3,147,000. As of December 31, 2006, there was no fixed maturity, with a fair value less than 80% of the security's amortized cost for 6 continuous months.

     Fixed maturities in an unrealized loss position for less than 12 months were comprised of 166 securities of which 97%, or approximately $10,876,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

     Fixed maturities with an unrealized loss of approximately $69,941,000 for 12 months or more as of December 31, 2006, were comprised of 259 securities. The majority of the unrealized loss amount, approximately $69,683,000, relates to corporate and mortgage-backed securities. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     fixed maturity securities with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security's book value is written down to current market value with the Company recognizing an impairment loss in its current year statement of income. The remaining unrealized loss balance of approximately $258,000 is due to one U.S. Treasury security, which was depressed to only a minor extent, with fair value to amortized cost ratios greater than 96%.

     Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

     As of December 31, 2006, the Company held no equity securities.

     MATURITIES OF FIXED MATURITIES

     The amortized cost and estimated fair value of available-for-sale fixed maturity securities by contractual maturity at December 31, 2006 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           AMORTIZED    ESTIMATED
(in thousands of dollars)                                    COST      FAIR VALUE
                                                          ----------   ----------
Fixed maturities available-for-sale
Due in 1 year or less                                     $  151,275   $  151,489
Due after 1 year through 5 years                             700,025      697,779
Due after 5 years through 10 years                         1,246,791    1,231,205
Due after 10 years                                         1,191,497    1,213,934
                                                          ----------   ----------
                                                           3,289,588    3,294,407
Mortgage-backed securities                                 2,147,121    2,136,616
Preferred stock with characteristics of debt securities        3,262        3,500
                                                          ----------   ----------
                                                          $5,439,971   $5,434,523
                                                          ==========   ==========

     Proceeds from sales and maturities of available-for-sale bonds and stocks and gross realized gains (losses) on such sales and impairments during the years ended December 31, 2006, 2005 and 2004 are as follows:

                                          GROSS      GROSS
(in thousands of dollars)    PROCEEDS     GAINS     LOSSES
                            ----------   -------   --------
2006                        $1,231,117   $14,157   $(10,459)
2005                         1,453,054    32,430    (21,779)
2004                         1,393,308    41,286    (18,753)

     The Company holds a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding LLC, a Delaware

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     Limited Liability Company. Both Mount Rosa 1 LTD and Mount Evans Funding LLC are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provides the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provides the underlying guarantee of principal. The bond maturity date is December 27, 2031. The coupon rate for this bond is 7.24% and interest is paid semi-annually. On July 11, 2003, the Company acquired an additional $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $6,335,000, $6,335,000, and $6,388,000 of interest income in 2006, 2005, and 2004, respectively. The total market value of the bonds was approximately $95,197,000, $99,184,000, and $95,690,000 as of December 31,
     2006, 2005, and 2004, respectively.

4.   INVESTMENT IN JOINT VENTURES AND PARTNERSHIPS

     The Company's investments in joint venture and partnership interests accounted for under the equity method amounted to approximately $75,365,000 and $24,502,000 as of December 31, 2006 and 2005, respectively. The Company's investments in joint venture and partnership interests as of December 31, 2006 and 2005 consisted of the following ownership interests:

2006
Portland Arena Management LLC                Real estate equity holding      6.45%
Colony Realty Partners LP                    Real estate partnership         4.49%
Cobalt Industrial REIT LLC                   Real estate investment trust   11.01%
Beacon Capital Strategic Partners IV, LP     Real estate partnership         0.74%
Blackstone Real Estate Partners V, LP        Real estate partnership         0.45%
Fillmore East Fund, LP                       Real estate partnership         4.76%
Normandy Park Real Estate Fund Group, LLC    Real estate partnership         3.36%
Phillips Edison Shopping Center REIT, Inc.   Real estate partnership         9.09%

2005
Portland Arena Management LLC                Real estate equity holding      6.45%
Colony Realty Partners LP                    Real estate partnership         4.49%
Cobalt Industrial REIT LLC                   Real estate investment trust   10.08%

     In 2005, the Company committed to invest $150,300,000 in U.S. real estate investment funds ("REITs") and partnerships. As of December 31, 2006, approximately $74,352,000 has been funded with a remaining commitment of $75,948,000. As of December 31, 2005, the Company invested approximately $19,476,000 in REITs.

     In November 2005, the Midwest Mezzanine Fund LP, a capital venture firm, in which the Company had a 16.78% interest in the joint venture, was dissolved. The Company received proceeds of approximately $32,000 for the final distribution.

5.   DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     SFAS 107, Disclosures about Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments and includes assets and liabilities recognized or not

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     recognized in the balance sheets, for which it is practicable to estimate fair value. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. SFAS 107 excludes certain insurance liabilities and other non financial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

     CASH AND CASH EQUIVALENTS

     The carrying amounts of these items are reasonable estimates of their fair value.

     FIXED MATURITIES, REDEEMABLE AND NONREDEEMABLE PREFERRED STOCK, AND COMMON STOCK

     The estimated fair value of bonds, redeemable and nonredeemable preferred stock, and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.

     MORTGAGE LOANS

     The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate that is applicable to the yield, credit quality, and average maturity of the composite portfolio.

     POLICY LOANS

     The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally based on current market rates.

     JOINT VENTURES AND PARTNERSHIPS

     The carrying amounts of these items are reasonable estimates of their fair value.

     S&P 500 CALL OPTIONS

     The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

     FUTURE POLICY BENEFITS - DEFERRED ANNUITIES

     The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

     OTHER POLICYHOLDER FUNDS AND DIVIDENDS

     The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

     NOTES PAYABLE

     The carrying amounts of these items are a reasonable estimate of their fair market value.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     SEPARATE ACCOUNTS

     Amounts are carried at market value of the underlying funds for financial statement purposes.

     The estimated fair values and carrying values of the Company's financial instruments as of December 31, 2006 and 2005 are as follows:

                                                  2006                       2005
                                         -----------------------   -----------------------
                                          CARRYING     ESTIMATED    CARRYING     ESTIMATED
(in thousands of dollars)                   VALUE     FAIR VALUE      VALUE     FAIR VALUE
                                         ----------   ----------   ----------   ----------
ASSETS
Cash and cash equivalents                $  115,828   $  115,828   $  100,977   $  100,977
Fixed maturities available-for-sale       5,434,523    5,434,523    5,452,409    5,452,409
Nonredeemable preferred stock
   available-for-sale                            --           --       12,931       12,931
Common stock available-for-sale                  --           --       26,608       26,608
Mortgage loans                                  160          167          427          449
Policy loans                                255,399      255,399      254,185      254,185
Joint ventures and partnerships              75,365       75,365       24,502       24,502
S&P 500 call options                          4,408        4,408        2,481        2,481
Separate accounts                           407,949      407,949      319,906      319,906

LIABILITIES
Future policy benefits - deferred
   annuities                              1,772,669    1,720,673    1,826,579    1,770,146
Other policyholder funds and dividends      364,709       85,131      373,832       95,067
Notes payable                                23,949       23,949       24,362       24,362
Separate accounts                           407,949      407,949      319,906      319,906

6.   VALUE OF BUSINESS ACQUIRED

     The changes in the VOBA at December 31 are as follows:

(in thousands of dollars)                  2006       2005       2004
                                         --------   --------   --------
Balances at beginning of year            $204,102   $218,154   $239,293
Amortization related to operations        (21,806)   (34,250)   (35,664)
Interest accretion                         13,391     14,528     15,672
Amortization related to net unrealized
   (losses) gains                           3,129      5,670     (1,147)
                                         --------   --------   --------
Balances at end of year                  $198,816   $204,102   $218,154
                                         --------   --------   --------

     Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 2006 balance as follows: approximately 7.0% in 2007, 8.0% in 2008, 2009 and 2010 and 9.0% in 2011.
     The discount rate used to determine the amortization rate of the VOBA ranged from 3.5% to 9.1% in 2006, 2005, and 2004.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

7.   SECURITY LENDING ARRANGEMENT

     The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities. The collateral is restricted.

     The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with a maturity of less than 1 year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $322,000, $567,000, and $283,000, in 2006, 2005,
     and 2004, respectively. The Company's securities on loan as of December 31, 2006 and 2005 primarily consisted of U.S. Treasury fixed income and corporate securities and had an estimated fair value of approximately $329,822,000 and $301,350,000, respectively. The collateral as of December 31, 2006 and 2005 had an estimated fair value of approximately $337,018,000 and $308,054,000, respectively.

8.   FEDERAL INCOME TAXES

     The Company files a consolidated federal income tax return with FGI and its subsidiaries.

     The method of allocation between the Company and FGI is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly based on estimated tax balances due within 45 days after the filing date of the consolidated federal income tax return. The Company's current income tax receivable from/(payable to) FGI was approximately $2,248,000 and ($2,989,000) as of December 31, 2006 and 2005, respectively.

     The components of the provision for income taxes for the years ended December 31, 2006, 2005 and 2004 are as follows:

(in thousands of dollars)                  2006       2005       2004
                                         --------   --------   --------
CURRENT
Federal                                  $52,861    $55,188    $58,529
State                                        900     (1,751)     1,174
                                         --------   --------   --------
   Total current                          53,761     53,437     59,703
                                         --------   --------   --------
DEFERRED
Federal                                   30,378     27,317     27,704
State                                       (227)      (570)      (545)
                                         --------   --------   --------
   Total deferred                         30,151     26,747     27,159
                                         --------   --------   --------
   Total                                 $83,912    $80,184    $86,862
                                         ========   ========   ========

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     A reconciliation of the amounts computed by applying the statutory U.S. federal income tax rate of 35% in 2006, 2005 and 2004 to income before income taxes and the actual provision for the years ended December 31, 2006, 2005 and 2004 is as follows:

                                                2006               2005                2004
                                         -----------------   -----------------   -----------------
(in thousands of dollars)                 AMOUNT   PERCENT    AMOUNT   PERCENT    AMOUNT   PERCENT
                                         -------   -------   -------   -------   -------   -------
Expected tax expense                     $83,420    35.00%   $88,240    35.00%   $86,725    35.00%
State taxes                                  673     0.27%    (2,329)   -0.92%       610     0.25%
Prior year adjustment                        (73)   -0.03%    (6,020)   -2.39%         5     0.00%
Other, net                                  (108)   -0.04%       293     0.12%      (478)   -0.19%
                                         -------    -----    -------    -----    -------    -----
Reported income tax expense              $83,912    35.20%   $80,184    31.81%   $86,862    35.06%
                                         -------    -----    -------    -----    -------    -----

     The temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2006 and 2005 relate to the following:

(in thousands of dollars)                   2006        2005
                                         ---------   ---------
Future policy benefits                   $  62,960   $  69,950
Investments                                 12,753      22,296
Depreciable assets                           1,213          --
Valuation of investments in securities       1,689          --
Other                                       23,697      28,171
                                         ---------   ---------
   Subtotal deferred tax assets            102,312     120,417
                                         ---------   ---------
Deferred policy acquisition costs and
   value of life business acquired        (288,391)   (267,840)
Valuation of investments in securities          --     (26,426)
Depreciable assets                              --      (1,689)
                                         ---------   ---------
   Subtotal deferred tax liabilities      (288,391)   (295,955)
                                         ---------   ---------
      Net deferred tax liabilities       $(186,079)  $(175,538)
                                         ---------   ---------

     Management believes that the deferred income tax assets listed are fully recoverable and, accordingly, no valuation allowance has been recorded. Management bases its assessment as to the realizability of the deferred income tax assets on available evidence including historical and projected operating results, estimated reversals of temporary differences and, where applicable, tax planning strategies. Estimates as to the realizability of deferred income tax assets are subject to change.

9.   COMMITMENTS AND CONTINGENCIES

     The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's financial position, results of operations or cash flows.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     In October 2005, the Company became the sole member of WVGRR Properties LLC (the "LLC"). The Company's investment in the LLC is consolidated in the Company's current year financial statements. In order to purchase three investment properties, the LLC issued three notes to Teachers Insurance and Annuity Association of America (the "Lender") in the amount of $24,416,000. Each note is secured by the three individual investment properties purchased by the LLC. The outstanding balances on these notes as of December 31, 2006 totaled approximately $23,949,000. The notes bear interest at a rate of 5.25%.

     Future principal payments on the above notes as of December 31, 2006 are as follows:

    YEAR ENDING
    DECEMBER 31
--------------------
  (in thousands of
      dollars)
   2007      $   423
   2008          446
   2009          470
   2010          495
   2011          522
Thereafter    21,593
             -------
             $23,949
             =======

     In connection with its investment in the LLC, the Company has also provided a guarantee to the Lender to pay and perform, when due, the liabilities and to pay and demand expenses in connection with the acquisition of real estate properties by the LLC. It includes all losses suffered and liabilities and expenses incurred by the Lender arising out of fraud or willful or intentional misrepresentation by the LLC. It also covers the cost of remediation of any environmental activity or any other losses incurred by the Lender constituting an indemnified expense. The Company is not aware of any present or future losses as of December 31, 2006.

     In December 2005, the Company sold its improved real property for $39,550,000. Under the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease. The gain of approximately $26,051,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,424,000 and $43,000 of this gain for the years ended December 31, 2006 and 2005, respectively. The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the years ended December 31, 2006 and 2005, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000 and $63,000, respectively. SFAS 13, Accounting for Leases guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

     As of December 31, 2006, the future minimum rental payments required by the lease are as follows:

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     YEAR ENDING DECEMBER 31
--------------------------------
    (in thousands of dollars)
   2007                  $ 2,394
   2008                    2,460
   2009                    2,527
   2010                    2,597
   2011                    2,668
Thereafter                27,475
                         -------
Total future minimum
   payments required*    $40,121
                         =======

* Minimum payments have not been reduced by minimum sublease rentals of $121,551 due in the future under non-cancelable subleases.

     The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)

YEAR ENDING DECEMBER 31      2006    2005
-----------------------     ------   ----
Minimum rentals             $2,834    $63
Contingent rentals              --     --
Less: Sublease rentals         (68)    (6)
                            ------    ---
                            $2,766    $57
                            ======    ===

10.  REGULATORY MATTERS

     The Company is required to file financial statements with the Office of the Insurance Commissioner of the State of Washington ("OIC"). These financial statements are prepared in accordance with accounting practices prescribed or permitted by the OIC. "Prescribed" statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future. These statutory accounting practices differ from accounting principles generally accepted in the United States of America, which have been used to prepare the accompanying financial statements. The State of Washington requires insurance companies domiciled in the State of Washington to prepare statutory basis financial statements in accordance with the NAIC, Accounting Practices and Procedures ("NAIC SAP").

     The OIC has adopted certain prescribed accounting practices which differ from those found in the NAIC SAP. Specifically, the requirement to non-admit investments in foreign countries with certain sovereign debt ratings as stated in the Revised Code of Washington ("RCW') 48.13.180. The NAIC SAP does not specifically address the accounting for these types of investments.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     As of December 31, 2006 and 2005, the Company non-admitted approximately $5,071,000 and $23,463,000, respectively, of its foreign investments as a result of the prescribed practice. The book value of foreign investments as of December 31, 2006 and 2005 were approximately $390,954,000 and $386,786,000, respectively.

     The Company has adopted a permitted practice which differs from those found in the RCW as of December 31, 2005. Specifically, the requirement to non-admit real property in excess of limitations as stated in the RCW
     48.13.170. With explicit permission of the Commissioner of Insurance of the OIC, the Company held real estate as admitted assets beyond the stated limitations. The book value of the real estate as of December 31, 2006 and 2005 were approximately $3,673,000 and $3,781,000, respectively.

     Statutory stockholder's equity was approximately $668,552,000 and $624,233,000 as of December 31, 2006 and 2005, respectively, and statutory net income was approximately $142,199,000, $175,287,000 and $164,164,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

     Statutory unassigned surplus of approximately $658,752,000 and $614,434,000 included in retained earnings at December 31, 2006 and 2005, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2006 and 2005 is designated as stockholder's surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

     The NAIC requires life insurance companies to calculate a risk-based capital ("RBC") ratio. This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company's ratios exceed regulatory requirements at December 31, 2006 and 2005. These ratios are not a required part of the financial statements, and therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

     The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) the statutory net gain from operations from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an "extraordinary dividend" and requires advance approval from the OIC. The maximum dividend payout that could be made without prior approval is approximately $126,434,000 in 2007. Dividends are determined by the Board of Directors.

     The Company paid $100,000,000, $610,500,000 and $117,600,000 in dividends in 2006, 2005, and 2004, respectively.

     In 2005, an extraordinary dividend payment of $610,500,000 was made by the Company. The extraordinary dividend payment was approved by the OIC on September 8, 2005. The extraordinary dividend payment consisted of a cash payment and a transfer of the Company's investments in two certificates of contribution and one surplus note of the P&C Group. The cash payment of the

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     extraordinary dividend was $120,000,000. The book value of the two certificates of contribution and surplus note of the P&C Group was $490,500,000 as of the date of transfer.

     The Company is required to deposit securities with state regulatory authorities. The fair value of these deposited securities was approximately $4,135,000 and $4,252,000 as of December 31, 2006 and 2005, respectively.

11.  REINSURANCE

     The Company has assumed and ceded business under both yearly renewable-term contracts and coinsurance contracts. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The policy benefit liabilities and unpaid claims amounts attributable to such business are stated as other receivables on the balance sheets, and totaled approximately $327,864,000 and $257,423,000 at December 31, 2006 and 2005,
     respectively.

     The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Life commissions are reported net of expense reimbursements related to reinsured business.

     The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for certain universal life policies and $1,500,000 per life for all traditional policies except certain term life products. The excess risk is reinsured with unaffiliated reinsurers.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk arising from similar characteristics of its reinsurers.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     Amounts included in the statements of income with respect to reinsurance assumed and ceded for the years ended December 31, 2006, 2005, and 2004 are as follows:

                                       REINSURANCE   REINSURANCE
(in thousands of dollars)    DIRECT      ASSUMED        CEDED         NET
                            --------   -----------   -----------   --------
2006
Premiums                    $368,055     $25,989      $(191,980)   $202,064
Death and other benefits     243,033      25,038        (62,604)    205,467
Life commissions, net         23,970         288        (73,309)    (49,051)

2005
Premiums                     339,789      21,727       (161,996)    199,520
Death and other benefits     233,277      21,649        (55,464)    199,462
Life commissions, net         23,100         246        (60,649)    (37,303)

2004
Premiums                     307,029      18,718       (143,328)    182,419
Death and other benefits     214,252      18,355        (40,303)    192,304
Life commissions, net         22,281         268        (51,776)    (29,227)

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

12.  MINIMUM GUARANTEES

     The Company's variable annuity product offers various guaranteed minimum death and income benefits.

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                               GUARANTEED      GUARANTEED
                                                MINIMUM          MINIMUM
(in thousands of dollars)                    DEATH BENEFIT   INCOME BENEFIT   TOTALS
                                             -------------   --------------   ------
Balances at December 31, 2004                   $  484           $ 571        $1,055
Incurred guarantee benefits                        436             271           707
Paid guarantee benefits                           (165)             --          (165)
                                                ------           -----        ------
Balances at December 31, 2005                   $  755           $ 842        $1,597
                                                ======           =====        ======
Weighted-average attained age of annuitant          56              50
Balances at December 31, 2005                   $  755           $ 842        $1,597
Incurred guarantee benefits                        271            (428)         (157)
Paid guarantee benefits                            118              --           118
                                                ------           -----        ------
Balances at December 31, 2006                   $1,144           $ 414        $1,558
                                                ======           =====        ======
Weighted-average attained age of annuitant          58              54

     The guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") liabilities equal the product of the 'benefit ratio' and the accumulated value of the contract charges earned to date, including accrued interest, less any excess contract benefit payments not covered by the policyholder account values. The benefit ratio equals the ratio of (1) the accumulated value of actual excess benefit payments plus the present value of expected future excess benefit payments, to (2) the accumulated value of all actual contract charges plus the present value of expected future contract charges. The GMDB and GMIB liabilities are recorded in future policy benefits on the Company's balance sheet. Changes in the GMDB and GMIB liability are recorded in the increase in liability for future life benefits line item on the Company's statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to expense on the Company's statement of income, if actual experience or other evidence suggests that earlier assumptions should be revised.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     The GMDB and GMIB liabilities as of December 31, 2006 and 2005 were determined from a set of 10,000 randomly generated projections, where the expected market and bond returns varied by scenario. The projected market return for each projection year in each scenario was determined by randomly selecting an actual annual market return from the period between February 26, 1972 and December 31, 2006. The projected bond returns for each projection year and scenario were set to 4.31% and 4.15% in 2006 and 2005, respectively, in the first projection year for all scenarios. For future years they were determined to be either the same as that for the prior projection year, 15% higher than that amount, or 15% lower. The excess of the bond returns over the credited rate on fixed funds was assumed to be a maximum of 1.75%, but restricted by the minimum 3% guaranteed credited rate.

     The following assumptions consist of significant projection assumptions that did not vary by scenario:

     -    Annuitant mortality was from the 1994 GMDB ALB tables.

     - Surrender rates varied from 3% in the early years up to a maximum rate of 15% in policy year 8, when the initial surrender charge expires, with an ultimate rate of 8%.

     - The expense-load and surrender-charge assumptions were consistent with the policy provisions.

     - The discount rate assumed was 3.25%, the average rate currently credited on fixed funds.

     The Company did not have any net amount at risk related to its GMDB and GMIB benefit features offered with its variable annuity contracts as of December 31, 2006 and 2005. The GMDB feature provides a death benefit feature equal to the greater of account value or gross premiums. There were no individual gross premiums greater than account value as of December 31, 2006 and 2005. The GMIB benefit feature does not provide any benefits if annuitization occurs during the first 10 policy years. The Company initially issued its variable annuity product in 2000.

     Invested in equity securities in the variable separate accounts at December 31, 2006 are approximately $92,185,000 of account balances of contracts with GMDB, approximately $27,894,000 of account balances of contracts with GMIB, and approximately $19,726,000 of account balances of contracts with both GMDB and GMIB.

     Invested in equity securities in the variable separate accounts at December 31, 2005 are approximately $71,066,000 of account balances of contracts with GMDB, approximately $28,112,000 of account balances of contracts with GMIB, and approximately $20,052,000 of account balances of contracts with both GMDB and GMIB.

13.  EMPLOYEES' RETIREMENT PLANS

     FGI sponsors a qualified, noncontributory defined benefit pension plan covering substantially all employees who have reached age 21 and rendered 1 year of service participation in the plan. The benefits are based on years of service and the employee's compensation during the last 5 years of employment. FGI's funding policy is to make sufficient contributions to the pension plan to fully provide for employees' benefits at the time of retirement.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI.

     The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contribution based on characteristics of the population of plan participants. For 2006, 2005 and 2004, respectively, pension costs (credits) of approximately $3,060,000, $2,925,000 and $2,774,000 were allocated to the Company. Pension plan liabilities are only recorded by FGI.

14.  EMPLOYEES' PROFIT SHARING PLANS

     FGI and its subsidiaries have 2 profit sharing plans providing for cash payments to all eligible employees. The 2 plans, Cash Profit Sharing Plan and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI and its subsidiaries' consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met. The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees' salaries or wages paid or accrued.

     The Company's share of expense under these plans was approximately $6,605,000, $5,884,000, and $5,384,000, in 2006, 2005, and 2004,
     respectively.

15.  EQUITY-INDEXED ANNUITIES

     The Company sells an equity-indexed annuity product. At the end of its 7 year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), subject to a guaranteed annual minimum return.

     To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge. As of December 31, 2006 and 2005, the Company had call options with contract values of approximately $61,239,000 and $86,597,000, respectively, and carrying values of approximately $4,408,000 and $2,481,000, respectively.

     The cash requirement of the S&P 500 call options consist of the initial premium paid to purchase the call options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash flow will then be remitted to the annuitant based on the respective participation rate. The S&P 500 call options are generally expected to be held for a 7 year term, but can be sold at any time.

     In 2006, the Company had 17,919 S&P 500 call option contracts that expired upon reaching their 7 year term. The expired S&P 500 call options were acquired in February 1999 through January 2000, with contract values of $26,540,000 and carrying values of $0 at the date of expiration. The Company received no expiration proceeds, resulting in no realized gains or losses on expiration.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     In 2005, the Company had 24,976 S&P 500 call option contracts that expired upon reaching their 7 year term. The expired S&P 500 call options were acquired in February 1998 through January 1999, with contract values of $27,034,000 and carrying values of approximately $317,000 at the date of expiration. The Company received approximately $268,000 in expiration proceeds, resulting in approximately $49,000 realized loss on expiration.

     In 2004, the Company had 15,766 S&P 500 call option contracts that expired upon reaching their 7 year term. The expired S&P 500 call options were acquired in May 1997 through January 1998, with contract values of approximately $14,555,000 and carrying values of approximately $1,177,000 at the date of expiration. The Company received approximately $1,225,000 in expiration proceeds, resulting in approximately $48,000 realized gain on expiration.

     There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

16.  RELATED PARTIES

     The Company entered into a modified coinsurance agreement ("Agreement") on December 1, 2003 with an affiliate, KI. KI is an Illinois domiciled stock life insurance company, ultimately owned by ZFS. Initially, the Company transferred to KI all existing Non-Qualified Individual Flexible Payment Deferred ("NQ-FPDA") and Non-Qualified Individual Single Premium Deferred ("NQ-SPDA") annuities, totaling approximately 36% of the Company's annuity business in-force as of December 1, 2003. In exchange, the Company received an initial commission of $36,500,000. No portion of the assets constituting the consideration has been transferred to KI. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be transferred to KI under the Agreement. The Company has a management and service agreement with KI to provide services reasonably necessary pursuant to the Agreement. As of December 31, 2006 and 2005, the Company had receivables from KI of approximately $768,232,000 and $796,776,000, respectively, related to the Agreement. As of December 31, 2006 and 2005, the Company had payables to KI of approximately $738,522,000 and $776,443,000, respectively, related to the Agreement.

     As a result of the Agreement, the Company established an unearned revenue reserve. This balance consisted of the deferral of the initial ceding commission and other front-end fees related to the ceded block of business. This amount is accreted in relation to the present value of expected gross profits on the ceded block of business. Such accretion is in direct proportion to the amortization of deferred policy acquisition costs for a given policy form and is recorded as other income in the statements of income. As of December 31, 2006 and 2005, the unearned revenue reserve balance was approximately $49,212,000 and $47,749,000, respectively. The Company accreted approximately $479,000 and ($4,644,000) into income for the years ended December 31, 2006 and 2005, respectively.

     The Agreement contains an embedded derivative asset/(liability) of approximately $25,727,000 and $16,808,000 as of December 31, 2006 and 2005,
     respectively. The changes in fair value of this embedded derivative are recorded as other income/(loss) in the Company's statements of income, which resulted in income of approximately $8,918,000 and $21,443,000 for the years ended December 31, 2006 and 2005, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

     The Agreement does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities transferred; therefore, a credit exposure exists to the extent that KI does not meet its obligations under the Agreement. Failure of KI to honor its obligation could result in losses to the Company.

     Since the underlying contracts in the Agreement are fixed annuity contracts, the Agreement does not transfer significant insurance risk under generally accepted accounting principles and is accounted for on a deposit method of accounting.

     FGI has agreements with the Company to provide sales and marketing services, as well as human resource, information technology, real estate, tax and payroll, investments, purchasing, warehousing, corporate legal, internal audit and communication services. Fees charged to the Company by FGI for sales and marketing services were approximately $31,342,000, $29,379,000, and $27,494,000 for the years ended December 31, 2006, 2005 and 2004, respectively. These fees are accounted for as deferred policy acquisition costs except for advertising expenses, which are expensed as incurred, of approximately $1,864,000, $2,118,000, and $2,272,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2004, the Company transitioned its information technology services to FGI, which resulted in information technology service charges of approximately $14,581,000, $12,527,000 and $11,417,000 for the years ended
     December 31, 2006, 2005 and 2004, respectively.

17. SURPLUS NOTE, CERTIFICATES OF CONTRIBUTION AND NOTES RECEIVABLE OF THE P&C GROUP

     From time-to-time, the Company has purchased surplus notes or certificates of contribution of the P&C Group in order to supplement the policyholders' surplus of the P&C Group.

     Conditions governing repayment of the amounts are outlined in the surplus note and certificates of contribution. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level and then only after approval is granted by the issuer's governing Board and the appropriate state insurance regulatory department.

     As of December 31, 2006, the Company held no investments in surplus notes or certificates of contribution from the P&C Group (Note 10). Information regarding the surplus note and certificates of contribution from the P&C Group as of December 31, 2004, which the Company paid as part of the dividend to FGI in 2005 (Note 10), are as follows:

                                                                    INTEREST
(in thousands of dollars)       2004      MATURITY DATE     TERM      RATE
                              --------   --------------   -------   --------
Surplus note                  $ 87,500    December 2013   10 year     6.15%
Certificate of contribution    107,000   September 2006    5 year     6.00%
Certificate of contribution    296,000      August 2014   10 year     6.15%
                              --------
                              $490,500
                              ========

     Interest received from the surplus note, certificates of contribution, and promissory notes totaled approximately $0, $29,412,000 and $33,611,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

18.  SUBSEQUENT EVENTS

     On January 2, 2007, the Company and sole shareholder of Leschi Life Assurance Company ("Leschi") initially contributed $250,000 in cash in exchange for 250,000 shares of $1 par value common stock in Leschi, a special purpose financial captive organized and incorporated under the laws of the State of South Carolina as defined under South Carolina Code of Laws
     Section 38-90-420(19). In addition, the Company contributed $44,750,000 in cash for paid-in capital and contributed surplus. Leschi was organized for the purpose of providing reinsurance for business issued by the Company.

     The Company is authorized and agrees to provide customary administrative services on behalf of Leschi.

     The incorporation of Leschi, a subsidiary of the Company, did not have a material effect on the Company's financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2006

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
INDEX
DECEMBER 31, 2006

                                                                         PAGE(S)
                                                                         -------
Report of Independent Registered Public Accounting Firm...............        1

FINANCIAL STATEMENTS
Statement of Assets and Liabilities...................................      2-9
Statement of Operations...............................................    10-17
Statements of Changes in Net Assets...................................    18-30
Notes to Financial Statements.........................................    31-49

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Farmers New World Life Insurance Company and the
Policyholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the related statement of operations, statements of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the "Account") (comprised of the Social Small Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Developing Leaders and Quality Bond Portfolios of the Dreyfus Variable Investment Fund - Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares; the Equity 500 Index VIP of the DWS Investments VIT Funds - Class B Shares; the Bond, the Global Opportunities, the Growth and Income, and the International VIPs of the DWS Variable Series I - Class A Shares; the Dreman High Return Equity, the Government & Agency Securities, the High Income, the Money Market, and the Small Cap Growth VIPs of the DWS Variable Series II - Class A Shares; the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products Funds VIP - Service Class Shares; the Developing Markets Securities, the Global Asset Allocation, the Small - Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust - Class 2 Shares; the Capital Growth, the Mid Cap Value, and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust; the Balanced Portfolio - Service Shares, the Forty Portfolio - Institutional Shares, and the Mid Cap Growth Portfolio - Service Shares of the Janus Aspen Series; the Foreign Bond (U.S. Dollar Hedged) and the Low Duration Portfolios of the PIMCO Variable Insurance Trust - Administrative Class Shares; the Equity Income, the Growth & Income, the Growth, the International Growth, the Mid Cap Stock, the Small Cap Growth, and the West Coast Equity Funds of the WM Variable Trust - Equity Funds - Class 2 Shares; the Income, the Money Market, the Short Term Income, and the U.S. Government Securities Funds of the WM Variable Trust - Fixed-Income Funds - Class 2 Shares; and the Balanced, the Conservative Balanced, the Conservative Growth, the Flexible Income, and the Strategic Growth Portfolios of the WM Variable Trust - Strategic Asset Management Portfolios - Class 2 Shares) at December 31, 2006, the results of each of their operations for the period ended, the changes in each of their net assets for each of the two periods then ended, and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
Seattle, Washington
April 6, 2007

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                 CALVERT                               DREYFUS
                                VARIABLE                               SOCIALLY            DWS
                                 SERIES,      DREYFUS VARIABLE       RESPONSIBLE       INVESTMENTS          DWS VARIABLE
                                  INC.         INVESTMENT FUND    GROWTH FUND, INC.   VIT FUNDS (3)         SERIES I (5)
                                ---------  ---------------------  -----------------   -------------  -------------------------
                                  SOCIAL                               SOCIALLY
                                SMALL CAP  DEVELOPING   QUALITY      RESPONSIBLE       EQUITY 500                  GLOBAL
                                  GROWTH     LEADERS      BOND          GROWTH           INDEX          BOND    OPPORTUNITIES
                                PORTFOLIO   PORTFOLIO  PORTFOLIO         FUND            VIP (4)      VIP (6)      VIP (7)
                                ---------  ----------  ---------  -----------------  -------------  ----------  -------------
ASSETS
   Investments, at fair value    $71,833   $2,239,278   $853,225       $55,051          $899,076    $1,604,527    $3,442,775
   Dividends receivable               --           --         --            --                --            --            --
                                 -------   ----------   --------       -------          --------    ----------    ----------
      TOTAL ASSETS                71,833    2,239,278    853,225        55,051           899,076     1,604,527     3,442,775

LIABILITIES
   Payable to Farmers New
      World Life Insurance
      Company                         50        1,582        605            39               493         1,120         2,432
                                  ------    ---------    -------        ------           -------     ---------     ---------
      TOTAL LIABILITIES               50        1,582        605            39               493         1,120         2,432
      NET ASSETS                 $71,783   $2,237,696   $852,620       $55,012          $898,583    $1,603,407    $3,440,343
                                 =======   ==========   ========       =======          ========    ==========    ==========
Accumulation units outstanding     6,361      187,520     70,659         6,394            56,846       115,552       200,036
                                 =======   ==========   ========       =======          ========    ==========    ==========
Shares owned in each portfolio     4,671       53,881     76,249         1,951            60,099       228,240       189,789
                                 =======   ==========   ========       =======          ========    ==========    ==========
Market value per share           $ 15.38   $    41.56   $  11.19       $ 28.22          $  14.96    $     7.03    $    18.14
                                 =======   ==========   ========       =======          ========    ==========    ==========
Cost of investments              $67,119   $1,965,793   $864,353       $44,705          $758,396    $1,573,600    $1,999,766
                                 =======   ==========   ========       =======          ========    ==========    ==========
Contracts with Total Expenses
   of 0.70% (1)
      Net assets                 $    --   $       --   $     --       $    --          $898,583    $       --    $       --
      Accumulation units
         outstanding                  --           --         --            --            56,846            --            --
      Unit value of
         accumulation units      $    --   $       --   $     --       $    --          $  15.81    $       --    $       --
Contracts with Total Expenses
   of 0.90% (2)
      Net assets                 $71,783   $2,237,696   $852,620       $55,012          $     --    $1,603,407    $3,440,343
      Accumulation units
         outstanding               6,361      187,520     70,659         6,394                --       115,552       200,036
      Unit value of
         accumulation units      $ 11.29   $    11.93   $  12.07       $  8.60          $     --    $    13.88    $    17.20

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2006

                                        DWS VARIABLE
                                  SERIES I (5), CONTINUED                   DWS VARIABLE SERIES II (10)
                                ---------------------------  --------------------------------------------------------
                                   GROWTH                       DREMAN    GOVERNMENT
                                     AND                     HIGH RETURN   & AGENCY      HIGH       MONEY   SMALL CAP
                                   INCOME     INTERNATIONAL     EQUITY    SECURITIES    INCOME     MARKET     GROWTH
                                   VIP (8)       VIP (9)       VIP (11)     VIP (12)   VIP (13)   VIP (14)   VIP (15)
                                ------------  -------------  -----------  ----------  ----------  --------  ---------
ASSETS
   Investments, at fair value    $2,487,089     $6,044,831   $13,200,552  $1,230,262  $1,726,704  $315,204   $296,099
                                 ----------     ----------   -----------  ----------  ----------  --------   --------
   Dividends receivable                  --             --            --          --          --       683         --
      TOTAL ASSETS                2,487,089      6,044,831    13,200,552   1,230,262   1,726,704   315,887    296,099
                                 ----------     ----------   -----------  ----------  ----------  --------   --------
LIABILITIES
   Payable to Farmers New
      World Life Insurance
      Company                         1,760          4,256         9,288         871       1,218       266        210
                                 ----------     ----------   -----------  ----------  ----------  --------   --------
      TOTAL LIABILITIES               1,760          4,256         9,288         871       1,218       266        210
      NET ASSETS                 $2,485,329     $6,040,575   $13,191,264  $1,229,391  $1,725,486  $315,621   $295,889
                                 ==========     ==========   ===========  ==========  ==========  ========   ========
Accumulation units outstanding      242,391        656,497       641,132      90,722     121,280    27,738     61,033
                                 ==========     ==========   ===========  ==========  ==========  ========   ========
Shares owned in each portfolio      227,339        450,435       878,865     100,184     206,051   315,204     20,867
                                 ==========     ==========   ===========  ==========  ==========  ========   ========
Market value per share           $    10.94     $    13.42   $     15.02  $    12.28  $     8.38  $   1.00   $  14.19
                                 ==========     ==========   ===========  ==========  ==========  ========   ========
Cost of investments              $1,899,407     $3,768,440   $ 9,863,808  $1,220,496  $1,628,432  $315,204   $230,814
                                 ==========     ==========   ===========  ==========  ==========  ========   ========
Contracts with Total Expenses
   of 0.70% (1)
      Net assets                 $       --     $       --   $    51,638  $       --  $       --  $     --   $     --
      Accumulation units
         outstanding                     --             --         4,016          --          --        --         --
      Unit value of
         accumulation units      $       --     $       --   $     12.86  $       --  $       --  $     --   $     --
Contracts with Total Expenses
   of 0.90% (2)
      Net assets                 $2,485,329     $6,040,575   $13,139,626  $1,229,391  $1,725,486  $315,621   $295,889
      Accumulation units
         outstanding                242,391        656,497       637,116      90,722     121,280    27,738     61,033
      Unit value of
         accumulation units      $    10.25     $     9.20   $     20.62  $    13.55  $    14.23  $  11.38   $   4.85

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2006

                                         FIDELITY VARIABLE                    FRANKLIN TEMPLETON VARIABLE
                                   INSURANCE PRODUCTS FUNDS VIP                 INSURANCE PRODUCTS TRUST
                                ----------------------------------  -----------------------------------------------
                                                                    DEVELOPING    GLOBAL    SMALL - MID   SMALL CAP
                                                                      MARKETS      ASSET     CAP GROWTH     VALUE
                                  GROWTH     INDEX 500    MID CAP   SECURITIES  ALLOCATION   SECURITIES  SECURITIES
                                 PORTFOLIO   PORTFOLIO   PORTFOLIO     FUND        FUND         FUND        FUND
                                ----------  ----------  ----------  ----------  ----------  -----------  ----------
ASSETS
   Investments, at fair value   $6,411,780  $6,196,081  $2,407,449  $1,229,495  $298,147     $1,479,942   $321,273
   Dividends receivable                 --          --          --          --        --             --         --
                                ----------  ----------  ----------  ----------  --------     ----------   --------
      TOTAL ASSETS               6,411,780   6,196,081   2,407,449   1,229,495   298,147      1,479,942    321,273
LIABILITIES
   Payable to Farmers New
      World Life Insurance
      Company                        4,511       4,368       1,700         860       206          1,035        202
                                ----------  ----------  ----------  ----------  --------     ----------   --------
      TOTAL LIABILITIES              4,511       4,368       1,700         860       206          1,035        202
      NET ASSETS                $6,407,269  $6,191,713  $2,405,749  $1,228,635  $297,941     $1,478,907   $321,071
                                ==========  ==========  ==========  ==========  ========     ==========   ========
Accumulation units outstanding     699,847     527,897     117,119      65,209    18,464        132,150     24,295
                                ==========  ==========  ==========  ==========  ========     ==========   ========
Shares owned in each portfolio     179,501      38,514      69,600      89,158    13,708         66,875     17,098
                                ==========  ==========  ==========  ==========  ========     ==========   ========
Market value per share          $    35.72  $   160.88  $    34.59  $    13.79  $  21.75     $    22.13   $  18.79
                                ==========  ==========  ==========  ==========  ========     ==========   ========
Cost of investments             $5,381,864  $4,891,369  $1,826,774  $  885,602  $265,664     $1,135,300   $303,673
                                ==========  ==========  ==========  ==========  ========     ==========   ========
Contracts with Total Expenses
   of 0.70% (1)
      Net assets                $   58,785  $       --  $       --  $       --  $     --     $       --   $102,455
      Accumulation units
         outstanding                 4,930          --          --          --        --             --      7,735
      Unit value of
         accumulation units     $    11.92  $       --  $       --  $       --  $     --     $       --   $  13.25
Contracts with Total Expenses
   of 0.90% (2)
      Net assets                $6,348,484  $6,191,713  $2,405,749  $1,228,635  $297,941     $1,478,907   $218,616
      Accumulation units
         outstanding               694,917     527,897     117,119      65,209    18,464        132,150     16,560
      Unit value of
         accumulation units     $     9.14  $    11.73  $    20.54  $    18.84  $  16.14     $    11.19   $  13.20

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2006

                                                                                                              PIMCO
                                                                                                            VARIABLE
                                           GOLDMAN SACHS                                                    INSURANCE
                                     VARIABLE INSURANCE TRUST                JANUS ASPEN SERIES               TRUST
                                ----------------------------------  ------------------------------------  ------------
                                                                                                MID CAP      FOREIGN
                                                        STRUCTURED   BALANCED       FORTY        GROWTH       BOND
                                  CAPITAL     MID CAP    SMALL CAP  PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                  GROWTH       VALUE      EQUITY     (SERVICE  (INSTITUTIONAL   (SERVICE  (U.S. DOLLAR
                                   FUND        FUND      FUND (16)   SHARES)       SHARES)      SHARES)      HEDGED)
                                ----------  ----------  ----------  ---------  --------------  ---------  ------------
ASSETS
   Investments, at fair value   $5,612,435  $4,826,782   $202,075    $490,543    $9,343,926   $1,259,411   $1,679,668
   Dividends receivable                 --          --         --          --            --           --           --
                                ----------  ----------   --------    --------    ----------   ----------   ----------
      TOTAL ASSETS               5,612,435   4,826,782    202,075     490,543     9,343,926    1,259,411    1,679,668
LIABILITIES
   Payable to Farmers New
      World Life Insurance
      Company                        3,959       3,406        135         343         6,618          886        1,183
                                ----------  ----------   --------    --------    ----------   ----------   ----------
      TOTAL LIABILITIES              3,959       3,406        135         343         6,618          886        1,183
      NET ASSETS                $5,608,476  $4,823,376   $201,940    $490,200    $9,337,308   $1,258,525   $1,678,485
                                ==========  ==========   ========    ========    ==========   ==========   ==========
Accumulation units outstanding     572,365     236,470     12,757      38,724     1,235,760      113,777      124,075
                                ==========  ==========   ========    ========    ==========   ==========   ==========
Shares owned in each portfolio     484,666     299,986     13,994      17,015       309,812       39,124      166,304
                                ==========  ==========   ========    ========    ==========   ==========   ==========
Market value per share          $    11.58  $    16.09   $  14.44    $  28.83    $    30.16   $    32.19   $    10.10
                                ==========  ==========   ========    ========    ==========   ==========   ==========
Cost of investments             $4,657,847  $4,178,546   $191,898    $414,824    $6,633,894   $  813,792   $1,685,131
                                ==========  ==========   ========    ========    ==========   ==========   ==========
Contracts with Total Expenses
   of 0.70% (1)
      Net assets                $       --  $   90,919   $ 41,395    $     --    $       --   $   66,390   $       --
      Accumulation units
         outstanding                    --       6,885      3,253          --            --        4,910           --
      Unit value of
         accumulation units     $       --  $    13.21   $  12.72    $     --    $       --   $    13.52   $       --
Contracts with Total Expenses
   of 0.90% (2)
      Net assets                $5,608,476  $4,732,457   $160,545    $490,200    $9,337,308   $1,192,135   $1,678,485
      Accumulation units
         outstanding               572,365     229,585      9,504      38,724     1,235,760      108,867      124,075
      Unit value of
         accumulation units     $     9.80  $    20.61   $  16.89    $  12.66    $     7.56   $    10.95   $    13.53

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2006

                                   PIMCO
                                 VARIABLE
                                 INSURANCE
                                   TRUST,
                                 CONTINUED                     WM VARIABLE TRUST - EQUITY FUNDS
                                ----------  ---------------------------------------------------------------------
                                    LOW       EQUITY    GROWTH &            INTERNATIONAL    MID CAP    SMALL CAP
                                 DURATION     INCOME     INCOME    GROWTH       GROWTH        STOCK      GROWTH
                                 PORTFOLIO     FUND       FUND      FUND         FUND         FUND        FUND
                                ----------  ----------  --------  --------  -------------  ----------  ----------
ASSETS
   Investments, at fair value   $1,951,147  $2,686,336  $126,211  $133,311    $  355,077   $1,937,425  $1,121,032
   Dividends receivable                 --          --        --        --            --           --          --
                                ----------  ----------  --------  --------    ----------   ----------  ----------
      TOTAL ASSETS               1,951,147   2,686,336   126,211   133,311       355,077    1,937,425   1,121,032
LIABILITIES
   Payable to Farmers New
      World Life Insurance
      Company                        1,375       1,708        69        73           198        1,336         782
                                ----------  ----------  --------  --------    ----------   ----------  ----------
      TOTAL LIABILITIES              1,375       1,708        69        73           198        1,336         782
      NET ASSETS                $1,949,772  $2,684,628  $126,142  $133,238    $  354,879   $1,936,089  $1,120,250
                                ==========  ==========  ========  ========    ==========   ==========  ==========
Accumulation units outstanding     154,317     151,669     8,492     9,241        16,736      110,720     118,874
                                ==========  ==========  ========  ========    ==========   ==========  ==========
Shares owned in each portfolio     193,951     139,622     6,205     9,213        20,383      110,081     109,905
                                ==========  ==========  ========  ========    ==========   ==========  ==========
Market value per share          $    10.06  $    19.24  $  20.34  $  14.47    $    17.42   $    17.60  $    10.20
                                ==========  ==========  ========  ========    ==========   ==========  ==========
Cost of investments             $1,968,759  $2,328,053  $113,022  $120,528    $  291,483   $1,628,263  $  869,262
                                ==========  ==========  ========  ========    ==========   ==========  ==========
Contracts with Total Expenses
   of 0.70% (1)
      Net assets                $       --  $  962,055  $126,142  $133,238    $  354,879   $  196,553  $   90,214
      Accumulation units
         outstanding                    --      51,201     8,492     9,241        16,736       10,574       5,226
      Unit value of
         accumulation units     $       --  $    18.79  $  14.86  $  14.42    $    21.20   $    18.59  $    17.26
Contracts with Total Expenses
   of 0.90% (2)
      Net assets                $1,949,772  $1,722,573  $     --  $     --    $       --   $1,739,536  $1,030,036
      Accumulation units
         outstanding               154,317     100,468        --        --            --      100,146     113,648
      Unit value of
         accumulation units     $    12.63  $    17.15  $     --  $     --    $       --   $    17.37  $     9.06

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2006

                                 WM VARIABLE
                                   TRUST -                                                       WM VARIABLE TRUST -
                                EQUITY FUNDS,                                                      STRATEGIC ASSET
                                  CONTINUED        WM VARIABLE TRUST - FIXED-INCOME FUNDS       MANAGEMENT PORTFOLIOS
                                -------------  ---------------------------------------------  ------------------------
                                  WEST COAST             MONEY   SHORT TERM  U.S. GOVERNMENT              CONSERVATIVE
                                    EQUITY      INCOME   MARKET    INCOME       SECURITIES     BALANCED     BALANCED
                                     FUND        FUND     FUND      FUND           FUND        PORTFOLIO    PORTFOLIO
                                -------------  -------  -------  ----------  ---------------  ----------  ------------
ASSETS
   Investments, at fair value      $829,934    $55,400  $82,836    $4,124         $8,399      $4,954,904    $655,991
   Dividends receivable                  --         --       --        --             --              --          --
                                   --------    -------  -------    ------         ------      ----------    --------
      TOTAL ASSETS                  829,934     55,400   82,836     4,124          8,399       4,954,904     655,991
LIABILITIES
   Payable to Farmers New
      World Life Insurance
      Company                           497         31       26         2              5           3,322         422
                                   --------    -------  -------    ------         ------      ----------    --------
      TOTAL LIABILITIES                 497         31       26         2              5           3,322         422
      NET ASSETS                   $829,437    $55,369  $82,810    $4,122         $8,394      $4,951,582    $655,569
                                   ========    =======  =======    ======         ======      ==========    ========
Accumulation units outstanding       50,527      4,835    7,908       383            776         327,099      47,571
                                   ========    =======  =======    ======         ======      ==========    ========
Shares owned in each portfolio       34,711      5,281   82,836     1,643            808         275,732      51,898
                                   ========    =======  =======    ======         ======      ==========    ========
Market value per share             $  23.91    $ 10.49  $  1.00    $ 2.51         $10.40      $    17.97    $  12.64
                                   ========    =======  =======    ======         ======      ==========    ========
Cost of investments                $733,339    $55,285  $82,836    $4,143         $8,376      $4,344,702    $590,499
                                   ========    =======  =======    ======         ======      ==========    ========
Contracts with Total Expenses
   of 0.70% (1)
      Net assets                   $595,107    $55,369  $82,810    $4,122         $8,394      $1,040,971    $233,033
      Accumulation units
         outstanding                 32,351      4,835    7,908       383            776          70,572      17,392
      Unit value of
         accumulation units        $  18.40    $ 11.45  $ 10.47    $10.75         $10.82      $    14.75    $  13.40
Contracts with Total Expenses
   of 0.90% (2)
      Net assets                   $234,330    $    --  $    --    $   --         $   --      $3,910,611    $422,536
      Accumulation units
         outstanding                 18,176         --       --        --             --         256,527      30,179
      Unit value of
         accumulation units        $  12.89    $    --  $    --    $   --         $   --      $    15.24    $  14.00

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2006

                                 WM VARIABLE TRUST - STRATEGIC ASSET
                                   MANAGEMENT PORTFOLIOS, CONTINUED
                                -------------------------------------
                                CONSERVATIVE   FLEXIBLE    STRATEGIC
                                   GROWTH       INCOME      GROWTH
                                  PORTFOLIO   PORTFOLIO    PORTFOLIO
                                ------------  ---------  ------------
ASSETS
   Investments, at fair value    $12,088,819   $251,361   $17,224,942
   Dividends receivable                   --         --            --
                                 -----------   --------   -----------
      TOTAL ASSETS                12,088,819    251,361    17,224,942
LIABILITIES
   Payable to Farmers New
      World Life Insurance
      Company                          8,200        167        11,564
                                 -----------   --------   -----------
      TOTAL LIABILITIES                8,200        167        11,564
      NET ASSETS                 $12,080,619   $251,194   $17,213,378
                                 ===========   ========   ===========
Accumulation units outstanding       738,839     19,523     1,002,856
                                 ===========   ========   ===========
Shares owned in each portfolio       618,038     17,553       785,093
                                 ===========   ========   ===========
Market value per share           $     19.56   $  14.32   $     21.94
                                 ===========   ========   ===========
Cost of investments              $10,336,701   $238,575   $14,349,890
                                 ===========   ========   ===========
Contracts with Total Expenses
   of 0.70% (1)
      Net assets                 $ 1,716,052   $ 72,138   $ 3,110,239
      Accumulation units
         outstanding                 106,974      5,816       182,823
      Unit value of
         accumulation units      $     16.04   $  12.40   $     17.01
Contracts with Total Expenses
   of 0.90% (2)
      Net assets                 $10,364,567   $179,056   $14,103,139
      Accumulation units
         outstanding                 631,865     13,707       820,033
      Unit value of
         accumulation units      $     16.40   $  13.06   $     17.20

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2006

(1)  Offered in Life Accumulator product (Note 1)

(2)  Offered in Variable Universal Life product (Note 1)

(3)  Formerly named Scudder Investments VIT Funds

(4)  Formerly named Scudder VIT Equity 500 Index Fund

(5)  Formerly named Scudder Variable Series I

(6)  Formerly named Scudder Bond Portfolio

(7)  Formerly named Scudder Global Discovery Portfolio

(8)  Formerly named Scudder Growth and Income Portfolio

(9)  Formerly named Scudder International Portfolio

(10) Formerly named Scudder Variable Series II

(11) Formerly named SVS Dreman High Return Equity Portfolio

(12) Formerly named Scudder Government & Agency Securities Portfolio

(13) Formerly named Scudder High Income Portfolio

(14) Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006

(15) Formerly named Scudder Small Cap Growth Portfolio

(16) Formerly named Goldman Sachs CORE Small Cap Equity Fund

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                     DREYFUS
                                 CALVERT                            SOCIALLY        DWS
                                 VARIABLE                          RESPONSIBLE  INVESTMENTS
                                 SERIES,      DREYFUS VARIABLE    GROWTH FUND,   VIT FUNDS         DWS VARIABLE
                                   INC.       INVESTMENT FUND          INC.         (1)            SERIES I (3)
                                ---------  ---------------------  ------------  -----------  ------------------------
                                  SOCIAL                            SOCIALLY
                                SMALL CAP  DEVELOPING   QUALITY   RESPONSIBLE    EQUITY 500                 GLOBAL
                                  GROWTH     LEADERS      BOND       GROWTH        INDEX        BOND    OPPORTUNITIES
                                PORTFOLIO   PORTFOLIO  PORTFOLIO      FUND        VIP (2)     VIP (4)      VIP (5)
                                ---------  ----------  ---------  ------------  -----------  ---------  -------------
Investment income:
   Dividends and capital gain
      distributions             $     --   $ 157,136   $ 34,086     $    --      $   6,116   $  50,222   $   27,068
                                --------   ---------   --------     -------      ---------   ---------   ----------
      Total investment income         --     157,136     34,086          --          6,116      50,222       27,068
                                --------   ---------   --------     -------      ---------   ---------   ----------
Expenses:
   Mortality and expense risk        605      17,627      7,014         407          5,013      12,017       25,562
                                --------   ---------   --------     -------      ---------   ---------   ----------
      Total expenses                 605      17,627      7,014         407          5,013      12,017       25,562
                                --------   ---------   --------     -------      ---------   ---------   ----------
      Net investment income
         (loss)                     (605)    139,509     27,072        (407)         1,103      38,205        1,506
                                --------   ---------   --------     -------      ---------   ---------   ----------
Realized gains (losses) on
   investments:
   Proceeds from sales            12,062      49,197     41,150       8,763        147,942      95,245      103,479
   Cost of investments sold      (13,241)    (53,950)   (44,048)     (8,657)      (148,557)   (101,729)    (106,338)
                                --------   ---------   --------     -------      ---------   ---------   ----------
      Net realized gain (loss)
         from investment
         transactions             (1,179)     (4,753)    (2,898)        106           (615)     (6,484)      (2,859)
                                --------   ---------   --------     -------      ---------   ---------   ----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period             3,933     346,470    (11,300)      6,100         38,655      11,057      878,881
   End of period                   4,714     273,485    (11,129)     10,347        140,681      30,928    1,443,010
                                --------   ---------   --------     -------      ---------   ---------   ----------
      Change in net unrealized
         appreciation
         (depreciation) of
         investments                 781     (72,985)       171       4,247        102,026      19,871      564,129
                                --------   ---------   --------     -------      ---------   ---------   ----------
Net increase (decrease) in net
   assets from operations       $ (1,003)  $  61,771   $ 24,345     $ 3,946      $ 102,514   $  51,592   $  562,776
                                ========   =========   ========     =======      =========   =========   ==========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                      DWS VARIABLE
                                 SERIES I (3), CONTINUED                DWS VARIABLE SERIES II (8)
                                ------------------------  ------------------------------------------------------
                                  GROWTH                     DREMAN    GOVERNMENT
                                   AND                    HIGH RETURN   & AGENCY     HIGH      MONEY   SMALL CAP
                                  INCOME   INTERNATIONAL     EQUITY    SECURITIES   INCOME    MARKET     GROWTH
                                 VIP (6)      VIP (7)       VIP (9)      VIP (10)  VIP (11)  VIP (12)   VIP (13)
                                ---------  -------------  -----------  ----------  --------  --------  ---------
Investment income:
   Dividends and capital gain
      distributions             $  21,545    $   91,137   $  708,103   $  45,447   $108,190  $ 13,233  $     --
                                ---------    ----------   ----------   ---------   --------  --------  --------
      Total investment income      21,545        91,137      708,103      45,447    108,190    13,233        --
                                ---------    ----------   ----------   ---------   --------  --------  --------
Expenses:
   Mortality and expense risk      20,246        45,177      100,156      10,537     13,235     2,583     2,432
                                ---------    ----------   ----------   ---------   --------  --------  --------
      Total expenses               20,246        45,177      100,156      10,537     13,235     2,583     2,432
                                ---------    ----------   ----------   ---------   --------  --------  --------
      Net investment income
         (loss)                     1,299        45,960      607,947      34,910     94,955    10,650    (2,432)
                                ---------    ----------   ----------   ---------   --------  --------  --------
Realized gains (losses) on
   investments:
   Proceeds from sales            191,518       196,722      414,323     121,420     35,942    22,104    12,789
   Cost of investments sold      (191,125)     (200,118)    (416,076)   (129,082)   (39,162)  (22,104)  (13,324)
                                ---------    ----------   ----------   ---------   --------  --------  --------
      Net realized gain (loss)
         from investment
         transactions                 393        (3,396)      (1,753)     (7,662)    (3,220)       --      (535)
                                ---------    ----------   ----------   ---------   --------  --------  --------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period            312,531     1,178,761    2,057,361        (440)    52,565        --    50,797
   End of period                  587,682     2,276,392    3,336,745       9,766     98,273        --    65,285
                                ---------    ----------   ----------   ---------   --------  --------  --------
      Change in net unrealized
         appreciation
         (depreciation) of
         investments              275,151     1,097,631    1,279,384      10,206     45,708        --    14,488
                                ---------    ----------   ----------   ---------   --------  --------  --------
Net increase (decrease) in net
   assets from operations       $ 276,843    $1,140,195   $1,885,578   $  37,454   $137,443  $ 10,650  $ 11,521
                                =========    ==========   ==========   =========   ========  ========  ========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                        FIDELITY VARIABLE                    FRANKLIN TEMPLETON VARIABLE
                                   INSURANCE PRODUCTS FUNDS VIP                INSURANCE PRODUCTS TRUST
                                ---------------------------------  -----------------------------------------------
                                                                   DEVELOPING    GLOBAL    SMALL - MID   SMALL CAP
                                                                    MARKETS       ASSET    CAP GROWTH      VALUE
                                  GROWTH     INDEX 500   MID CAP   SECURITIES  ALLOCATION  SECURITIES   SECURITIES
                                 PORTFOLIO   PORTFOLIO  PORTFOLIO     FUND        FUND        FUND         FUND
                                ----------  ----------  ---------  ----------  ----------  -----------  ----------
Investment income:
   Dividends and capital gain
      distributions             $   13,879  $   73,746  $215,442    $  9,130    $ 28,548    $     --     $  5,568
                                ----------  ----------  --------    --------    --------    --------     --------
      Total investment income       13,879      73,746   215,442       9,130      28,548          --        5,568
                                ----------  ----------  --------    --------    --------    --------     --------
Expenses:
   Mortality and expense risk       49,569      45,776    18,271       7,489       1,921      11,564        1,273
                                ----------  ----------  --------    --------    --------    --------     --------
      Total expenses                49,569      45,776    18,271       7,489       1,921      11,564        1,273
                                ----------  ----------  --------    --------    --------    --------     --------
      Net investment income
         (loss)                    (35,690)     27,970   197,171       1,641      26,627     (11,564)       4,295
                                ----------  ----------  --------    --------    --------    --------     --------
Realized gains (losses) on
   investments:
   Proceeds from sales             112,775      96,051    78,824      38,077      15,464      29,611       14,519
   Cost of investments sold       (115,257)    (97,218)  (85,451)    (39,610)    (16,597)    (30,565)     (15,524)
                                ----------  ----------  --------    --------    --------    --------     --------
      Net realized gain (loss)
         from investment
         transactions               (2,482)     (1,167)   (6,627)     (1,533)     (1,133)       (954)      (1,005)
                                ----------  ----------  --------    --------    --------    --------     --------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period             666,204     599,939   556,774     128,621      17,218     234,122          777
   End of period                 1,029,915   1,304,713   580,675     343,893      32,483     344,643       17,600
                                ----------  ----------  --------    --------    --------    --------     --------
      Change in net unrealized
         appreciation
         (depreciation) of
         investments               363,711     704,774    23,901     215,272      15,265     110,521       16,823
                                ----------  ----------  --------    --------    --------    --------     --------
Net increase (decrease) in net
   assets from operations       $  325,539  $  731,577  $214,445    $215,380    $ 40,759    $ 98,003     $ 20,113
                                ==========  ==========  ========    ========    ========    ========     ========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                                                                        PIMCO VARIABLE
                                          GOLDMAN SACHS                    JANUS ASPEN SERIES           INSURANCE TRUST
                                    VARIABLE INSURANCE TRUST      ------------------------------------  ---------------
                                --------------------------------                              MID CAP       FOREIGN
                                                      STRUCTURED   BALANCED       FORTY        GROWTH         BOND
                                 CAPITAL    MID CAP    SMALL CAP  PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                  GROWTH     VALUE      EQUITY    (SERVICE   (INSTITUTIONAL   (SERVICE    (U.S. DOLLAR
                                   FUND       FUND     FUND (14)   SHARES)       SHARES)      SHARES)       HEDGED)
                                ---------  ---------  ----------  ---------  --------------  ---------  ---------------
Investment income:
   Dividends and capital gain
      distributions             $   6,894  $ 523,499   $ 15,127   $  8,463     $   30,653    $     --      $ 68,724
                                ---------  ---------   --------   --------     ----------    --------      --------
      Total investment income       6,894    523,499     15,127      8,463         30,653          --        68,724
                                ---------  ---------   --------   --------     ----------    --------      --------
Expenses:
   Mortality and expense risk      43,012     36,954      1,086      3,671         73,466       9,759        13,071
                                ---------  ---------   --------   --------     ----------    --------      --------
      Total expenses               43,012     36,954      1,086      3,671         73,466       9,759        13,071
                                ---------  ---------   --------   --------     ----------    --------      --------
      Net investment income
         (loss)                   (36,118)   486,545     14,041      4,792        (42,813)     (9,759)       55,653
                                ---------  ---------   --------   --------     ----------    --------      --------
Realized gains (losses) on
   investments:
   Proceeds from sales            100,220    151,846     53,589     61,127        292,200      84,320        41,355
   Cost of investments sold      (102,252)  (156,770)   (53,159)   (61,328)      (300,108)    (83,460)      (42,360)
                                ---------  ---------   --------   --------     ----------    --------      --------
      Net realized gain (loss)
         from investment
         transactions              (2,032)    (4,924)       430       (201)        (7,908)        860        (1,005)
                                ---------  ---------   --------   --------     ----------    --------      --------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period            542,242    528,229      8,807     41,820      1,941,818     301,455        28,065
   End of period                  954,588    648,236     10,177     75,718      2,710,030     445,619        (5,463)
                                ---------  ---------   --------   --------     ----------    --------      --------
      Change in net unrealized
         appreciation
         (depreciation) of
         investments              412,346    120,007      1,370     33,898        768,212     144,164       (33,528)
                                ---------  ---------   --------   --------     ----------    --------      --------
Net increase (decrease) in net
   assets from operations       $ 374,196  $ 601,628   $ 15,841   $ 38,489     $  717,491    $135,265      $ 21,120
                                =========  =========   ========   ========     ==========    ========      ========



   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                 PIMCO VARIABLE
                                INSURANCE TRUST,
                                    CONTINUED                     WM VARIABLE TRUST - EQUITY FUNDS
                                ----------------  ----------------------------------------------------------------
                                       LOW          EQUITY   GROWTH &           INTERNATIONAL   MID CAP   SMALL CAP
                                    DURATION        INCOME    INCOME    GROWTH      GROWTH       STOCK     GROWTH
                                    PORTFOLIO        FUND      FUND      FUND        FUND         FUND      FUND
                                ----------------  ---------  --------  -------  -------------  ---------  --------
Investment income:
   Dividends and capital gain
      distributions                 $ 71,786      $ 118,799  $   955   $    --    $  3,256     $ 184,450  $     --
                                    --------      ---------  -------   -------    --------     ---------  --------
      Total investment income         71,786        118,799      955        --       3,256       184,450        --
                                    --------      ---------  -------   -------    --------     ---------  --------
Expenses:
   Mortality and expense risk         15,166         15,518      609       733       1,687        13,836     8,840
                                    --------      ---------  -------   -------    --------     ---------  --------
      Total expenses                  15,166         15,518      609       733       1,687        13,836     8,840
                                    --------      ---------  -------   -------    --------     ---------  --------
      Net investment income
         (loss)                       56,620        103,281      346      (733)      1,569       170,614    (8,840)
                                    --------      ---------  -------   -------    --------     ---------  --------
Realized gains (losses) on
   investments:
   Proceeds from sales                50,122        114,376    7,495     6,443      39,212       110,462    79,576
   Cost of investments sold          (51,704)      (117,334)  (7,600)   (6,658)    (38,829)     (117,826)  (85,309)
                                    --------      ---------  -------   -------    --------     ---------  --------
      Net realized gain (loss)
         from investment
         transactions                 (1,582)        (2,958)    (105)     (215)        383        (7,364)   (5,733)
                                    --------      ---------  -------   -------    --------     ---------  --------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period               (15,550)       151,970    2,362     6,820      17,963       238,005   181,484
   End of period                     (17,612)       358,284   13,188    12,783      63,593       309,163   251,769
                                    --------      ---------  -------   -------    --------     ---------  --------
      Change in net unrealized
         appreciation
         (depreciation) of
         investments                  (2,062)       206,314   10,826     5,963      45,630        71,158    70,285
                                    --------      ---------  -------   -------    --------     ---------  --------
Net increase (decrease) in net
   assets from operations           $ 52,976      $ 306,637  $11,067   $ 5,015    $ 47,582     $ 234,408  $ 55,712
                                    ========      =========  =======   =======    ========     =========  ========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                  WM VARIABLE
                                    TRUST -                                                      WM VARIABLE TRUST -
                                 EQUITY FUNDS,                                                     STRATEGIC ASSET
                                   CONTINUED       WM VARIABLE TRUST - FIXED-INCOME FUNDS       MANAGEMENT PORTFOLIOS
                                -------------  ---------------------------------------------  ------------------------
                                  WEST COAST             MONEY   SHORT TERM  U.S. GOVERNMENT              CONSERVATIVE
                                    EQUITY      INCOME   MARKET    INCOME       SECURITIES     BALANCED     BALANCED
                                     FUND        FUND     FUND      FUND           FUND        PORTFOLIO    PORTFOLIO
                                -------------  -------  -------  ----------  ---------------  ----------  ------------
Investment income:
   Dividends and capital gain
      distributions                $ 14,893    $ 2,154  $ 1,067     $ 150        $   313       $  74,099    $ 14,234
                                   --------    -------  -------     -----        -------       ---------    --------
      Total investment income        14,893      2,154    1,067       150            313          74,099      14,234
                                   --------    -------  -------     -----        -------       ---------    --------
Expenses:
   Mortality and expense risk         4,686        284      168        26             50          33,513       4,386
                                   --------    -------  -------     -----        -------       ---------    --------
      Total expenses                  4,686        284      168        26             50          33,513       4,386
                                   --------    -------  -------     -----        -------       ---------    --------
      Net investment income
         (loss)                      10,207      1,870      899       124            263          40,586       9,848
                                   --------    -------  -------     -----        -------       ---------    --------
Realized gains (losses) on
   investments:
   Proceeds from sales               86,009      6,513    3,381       614          1,388         227,392      48,124
   Cost of investments sold         (87,361)    (6,877)  (3,381)     (635)        (1,433)       (232,402)    (48,638)
                                   --------    -------  -------     -----        -------       ---------    --------
      Net realized gain (loss)
         from investment
         transactions                (1,352)      (364)      --       (21)           (45)         (5,010)       (514)
                                   --------    -------  -------     -----        -------       ---------    --------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period               39,075       (202)      --       (48)           (28)        266,598      33,417
   End of period                     96,595        115       --       (19)            22         610,202      65,491
                                   --------    -------  -------     -----        -------       ---------    --------
      Change in net unrealized
         appreciation
         (depreciation) of
         investments                 57,520        317       --        29             50         343,604      32,074
                                   --------    -------  -------     -----        -------       ---------    --------
Net increase (decrease) in net
   assets from operations          $ 66,375    $ 1,823  $   899     $ 132        $   268       $ 379,180    $ 41,408
                                   ========    =======  =======     =====        =======       =========    ========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                 WM VARIABLE TRUST - STRATEGIC ASSET
                                   MANAGEMENT PORTFOLIOS, CONTINUED
                                -------------------------------------
                                CONSERVATIVE   FLEXIBLE    STRATEGIC
                                   GROWTH       INCOME      GROWTH
                                  PORTFOLIO   PORTFOLIO    PORTFOLIO
                                ------------  ---------  ------------
Investment income:
   Dividends and capital gain
      distributions              $  126,720   $  8,592    $  117,303
                                 ----------   --------    ----------
      Total investment income       126,720      8,592       117,303
                                 ----------   --------    ----------
Expenses:
   Mortality and expense risk        81,031      1,844       114,801
                                 ----------   --------    ----------
      Total expenses                 81,031      1,844       114,801
                                 ----------   --------    ----------
      Net investment income
         (loss)                      45,689      6,748         2,502
                                 ----------   --------    ----------
Realized gains (losses) on
   investments:
   Proceeds from sales              313,401     53,554       423,472
   Cost of investments sold        (321,969)   (54,866)     (431,787)
                                 ----------   --------    ----------
      Net realized gain (loss)
         from investment
         transactions                (8,568)    (1,312)       (8,315)
                                 ----------   --------    ----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period              737,043      5,831     1,266,343
   End of period                  1,752,117     12,786     2,875,051
                                 ----------   --------    ----------
      Change in net unrealized
         appreciation
         (depreciation) of
         investments              1,015,074      6,955     1,608,708
                                 ----------   --------    ----------
Net increase (decrease) in net
   assets from operations        $1,052,195   $ 12,391    $1,602,895
                                 ==========   ========    ==========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2006

(1)  Formerly named Scudder Investments VIT Funds

(2)  Formerly named Scudder VIT Equity 500 Index Fund

(3)  Formerly named Scudder Variable Series I

(4)  Formerly named Scudder Bond Portfolio

(5)  Formerly named Scudder Global Discovery Portfolio

(6)  Formerly named Scudder Growth and Income Portfolio

(7)  Formerly named Scudder International Portfolio

(8)  Formerly named Scudder Variable Series II

(9)  Formerly named SVS Dreman High Return Equity Portfolio

(10) Formerly named Scudder Government & Agency Securities Portfolio

(11) Formerly named Scudder High Income Portfolio

(12) Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006

(13) Formerly named Scudder Small Cap Growth Portfolio

(14) Formerly named Goldman Sachs CORE Small Cap Equity Fund

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                                                                          DREYFUS
                                 CALVERT VARIABLE                                                  SOCIALLY RESPONSIBLE
                                   SERIES, INC.            DREYFUS VARIABLE INVESTMENT FUND          GROWTH FUND, INC.
                                ------------------  ---------------------------------------------  --------------------
                                 SOCIAL SMALL CAP          DEVELOPING               QUALITY        SOCIALLY RESPONSIBLE
                                 GROWTH PORTFOLIO      LEADERS PORTFOLIO        BOND PORTFOLIO          GROWTH FUND
                                ------------------  -----------------------  --------------------  --------------------
                                  2006      2005        2006        2005        2006       2005       2006     2005
                                --------  --------  -----------  ----------  ---------  ---------   -------  --------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                 $   (605) $   (408) $   139,509  $  (13,510) $  27,072  $  16,515   $  (407) $   (315)
      Net realized gain (loss)
         from investment
         transactions             (1,179)     (385)      (4,753)         64     (2,898)    (1,164)      106       (73)
      Change in net unrealized
         appreciation
         (depreciation) of
         investments                 781    (3,240)     (72,985)     94,894        171     (6,346)    4,247     1,500
                                --------  --------  -----------  ----------  ---------  ---------   -------  --------
      Net increase (decrease)
         in net assets from
         operations               (1,003)   (4,033)      61,771      81,448     24,345      9,005     3,946     1,112
                                --------  --------  -----------  ----------  ---------  ---------   -------  --------
   From contract transactions:
      Payments received from
         contract owners          34,102    33,721      799,088     708,260    278,887    300,696    21,923    17,133
      Transfers for contract
         benefits and
         terminations             (5,769)   (1,872)    (100,582)    (69,679)   (39,076)   (35,443)   (1,089)     (151)
      Contract maintenance
         charges                 (12,573)  (11,084)    (332,189)   (295,590)  (119,001)  (125,521)   (9,759)   (7,048)
      Transfers between
         subaccounts
         (including fixed
         account), net               176     1,199       34,655      16,780    (23,442)    (3,320)   (2,644)    1,343
                                --------  --------  -----------  ----------  ---------  ---------   -------  --------
      Net increase (decrease)
         in net assets from
         contract transactions    15,936    21,964      400,972     359,771     97,368    136,412     8,431    11,277
                                --------  --------  -----------  ----------  ---------  ---------   -------  --------
      Total increase
         (decrease) in net
         assets                   14,933    17,931      462,743     441,219    121,713    145,417    12,377    12,389
Net assets at beginning of
   period                         56,850    38,919    1,774,953   1,333,734    730,907    585,490    42,635    30,246
                                --------  --------  -----------  ----------  ---------  ---------   -------  --------
Net assets at end of period     $ 71,783  $ 56,850  $ 2,237,696  $1,774,953  $ 852,620  $ 730,907   $55,012  $ 42,635
                                ========  ========  ===========  ==========  =========  =========   =======  ========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                      2,398     2,452       38,195      35,115     11,416     13,030     2,092     1,836
   Units redeemed                 (1,069)     (521)      (3,284)     (2,474)    (3,132)    (1,295)   (1,050)     (373)
                                --------  --------  -----------  ----------  ---------  ---------   -------  --------
      Increase (decrease) in
         units outstanding         1,329     1,931       34,911      32,641      8,284     11,735     1,042     1,463
Beginning units                    5,032     3,101      152,609     119,968     62,375     50,640     5,352     3,889
                                --------  --------  -----------  ----------  ---------  ---------   -------  --------
Ending units                       6,361     5,032      187,520     152,609     70,659     62,375     6,394     5,352
                                ========  ========  ===========  ==========  =========  =========   =======  ========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                  DWS INVESTMENTS
                                    VIT FUNDS(1)                            DWS VARIABLE SERIES I(3)
                                -------------------  ----------------------------------------------------------------------
                                     EQUITY 500                                      GLOBAL                GROWTH AND
                                    INDEX VIP(2)           BOND VIP(4)        OPPORTUNITIES VIP(5)        INCOME VIP(6)
                                -------------------  ----------------------  ----------------------  ----------------------
                                  2006       2005       2006        2005        2006        2005        2006        2005
                                ---------  --------  ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                 $   1,103  $  1,644  $   38,205  $   29,351  $    1,506  $   (6,731) $    1,299  $    7,160
      Net realized gain (loss)
         from investment
         transactions                (615)     (830)     (6,484)       (858)     (2,859)      3,408         393      (3,734)
      Change in net unrealized
         appreciation
         (depreciation) of
          investments             102,026    17,456      19,871     (13,761)    564,129     338,677     275,151     101,496
                                ---------  --------  ----------  ----------  ----------  ----------  ----------  ----------
      Net increase (decrease)
         in net assets from
         operations               102,514    18,270      51,592      14,732     562,776     335,354     276,843     104,922
                                ---------  --------  ----------  ----------  ----------  ----------  ----------  ----------
   From contract transactions:
      Payments received from
         contract owners          451,826   338,401     754,585     548,672   1,130,386     932,567     532,086     572,721
      Transfers for contract
         benefits and
         terminations             (49,358)  (17,689)    (60,156)    (67,637)   (157,431)    (90,448)   (113,468)    (70,776)
      Contract maintenance
         charges                 (136,300)  (99,693)   (317,673)   (223,821)   (520,660)   (420,903)   (256,580)   (260,823)
      Transfers between
         subaccounts
         (including fixed
         account), net            (45,139)   60,192      97,101      47,238     (15,028)       (655)   (117,951)    (41,556)
                                ---------  --------  ----------  ----------  ----------  ----------  ----------  ----------
      Net increase (decrease)
         in net assets from
         contract transactions    221,029   281,211     473,857     304,452     437,267     420,561      44,087     199,566
                                ---------  --------  ----------  ----------  ----------  ----------  ----------  ----------
      Total increase
         (decrease) in net
         assets                   323,543   299,481     525,449     319,184   1,000,043     755,915     320,930     304,488
Net assets at beginning of
   period                         575,040   275,559   1,077,958     758,774   2,440,300   1,684,385   2,164,399   1,859,911
                                ---------  --------  ----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of period     $ 898,583  $575,040  $1,603,407  $1,077,958  $3,440,343  $2,440,300  $2,485,329  $2,164,399
                                =========  ========  ==========  ==========  ==========  ==========  ==========  ==========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                      25,111    23,783      41,604      25,598      33,869      35,489      23,069      31,410
   Units redeemed                  (9,898)   (2,837)     (6,676)     (2,685)     (5,507)     (2,617)    (18,400)     (8,434)
                                ---------  --------  ----------  ----------  ----------  ----------  ----------  ----------
      Increase (decrease) in
         units outstanding         15,213    20,946      34,928      22,913      28,362      32,872       4,669      22,976
Beginning units                    41,633    20,687      80,624      57,711     171,674     138,802     237,722     214,746
                                ---------  --------  ----------  ----------  ----------  ----------  ----------  ----------
Ending units                       56,846    41,633     115,552      80,624     200,036     171,674     242,391     237,722
                                =========  ========  ==========  ==========  ==========  ==========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                     DWS VARIABLE
                                     SERIES I (3),                               DWS VARIABLE SERIES II (8)
                                       CONTINUED        ------------------------------------------------------------------------
                                ----------------------     DREMAN HIGH RETURN       GOVERNMENT & AGENCY
                                 INTERNATIONAL VIP (7)       EQUITY VIP (9)         SECURITIES VIP (10)    HIGH INCOME VIP (11)
                                ----------------------  ------------------------  ----------------------  ----------------------
                                   2006        2005         2006         2005        2006        2005        2006        2005
                                ----------  ----------  -----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                 $   45,960  $   22,428  $   607,947  $    64,225  $   34,910  $   39,073  $   94,955  $   87,960
      Net realized gain (loss)
         from investment
         transactions               (3,396)     (1,258)      (1,753)       5,925      (7,662)     (1,117)     (3,220)     (3,551)
      Change in net unrealized
         appreciation
         (depreciation) of
         investments             1,097,631     525,026    1,279,384      528,494      10,206     (20,066)     45,708     (49,519)
                                ----------  ----------  -----------  -----------  ----------  ----------  ----------  ----------
      Net increase (decrease)
         in net assets from
         operations              1,140,195     546,196    1,885,578      598,644      37,454      17,890     137,443      34,890
                                ----------  ----------  -----------  -----------  ----------  ----------  ----------  ----------
   From contract transactions:
      Payments received from
         contract owners         1,782,649   1,517,807    4,127,837    3,607,538     334,694     366,108     681,892     621,164
      Transfers for contract
         benefits and
         terminations             (257,212)   (159,460)    (594,460)    (381,989)    (86,343)    (50,258)    (71,083)    (67,212)
      Contract maintenance
         charges                  (833,558)   (671,624)  (1,825,831)  (1,575,290)   (150,742)   (162,894)   (298,140)   (261,207)
      Transfers between
         subaccounts
         (including fixed
         account), net             (99,358)    (48,442)    (188,760)     (25,155)    (65,375)     (7,423)     (3,960)      9,942
                                ----------  ----------  -----------  -----------  ----------  ----------  ----------  ----------
      Net increase (decrease)
         in net assets from
         contract transactions     592,521     638,281    1,518,786    1,625,104      32,234     145,533     308,709     302,687
                                ----------  ----------  -----------  -----------  ----------  ----------  ----------  ----------
      Total increase
         (decrease) in net
         assets                  1,732,716   1,184,477    3,404,364    2,223,748      69,688     163,423     446,152     337,577
Net assets at beginning of
   period                        4,307,859   3,123,382    9,786,900    7,563,152   1,159,703     996,280   1,279,334     941,757
                                ----------  ----------  -----------  -----------  ----------  ----------  ----------  ----------
Net assets at end of period     $6,040,575  $4,307,859  $13,191,264  $ 9,786,900  $1,229,391  $1,159,703  $1,725,486  $1,279,334
                                ==========  ==========  ===========  ===========  ==========  ==========  ==========  ==========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                       91,564     106,871      101,446      105,939      11,098      13,508      24,911      26,952
   Units redeemed                  (19,320)    (10,333)     (19,125)      (8,718)     (8,725)     (2,319)     (2,085)     (3,119)
                                ----------  ----------  -----------  -----------  ----------  ----------  ----------  ----------
      Increase (decrease) in
         units outstanding          72,244      96,538       82,321       97,221       2,373      11,189      22,826      23,833
Beginning units                    584,253     487,715      558,811      461,590      88,349      77,160      98,454      74,621
                                ----------  ----------  -----------  -----------  ----------  ----------  ----------  ----------
Ending units                       656,497     584,253      641,132      558,811      90,722      88,349     121,280      98,454
                                ==========  ==========  ===========  ===========  ==========  ==========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                 DWS VARIABLE SERIES II (8), CONTINUED    FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
                                ---------------------------------------  ------------------------------------------------
                                        MONEY             SMALL CAP
                                   MARKET VIP (12)     GROWTH VIP (13)       GROWTH PORTFOLIO       INDEX 500 PORTFOLIO
                                 ------------------  ------------------  -----------------------  -----------------------
                                   2006      2005      2006      2005        2006        2005         2006        2005
                                 --------  --------  --------  --------  -----------  ----------  -----------  ----------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                  $ 10,650  $  4,533  $ (2,432) $ (1,938) $   (35,690) $  (22,534) $    27,970  $   20,206
      Net realized gain (loss)
         from investment
         transactions                  --        --      (535)     (282)      (2,482)     (3,767)      (1,167)     (1,572)
      Change in net unrealized
         appreciation
         (depreciation) of
         investments                   --        --    14,488    16,524      363,711     254,470      704,774     137,851
                                 --------  --------  --------  --------  -----------  ----------  -----------  ----------
      Net increase (decrease)
         in net assets from
         operations                10,650     4,533    11,521    14,304      325,539     228,169      731,577     156,485
                                 --------  --------  --------  --------  -----------  ----------  -----------  ----------
   From contract transactions:
      Payments received from
         contract owners          107,387   105,367    79,754    79,377    2,477,647   2,189,085    2,419,081   2,000,317
      Transfers for contract
         benefits and
         terminations             (10,168)  (15,067)   (5,898)   (9,933)    (293,272)   (183,333)    (262,524)   (162,975)
      Contract maintenance
         charges                  (47,629)  (45,916)  (32,815)  (31,146)  (1,024,713)   (885,602)  (1,008,009)   (812,240)
      Transfers between
         subaccounts
         (including
         fixed account), net       (3,414)  (18,882)   (3,878)     (946)      86,839      48,283       23,448      85,678
                                 --------  --------  --------  --------  -----------  ----------  -----------  ----------
      Net increase (decrease)
         in net assets from
         contract transactions     46,176    25,502    37,163    37,352    1,246,501   1,168,433    1,171,996   1,110,780
                                 --------  --------  --------  --------  -----------  ----------  -----------  ----------
      Total increase
         (decrease) in net
         assets                    56,826    30,035    48,684    51,656    1,572,040   1,396,602    1,903,573   1,267,265
Net assets at beginning of
   period                         258,795   228,760   247,205   195,549    4,835,229   3,438,627    4,288,140   3,020,875
                                 --------  --------  --------  --------  -----------  ----------  -----------  ----------
Net assets at end of period      $315,621  $258,795  $295,889  $247,205  $ 6,407,269  $4,835,229  $ 6,191,713  $4,288,140
                                 ========  ========  ========  ========  ===========  ==========  ===========  ==========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                       6,052     5,571    10,048    10,846      149,251     148,141      115,433     119,787
   Units redeemed                  (1,896)   (3,213)   (2,214)   (2,304)      (9,209)     (5,345)      (6,462)     (7,146)
                                 --------  --------  --------  --------  -----------  ----------  -----------  ----------
      Increase (decrease) in
         units outstanding          4,156     2,358     7,834     8,542      140,042     142,796      108,971     112,641
Beginning units                    23,582    21,224    53,199    44,657      559,805     417,009      418,926     306,285
                                 --------  --------  --------  --------  -----------  ----------  -----------  ----------
Ending units                       27,738    23,582    61,033    53,199      699,847     559,805      527,897     418,926
                                 ========  ========  ========  ========  ===========  ==========  ===========  ==========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                   FIDELITY VARIABLE
                                  INSURANCE PRODUCTS
                                 FUNDS VIP, CONTINUED            FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                ----------------------  ----------------------------------------------------------------------
                                                          DEVELOPING MARKETS      GLOBAL ASSET          SMALL - MID CAP
                                   MID CAP PORTFOLIO       SECURITIES FUND       ALLOCATION FUND   GROWTH SECURITIES FUND (14)
                                ----------------------  ---------------------  ------------------  ---------------------------
                                   2006        2005        2006        2005      2006      2005          2006        2005
                                ----------  ----------  ----------  ---------  --------  --------     ----------  ----------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                 $  197,171  $    6,902  $    1,641  $   1,188  $ 26,627  $  3,581     $  (11,564) $   (8,577)
      Net realized gain
         (loss) from
         investment
         transactions               (6,627)      4,069      (1,533)      (925)   (1,133)   (1,384)          (954)          5
      Change in net unrealized
         appreciation
         (depreciation) of
         investments                23,901     214,235     215,272     87,544    15,265     1,249        110,521      56,092
                                ----------  ----------  ----------  ---------  --------  --------     ----------  ----------
      Net increase (decrease)
         in net assets from
         operations                214,445     225,206     215,380     87,807    40,759     3,446         98,003      47,520
                                ----------  ----------  ----------  ---------  --------  --------     ----------  ----------
   From contract transactions:
      Payments received from
         contract owners           875,046     568,726     580,477    305,708    99,009    67,551        505,159     461,121
      Transfers for contract
         benefits and
         terminations              (90,698)    (73,125)    (45,899)   (11,132)   (4,829)     (897)       (63,277)    (43,298)
      Contract maintenance
         charges                  (356,154)   (250,376)   (252,150)  (127,398)  (40,240)  (23,882)      (208,866)   (189,111)
      Transfers between
         subaccounts
         (including fixed
         account), net             100,637     105,442     206,892     85,844    49,143    21,018         13,250      13,621
                                ----------  ----------  ----------  ---------  --------  --------     ----------  ----------
      Net increase (decrease)
         in net assets from
         contract transactions     528,831     350,667     489,320    253,022   103,083    63,790        246,266     242,333
                                ----------  ----------  ----------  ---------  --------  --------     ----------  ----------
      Total increase
         (decrease) in net
         assets                    743,276     575,873     704,700    340,829   143,842    67,236        344,269     289,853
Net assets at beginning of
   period                        1,662,473   1,086,600     523,935    183,106   154,099    86,863      1,134,638     844,785
                                ----------  ----------  ----------  ---------  --------  --------     ----------  ----------
Net assets at end of period     $2,405,749  $1,662,473  $1,228,635  $ 523,935  $297,941  $154,099     $1,478,907  $1,134,638
                                ==========  ==========  ==========  =========  ========  ========     ==========  ==========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                       30,153      24,909      32,078     21,190     7,962     6,295         24,930      26,348
   Units redeemed                   (3,347)     (3,751)     (2,171)    (1,469)     (961)   (1,464)        (2,000)     (1,582)
                                ----------  ----------  ----------  ---------  --------  --------     ----------  ----------
      Increase (decrease) in
         units outstanding          26,806      21,158      29,907     19,721     7,001     4,831         22,930      24,766
Beginning units                     90,313      69,155      35,302     15,581    11,463     6,632        109,220      84,454
                                ----------  ----------  ----------  ---------  --------  --------     ----------  ----------
Ending units                       117,119      90,313      65,209     35,302    18,464    11,463        132,150     109,220
                                ==========  ==========  ==========  =========  ========  ========     ==========  ==========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                 FRANKLIN TEMPLETON
                                 VARIABLE INSURANCE
                                      PRODUCTS
                                  TRUST, CONTINUED                  GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                -------------------  --------------------------------------------------------------------
                                  SMALL CAP VALUE                                                      STRUCTURED SMALL
                                  SECURITIES FUND      CAPITAL GROWTH FUND     MID CAP VALUE FUND    CAP EQUITY FUND (15)
                                -------------------  ----------------------  ----------------------  --------------------
                                  2006    2005 (17)     2006        2005        2006        2005       2006       2005
                                --------  ---------  ----------  ----------  ----------  ----------  --------  ----------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                 $  4,295   $   (45)  $  (36,118) $  (25,181) $  486,545  $  320,829  $ 14,041   $  6,850
      Net realized gain (loss)
         from investment
         transactions             (1,005)       --       (2,032)     (1,128)     (4,924)      3,172       430       (896)
      Change in net unrealized
         appreciation
         (depreciation) of
         investments              16,823       777      412,346     134,357     120,007      21,143     1,370     (2,447)
                                --------   -------   ----------  ----------  ----------  ----------  --------   --------
      Net increase (decrease)
         in net assets from
         operations               20,113       732      374,196     108,048     601,628     345,144    15,841      3,507
                                --------   -------   ----------  ----------  ----------  ----------  --------   --------
   From contract transactions:
      Payments received from
         contract owners         207,862    11,248    2,183,860   1,910,744   1,652,317   1,322,862   103,773     44,586
      Transfers for contract
         benefits and
         terminations             (5,210)      (37)    (258,323)   (160,763)   (206,322)   (142,110)   (6,871)    (2,296)
      Contract maintenance
         charges                 (74,767)   (4,044)    (909,835)   (779,436)   (722,058)   (586,544)  (34,551)   (15,293)
      Transfers between
         subaccounts
         (including fixed
         account), net           132,986    32,188       30,762      68,724     (79,115)     20,021    38,373    (10,782)
                                --------   -------   ----------  ----------  ----------  ----------  --------   --------
      Net increase (decrease)
         in net assets from
         contract transactions   260,871    39,355    1,046,464   1,039,269     644,822     614,229   100,724     16,215
                                --------   -------   ----------  ----------  ----------  ----------  --------   --------
      Total increase
         (decrease) in net
         assets                  280,984    40,087    1,420,660   1,147,317   1,246,450     959,373   116,565     19,722
Net assets at beginning of
   period                         40,087        --    4,187,816   3,040,499   3,576,926   2,617,553    85,375     65,653
                                --------   -------   ----------  ----------  ----------  ----------  --------   --------
Net assets at end of period     $321,071   $40,087   $5,608,476  $4,187,816  $4,823,376  $3,576,926  $201,940   $ 85,375
                                ========   =======   ==========  ==========  ==========  ==========  ========   ========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                     21,884     3,781      120,521     123,718      42,502      42,173    11,018      2,362
   Units redeemed                 (1,108)     (262)      (7,993)     (4,503)     (6,356)     (5,332)   (3,889)    (1,280)
                                --------   -------   ----------  ----------  ----------  ----------  --------   --------
      Increase (decrease) in
         units outstanding        20,776     3,519      112,528     119,215      36,146      36,841     7,129      1,082
Beginning units                    3,519        --      459,837     340,622     200,324     163,483     5,628      4,546
                                --------   -------   ----------  ----------  ----------  ----------  --------   --------

Ending units                      24,295     3,519      572,365     459,837     236,470     200,324    12,757      5,628
                                ========   =======   ==========  ==========  ==========  ==========  ========   ========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                                                                           PIMCO VARIABLE
                                                          JANUS ASPEN SERIES                               INSURANCE TRUST
                                ---------------------------------------------------------------------  ----------------------
                                                                                      MID CAP                 FOREIGN
                                BALANCED PORTFOLIO       FORTY PORTFOLIO           GROWTH PORTFOLIO        BOND PORTFOLIO
                                 (SERVICE SHARES)   (INSTITUTIONAL SHARES)(16)     (SERVICE SHARES)     (U.S. DOLLAR HEDGED)
                                ------------------  --------------------------  ---------------------  ----------------------
                                  2006      2005        2006          2005         2006        2005       2006        2005
                                --------  --------   -----------  -----------   ----------  ---------  ----------  ----------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                 $  4,792  $  4,072   $   (42,813) $   (44,702)  $   (9,759) $  (7,570) $   55,653  $   25,850
      Net realized gain (loss)
         from investment
         transactions               (201)      120        (7,908)      (3,567)         860      5,251      (1,005)       (239)
      Change in net unrealized
         appreciation
         (depreciation)
         of investments           33,898    18,467       768,212      827,753      144,164     97,606     (33,528)     16,390
                                --------  --------   -----------  -----------   ----------  ---------  ----------  ----------
      Net increase (decrease)
         in net assets from
         operations               38,489    22,659       717,491      779,484      135,265     95,287      21,120      42,001
                                --------  --------   -----------  -----------   ----------  ---------  ----------  ----------
   From contract transactions:
      Payments received from
         contract owners         206,270   169,419     2,673,377    2,437,569      329,292    278,355     757,664     648,037
      Transfers for contract
         benefits and
         terminations            (13,971)  (33,676)     (393,849)    (293,118)     (44,915)   (35,157)    (72,559)    (53,532)
      Contract maintenance
         charges                 (82,095)  (66,430)   (1,208,785)  (1,109,041)    (143,854)  (124,983)   (315,358)   (262,506)
      Transfers between
         subaccounts
         (including fixed
         account), net           (24,145)   10,254      (116,401)    (119,220)      14,004    (50,392)     17,330      47,127
                                --------  --------   -----------  -----------   ----------  ---------  ----------  ----------
      Net increase (decrease)
         in net assets from
         contract transactions    86,059    79,567       954,342      916,190      154,527     67,823     387,077     379,126
                                --------  --------   -----------  -----------   ----------  ---------  ----------  ----------
      Total increase
         (decrease) in net
         assets                  124,548   102,226     1,671,833    1,695,674      289,792    163,110     408,197     421,127
Net assets at beginning of
   period                        365,652   263,426     7,665,475    5,969,801      968,733    805,623   1,270,288     849,161
                                --------  --------   -----------  -----------   ----------  ---------  ----------  ----------
Net assets at end of period     $490,200  $365,652   $ 9,337,308  $ 7,665,475   $1,258,525  $ 968,733  $1,678,485  $1,270,288
                                ========  ========   ===========  ===========   ==========  =========  ==========  ==========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                     12,157    12,311       169,171      165,301       21,177     14,596      31,449      29,831
   Units redeemed                 (5,043)   (5,000)      (32,850)     (23,505)      (6,740)    (6,987)     (2,474)       (980)
                                --------  --------   -----------  -----------   ----------  ---------  ----------  ----------
      Increase (decrease) in
         units outstanding         7,114     7,311       136,321      141,796       14,437      7,609      28,975      28,851
Beginning units                   31,610    24,299     1,099,439      957,643       99,340     91,731      95,100      66,249
                                --------  --------   -----------  -----------   ----------  ---------  ----------  ----------
Ending units                      38,724    31,610     1,235,760    1,099,439      113,777     99,340     124,075      95,100
                                ========  ========   ===========  ===========   ==========  =========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                    PIMCO VARIABLE
                                   INSURANCE TRUST,
                                       CONTINUED                       WM VARIABLE TRUST - EQUITY FUNDS
                                ----------------------  --------------------------------------------------------------
                                        LOW                     EQUITY               GROWTH &
                                  DURATION PORTFOLIO          INCOME FUND           INCOME FUND         GROWTH FUND
                                ----------------------  ----------------------  ------------------  ------------------
                                   2006        2005        2006        2005       2006      2005      2006      2005
                                ----------  ----------  ----------  ----------  --------  --------  --------  --------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                 $   56,620  $   28,828  $  103,281  $    5,199  $    346  $     46  $   (733) $   (215)
      Net realized gain (loss)
         from investment
         transactions               (1,582)       (581)     (2,958)       (182)     (105)      (50)     (215)      (40)
      Change in net unrealized
         appreciation
         (depreciation) of
         investments                (2,062)    (25,871)    206,314      75,166    10,826     1,243     5,963     4,631
                                ----------  ----------  ----------  ----------  --------  --------  --------  --------
      Net increase (decrease)
         in net assets from
         operations                 52,976       2,376     306,637      80,183    11,067     1,239     5,015     4,376
                                ----------  ----------  ----------  ----------  --------  --------  --------  --------
   From contract transactions:
      Payments received from
         contract owners           830,966     689,864   1,344,914     796,797    57,790    35,249    59,262    46,299
      Transfers for contract
         benefits and
         terminations              (84,893)    (69,352)    (59,885)    (24,498)   (3,116)     (429)   (1,276)   (2,118)
      Contract maintenance
         charges                  (348,255)   (281,452)   (455,535)   (264,660)  (19,011)  (11,903)  (20,124)  (13,134)
      Transfers between
         subaccounts
         (including fixed
         account), net              21,635      43,577     265,292     201,222    18,177    17,188     2,671    23,636
                                ----------  ----------  ----------  ----------  --------  --------  --------  --------
      Net increase (decrease)
         in net assets from
         contract transactions     419,453     382,637   1,094,786     708,861    53,840    40,105    40,533    54,683
                                ----------  ----------  ----------  ----------  --------  --------  --------  --------
      Total increase
        (decrease) in net
         assets                    472,429     385,013   1,401,423     789,044    64,907    41,344    45,548    59,059
Net assets at beginning of
   period                        1,477,343   1,092,330   1,283,205     494,161    61,235    19,891    87,690    28,631
                                ----------  ----------  ----------  ----------  --------  --------  --------  --------
Net assets at end of period     $1,949,772  $1,477,343  $2,684,628  $1,283,205  $126,142  $ 61,235  $133,238  $ 87,690
                                ==========  ==========  ==========  ==========  ========  ========  ========  ========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                       36,991      33,941      73,272      53,006     4,437     3,349     3,350     4,379
   Units redeemed                   (3,159)     (2,642)     (6,324)     (4,338)     (516)     (296)     (428)     (257)
                                ----------  ----------  ----------  ----------  --------  --------  --------  --------
      Increase (decrease) in
         units outstanding          33,832      31,299      66,948      48,668     3,921     3,053     2,922     4,122
Beginning units                    120,485      89,186      84,721      36,053     4,571     1,518     6,319     2,197
                                ----------  ----------  ----------  ----------  --------  --------  --------  --------
Ending units                       154,317     120,485     151,669      84,721     8,492     4,571     9,241     6,319
                                ==========  ==========  ==========  ==========  ========  ========  ========  ========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                      WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED
                                --------------------------------------------------------------------------------------
                                   INTERNATIONAL            MID CAP               SMALL CAP             WEST COAST
                                    GROWTH FUND           STOCK FUND             GROWTH FUND           EQUITY FUND
                                ------------------  ----------------------  ---------------------  -------------------
                                  2006       2005      2006        2005        2006        2005       2006      2005
                                --------  --------  ----------  ----------  ----------  ---------  ---------  --------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
        (loss)                  $  1,569  $    313  $  170,614  $   62,608  $   (8,840) $  (6,714) $  10,207  $   (530)
      Net realized gain (loss)
         from investment
         transactions                383      (140)     (7,364)      2,721      (5,733)    (4,349)    (1,352)     (435)
      Change in net unrealized
         appreciation
         (depreciation) of
         investments              45,630    16,281      71,158      63,586      70,285      3,938     57,520    25,170
                                --------  --------  ----------  ----------  ----------  ---------  ---------  --------
      Net increase (decrease)
         in net assets from
         operations               47,582    16,454     234,408     128,915      55,712     (7,125)    66,375    24,205
                                --------  --------  ----------  ----------  ----------  ---------  ---------  --------
   From contract transactions:
      Payments received from
         contract owners         173,768    76,961     745,283     543,197     394,195    381,865    405,626   223,117
      Transfers for contract
         benefits and
         terminations             (4,980)     (495)    (85,562)    (44,222)    (44,645)   (39,781)   (25,500)   (6,084)
      Contract maintenance
         charges                 (55,926)  (25,616)   (297,110)   (214,520)   (155,696)  (154,163)  (145,917)  (84,283)
      Transfers between
         subaccounts
         (including fixed
         account), net            43,603    60,963      31,538      (6,824)    (29,430)    15,271    115,605   123,808
                                --------  --------  ----------  ----------  ----------  ---------  ---------  --------
      Net increase (decrease)
         in net assets from
         contract transactions   156,465   111,813     394,149     277,631     164,424    203,192    349,814   256,558
                                --------  --------  ----------  ----------  ----------  ---------  ---------  --------
      Total increase
         (decrease) in net
         assets                  204,047   128,267     628,557     406,546     220,136    196,067    416,189   280,763
Net assets at beginning of
   period                        150,832    22,565   1,307,532     900,986     900,114    704,047    413,248   132,485
                                --------  --------  ----------  ----------  ----------  ---------  ---------  --------
Net assets at end of period     $354,879  $150,832  $1,936,089  $1,307,532  $1,120,250  $ 900,114  $ 829,437  $413,248
                                ========  ========  ==========  ==========  ==========  =========  =========  ========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                     10,119     7,366      30,303      22,394      24,485     27,544     29,883    19,722
   Units redeemed                 (1,879)     (354)     (6,104)     (2,920)     (7,242)    (4,269)    (5,235)   (2,439)
                                --------  --------  ----------  ----------  ----------  ---------  ---------  --------
      Increase (decrease) in
         units outstanding         8,240     7,012      24,199      19,474      17,243     23,275     24,648    17,283
Beginning units                    8,496     1,484      86,521      67,047     101,631     78,356     25,879     8,596
                                --------  --------  ----------  ----------  ----------  ---------  ---------  --------
Ending units                      16,736     8,496     110,720      86,521     118,874    101,631     50,527    25,879
                                ========  ========  ==========  ==========  ==========  =========  =========  ========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 and 2005

                                                 WM VARIABLE TRUST - FIXED-INCOME FUNDS
                                -----------------------------------------------------------------------
                                                          MONEY          SHORT TERM     U.S. GOVERNMENT
                                    INCOME FUND        MARKET FUND       INCOME FUND    SECURITIES FUND
                                ------------------  -----------------  --------------  ----------------
                                  2006      2005     2006      2005     2006    2005     2006     2005
                                --------  --------  -------  --------  ------  ------  -------  -------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                 $  1,870  $    747  $   899  $     64  $  124  $   93  $   263  $   140
      Net realized gain (loss)
         from investment
         transactions               (364)     (239)      --        --     (21)    (24)     (45)     (32)
      Change in net unrealized
         appreciation
         (depreciation) of
         investments                 317      (251)      --        --      29     (35)      50      (44)
                                --------  --------  -------  --------  ------  ------  -------  -------
      Net increase (decrease)
         in net assets from
         operations                1,823       257      899        64     132      34      268       64
                                --------  --------  -------  --------  ------  ------  -------  -------
   From contract transactions:
      Payments received from
         contract owners          36,512    29,040    1,163    10,082   1,426   1,283    3,150    5,730
      Transfers for contract
         benefits and
         terminations                (31)     (191)      --       (48)     --      --       --     (752)
      Contract maintenance
         charges                 (12,442)  (10,779)  (3,309)   (2,632)   (656)   (697)  (1,166)  (1,363)
      Transfers between
         subaccounts
         (including fixed
         account), net             2,575     2,378   83,757   (14,804)     --     (45)    (370)     323
                                --------  --------  -------  --------  ------  ------  -------  -------
      Net increase (decrease)
         in net assets from
         contract transactions    26,614    20,448   81,611    (7,402)    770     541    1,614    3,938
                                --------  --------  -------  --------  ------  ------  -------  -------
      Total increase
         (decrease) in net
         assets                   28,437    20,705   82,510    (7,338)    902     575    1,882    4,002
Net assets at beginning of
   period                         26,932     6,227      300     7,638   3,220   2,645    6,512    2,510
                                --------  --------  -------  --------  ------  ------  -------  -------
Net assets at end of period     $ 55,369  $ 26,932  $82,810  $    300  $4,122  $3,220  $ 8,394  $ 6,512
                                ========  ========  =======  ========  ======  ======  =======  =======
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                      2,960     2,606    8,193     1,527     130     147      281      504
   Units redeemed                   (568)     (735)    (315)   (2,264)    (57)    (94)    (128)    (124)
                                --------  --------  -------  --------  ------  ------  -------  -------
      Increase (decrease) in
         units outstanding         2,392     1,871    7,878      (737)     73      53      153      380
Beginning units                    2,443       572       30       767     310     257      623      243
                                --------  --------  -------  --------  ------  ------  -------  -------
Ending units                       4,835     2,443    7,908        30     383     310      776      623
                                ========  ========  =======  ========  ======  ======  =======  =======

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 and 2005

                                                 WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                -------------------------------------------------------------------------------------------
                                                             CONSERVATIVE            CONSERVATIVE             FLEXIBLE
                                   BALANCED PORTFOLIO     BALANCED PORTFOLIO       GROWTH PORTFOLIO       INCOME PORTFOLIO
                                -----------------------  --------------------  ------------------------  ------------------
                                    2006        2005        2006       2005        2006         2005       2006      2005
                                -----------  ----------  ---------  ---------  -----------  -----------  --------  --------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
         (loss)                 $    40,586  $   19,061  $   9,848  $   4,703  $    45,689  $     9,815  $  6,748  $  3,988
      Net realized gain (loss)
         from investment
         transactions                (5,010)     (1,032)      (514)      (233)      (8,568)      (1,499)   (1,312)       19
      Change in net unrealized
         appreciation
         (depreciation) of
         investments                343,604     111,717     32,074      9,298    1,015,074      354,307     6,955       224
                                -----------  ----------  ---------  ---------  -----------  -----------  --------  --------
      Net increase (decrease)
         in net assets from
         operations                 379,180     129,746     41,408     13,768    1,052,195      362,623    12,391     4,231
                                -----------  ----------  ---------  ---------  -----------  -----------  --------  --------
   From contract transactions:
      Payments received from
         contract owners          2,810,599   1,972,483    328,023    228,035    6,612,479    4,871,872   109,094    88,169
      Transfers for contract
         benefits and
         terminations              (211,908)   (178,728)   (16,007)   (10,567)    (491,838)    (294,350)   (3,178)  (10,749)
      Contract maintenance
         charges                 (1,148,482)   (802,872)  (141,409)  (103,313)  (2,664,506)  (1,902,966)  (44,677)  (35,214)
      Transfers between
         subaccounts
         (including fixed
         account), net               72,711     258,910     14,852     28,409      420,824      489,705    (2,184)   30,768
                                -----------  ----------  ---------  ---------  -----------  -----------  --------  --------
      Net increase (decrease)
         in net assets from
         contract transactions    1,522,920   1,249,793    185,459    142,564    3,876,959    3,164,261    59,055    72,974
                                -----------  ----------  ---------  ---------  -----------  -----------  --------  --------
      Total increase
         (decrease) in net
         assets                   1,902,100   1,379,539    226,867    156,332    4,929,154    3,526,884    71,446    77,205
Net assets at beginning of
   period                         3,049,482   1,669,943    428,702    272,370    7,151,465    3,624,581   179,748   102,543
                                -----------  ----------  ---------  ---------  -----------  -----------  --------  --------
Net assets at end of period     $ 4,951,582  $3,049,482  $ 655,569  $ 428,702  $12,080,619  $ 7,151,465  $251,194  $179,748
                                ===========  ==========  =========  =========  ===========  ===========  ========  ========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                       121,046     105,410     17,503     14,373      271,563      234,024     9,030    11,506
   Units redeemed                   (14,571)    (11,207)    (3,355)    (2,890)     (18,203)      (8,625)   (4,201)   (5,423)
                                -----------  ----------  ---------  ---------  -----------  -----------  --------  --------
      Increase (decrease) in
         units outstanding          106,475      94,203     14,148     11,483      253,360      225,399     4,829     6,083
Beginning units                     220,624     126,421     33,423     21,940      485,479      260,080    14,694     8,611
                                -----------  ----------  ---------  ---------  -----------  -----------  --------  --------
Ending units                        327,099     220,624     47,571     33,423      738,839      485,479    19,523    14,694
                                ===========  ==========  =========  =========  ===========  ===========  ========  ========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 and 2005

                                   WM VARIABLE TRUST -
                                     STRATEGIC ASSET
                                       MANAGEMENT
                                  PORTFOLIOS, CONTINUED
                                ------------------------
                                        STRATEGIC
                                    GROWTH PORTFOLIO
                                ------------------------
                                    2006         2005
                                -----------  -----------
Increase (decrease) in net
   assets:
   From operations:
      Net investment income
      (loss)                    $     2,502  $   (27,644)
      Net realized gain (loss)
         from investment
         transactions                (8,315)      (3,743)
      Change in net unrealized
         appreciation
         (depreciation) of
         investments              1,608,708      629,166
                                -----------  -----------
      Net increase (decrease)
         in net assets
         from operations          1,602,895      597,779
                                -----------  -----------
   From contract transactions:
      Payments received from
         contract owners          8,578,286    6,478,314
      Transfers for contract
         benefits and
         terminations              (537,027)    (468,745)
      Contract maintenance
         charges                 (3,374,345)  (2,465,843)
      Transfers between
         subaccounts
         (including fixed
         account), net              613,180      890,926
                                -----------  -----------
      Net increase (decrease)
         in net assets from
         contract transactions    5,280,094    4,434,652
                                -----------  -----------
      Total increase
         (decrease) in net
         assets                   6,882,989    5,032,431
Net assets at beginning of
   period                        10,330,389    5,297,958
                                -----------  -----------
Net assets at end of period     $17,213,378  $10,330,389
                                ===========  ===========
Analysis of increase
   (decrease) in units
   outstanding:
   Units sold                       353,386      329,692
   Units redeemed                   (23,458)     (24,345)
                                -----------  -----------
      Increase (decrease) in
         units outstanding          329,928      305,347
Beginning units                     672,928      367,581
                                -----------  -----------
Ending units                      1,002,856      672,928
                                ===========  ===========

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2006 and 2005

(1)  Formerly named Scudder Investments VIT Funds

(2)  Formerly named Scudder VIT Equity 500 Index Fund

(3)  Formerly named Scudder Variable Series I

(4)  Formerly named Scudder Bond Portfolio

(5)  Formerly named Scudder Global Discovery Portfolio

(6)  Formerly named Scudder Growth and Income Portfolio

(7)  Formerly named Scudder International Portfolio

(8)  Formerly named Scudder Variable Series II

(9)  Formerly named SVS Dreman High Return Equity Portfolio

(10) Formerly named Scudder Government & Agency Securities Portfolio

(11) Formerly named Scudder High Income Portfolio

(12) Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006

(13) Formerly named Scudder Small Cap Growth Portfolio

(14) Formerly named Franklin Small Cap Fund

(15) Formerly named Goldman Sachs CORE Small Cap Equity Fund

(16) Formerly named Janus Aspen Capital Appreciation Portfolio

(17) For the period beginning May 2, 2005 and ending December 31, 2005 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS

1.   THE COMPANY

     The Farmers Variable Life Separate Account A (the "Account"), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the "Company") during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries and a reinsurance company, Farmers Reinsurance Company.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the Variable Universal Life and Life Accumulator policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

     The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested at the direction of the policyholders in the subaccounts that comprise the Account. The Account is currently comprised of forty-five subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the "Funds").

     The Variable Universal Life portfolio includes:

     CALVERT VARIABLE SERIES, INC.
          Social Small Cap Growth Portfolio

     DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES
          Developing Leaders Portfolio
          Quality Bond Portfolio

     DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES
          Socially Responsible Growth Fund

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   THE COMPANY (CONTINUED)

     DWS VARIABLE SERIES I - CLASS A SHARES
          Bond VIP
          Global Opportunities VIP
          Growth and Income VIP
          International VIP

     DWS VARIABLE SERIES II - CLASS A SHARES
          Dreman High Return Equity VIP
          Government & Agency Securities VIP
          High Income VIP
          Money Market VIP (3)
          Small Cap Growth VIP

     FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP - SERVICE CLASS SHARES
          Growth Portfolio
          Index 500 Portfolio
          Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
          Developing Markets Securities Fund
          Global Asset Allocation Fund
          Small - Mid Cap Growth Securities Fund
          Small Cap Value Securities Fund (1)

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
          Capital Growth Fund
          Mid Cap Value Fund (2)
          Structured Small Cap Equity Fund

     JANUS ASPEN SERIES
          Balanced Portfolio (Service Shares)
          Forty Portfolio (Institutional Shares)
          Mid Cap Growth Portfolio (Service Shares)

     PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES
          Foreign Bond Portfolio (U.S. Dollar Hedged)
          Low Duration Portfolio

     WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES
          Equity Income Fund
          Mid Cap Stock Fund
          Small Cap Growth Fund
          West Coast Equity Fund (1)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   THE COMPANY (CONTINUED)

     WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES
          Balanced Portfolio
          Conservative Balanced Portfolio
          Conservative Growth Portfolio
          Flexible Income Portfolio
          Strategic Growth Portfolio

     The Life Accumulator portfolio includes:

     DWS INVESTMENTS VIT FUNDS - CLASS B SHARES
          Equity 500 Index VIP

     DWS VARIABLE SERIES II - CLASS A SHARES
          Dreman High Return Equity VIP (1)

     FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP - SERVICE CLASS SHARES
          Growth Portfolio (1)

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
          Small Cap Value Securities Fund (1)

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
          Mid Cap Value Fund (1) (2)
          Structured Small Cap Equity Fund (1)

     JANUS ASPEN SERIES
          Mid Cap Growth Portfolio (Service Shares) (1)

     WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES
          Equity Income Fund
          Growth & Income Fund
          Growth Fund
          International Growth Fund
          Mid Cap Stock Fund
          Small Cap Growth Fund
          West Coast Equity Fund

     WM VARIABLE TRUST - FIXED-INCOME FUNDS - CLASS 2 SHARES
          Income Fund
          Money Market Fund
          Short Term Income Fund
          U.S. Government Securities Fund

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   THE COMPANY (CONTINUED)

     WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES
          Balanced Portfolio
          Conservative Balanced Portfolio
          Conservative Growth Portfolio
          Flexible Income Portfolio
          Strategic Growth Portfolio

(1)  Additional investment option available to policyholders as of May 2, 2005.

(2) Investment closed to new policyholders as of May 13, 2005. Effective May 1, 2006, only policyholders who held shares as of May 13, 2005 are permitted to make additional purchases and to reinvest dividends and capital gains into their accounts.

(3) Investment closed out of DWS Variable Series I and merged into DWS Variable Series II effective November 3, 2006.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account ("Fixed Account"), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.   SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS AND ACCUMULATION UNIT VALUES

     Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2006. Accumulation unit values are computed daily based on total net assets of the Account.

     REALIZED GAINS AND LOSSES

     Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

     PAYABLE TO FARMERS NEW WORLD LIFE INSURANCE COMPANY

     Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for asset-based charges.

     FEDERAL INCOME TAX

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.   EXPENSES

                          FEES AND CHARGES                             VARIABLE UNIVERSAL LIFE             LIFE ACCUMULATOR
                          ----------------                            -------------------------   ----------------------------------
EXPENSES
   MORTALITY AND EXPENSE RISK CHARGE
   Basic charges are assessed through reduction of unit values.                0.90%                         0.25% - 0.70%

CONTRACT CHARGES
   PREMIUM CHARGE
   Charge is deducted upon payment of each premium.                             3.50%                            4.25%

   PARTIAL WITHDRAWAL CHARGE
   Charge is deducted upon cash withdrawal.                             2.0% not to exceed $25          2.0% not to exceed $ 25

   SURRENDER CHARGE
   Charges are deducted upon full surrender                                                            $0 - $51.68 per $1,000 of
                                                                                                              face amount
   Deferred Sales Charge Component                                      $0 - $75 per $1,000 of
                                                                             face amount
   Administrative Component                                           $0 - $17.50 per $1,000 of
                                                                             face  amount

   INCREASE IN PRINCIPAL SUM CHARGE
   Charge is deducted upon increase in principal sum.                  $1.50 per $1,000, not to                   NA
                                                                             exceed $300
   TRANSFER CHARGE
   This charge is assessed through the redemption of units.                    $0 - $25                        $0 - $25

   ADDITIONAL ANNUAL REPORT FEE
   This charge is assessed through the redemption of units.                       $5                              $5

   MONTHLY ADMINISTRATIVE CHARGE
   This charge is assessed monthly through the redemption of units,             $5 - $8                        $7 - $10
   on the issue date and on each monthly due date.

   COST OF INSURANCE
   This charge is assessed monthly through the redemption of units,   $0.06 - $83.07 per $1,000        $0.03 - $83.33 per $1,000
   on the issue date and on each monthly due date.                        of benefit amount                of benefit amount

   MONTHLY SPECIAL PREMIUM CLASS CHARGE
   This charge is assessed monthly through the redemption of units,   Up to four times the Cost      Up to four times the Cost of
   on the issue date and on each monthly due date.                     of Insurance Charge. The      Insurance Charge. The Special
                                                                        Special Premium Class        Premium Class Charge for most
                                                                       Charge for most policies             policies is $0.
                                                                                is $0.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3.   EXPENSES (CONTINUED)

                          FEES AND CHARGES                             VARIABLE UNIVERSAL LIFE             LIFE ACCUMULATOR
                          ----------------                            -------------------------   ----------------------------------
CONTRACT CHARGES, CONTINUED
   FLAT EXTRA MONTHLY CHARGE
   This charge is assessed monthly through the redemption of units,   $0 - $1,000 per $1,000 of        $0 - $1,000 per $1,000 of
   on the issue date and on each monthly due date.                          benefit amount                  benefit amount

   MONTHLY UNDERWRITING AND SALES CHARGE
   This charge is assessed monthly through the redemption of units,              NA                   $0.24 - $0.88 per $1,000 of
   on the issue date and on each monthly due date during the first                                          benefit amount
   five years and within five years after any increase in principal sum.

   LOAN INTEREST SPREAD
   Assessed at the end of each policy year, at which point interest       1.5% - 5.0% of the       0.25% of the policy loan balance
   is added to the outstanding loan balance and a smaller amount of      policy loan balance
   interest is credited to the policy's fixed account.

   ACCIDENTAL DEATH BENEFIT RIDER
   This charge is assessed monthly through the redemption of units,    $0.04 - $0.38 per $1,000                   NA
   on the issue date and on each monthly due date.                          of rider amount

   MONTHLY DISABILITY BENEFIT RIDER
   This charge is assessed monthly through the redemption of units,      $4 - $40 per $100 of        $4 - $40 per $100 of monthly
   on the issue date and on each monthly due date.                         monthly benefit                      benefit

   CHILDREN'S TERM RIDER
   This charge is assessed monthly through the redemption of units,       $0.78 - $0.87 per                       NA
   on the issue date and on each monthly due date.                      $1,000 of rider amount

   ADDITIONAL INSURED TERM RIDER
   This charge is assessed monthly through the redemption of units,       $0.09 - $4.35 per                       NA
   on the issue date and on each monthly due date.                      $1,000 of rider amount

   ACCELERATED DEATH BENEFIT RIDER
   This charge is deducted upon benefit payment.                        Charge per $1,000 of                      NA
                                                                         the amount of death
                                                                         benefit accelerated
                                                                          plus the actuarial
                                                                                discount




     PORTFOLIO OPERATING EXPENSES

     The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly by the policyholders, which currently ranges up to 2%.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2006 consist of the following:

                                                                              PURCHASES     SALES
                                                                             ----------   ---------
CALVERT VARIABLE SERIES, INC.
   Social Small Cap Growth Portfolio                                         $   27,402   $  12,062

DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES
   Developing Leaders Portfolio                                                 589,959      49,197
   Quality Bond Portfolio                                                       165,658      41,150

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES
   Socially Responsible Growth Fund                                              16,796       8,763

DWS INVESTMENTS VIT FUNDS - CLASS B SHARES
   Equity 500 Index VIP                                                         370,250     147,942

DWS VARIABLE SERIES I - CLASS A SHARES
   Bond VIP                                                                     607,647      95,245
   Global Opportunities VIP                                                     542,903     103,479
   Growth and Income VIP                                                        237,072     191,518
   International VIP                                                            836,313     196,722

DWS VARIABLE SERIES II - CLASS A SHARES
   Dreman High Return Equity VIP                                              2,543,185     414,323
   Government & Agency Securities VIP                                           188,585     121,420
   High Income VIP                                                              439,888      35,942
   Money Market VIP                                                              78,374      22,104
   Small Cap Growth VIP                                                          47,548      12,789

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP - SERVICE CLASS SHARES
   Growth Portfolio                                                           1,324,562     112,775
   Index 500 Portfolio                                                        1,297,249      96,051
   Mid Cap Portfolio                                                            805,315      78,824

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
   Developing Markets Securities Fund                                           529,519      38,077
   Global Asset Allocation Fund                                                 145,268      15,464
   Small - Mid Cap Growth Securities Fund                                       264,518      29,611
   Small Cap Value Securities Fund                                              279,866      14,519

GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Capital Growth Fund                                                        1,111,460     100,220
   Mid Cap Value Fund                                                         1,283,755     151,846
   Structured Small Cap Equity Fund                                             168,421      53,589

JANUS ASPEN SERIES
   Balanced Portfolio (Service Shares)                                          152,052      61,127
   Forty Portfolio (Institutional Shares)                                     1,204,720     292,200
   Mid Cap Growth Portfolio (Service Shares)                                    229,261      84,320

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES
   Foreign Bond Portfolio (U.S. Dollar Hedged)                                  484,411      41,355
   Low Duration Portfolio                                                       526,514      50,122

WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES
   Equity Income Fund                                                         1,313,302     114,376
   Growth & Income Fund                                                          61,715       7,495
   Growth Fund                                                                   46,268       6,443
   International Growth Fund                                                    197,362      39,212
   Mid Cap Stock Fund                                                           675,626     110,462
   Small Cap Growth Fund                                                        235,291      79,576
   West Coast Equity Fund                                                       446,291      86,009

WM VARIABLE TRUST - FIXED-INCOME FUNDS - CLASS 2 SHARES
   Income Fund                                                                   35,013       6,513
   Money Market Fund                                                             85,917       3,381
   Short Term Income Fund                                                         1,508         614
   U.S. Government Securities Fund                                                3,266       1,388

WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES
   Balanced Portfolio                                                         1,792,138     227,392
   Conservative Balanced Portfolio                                              243,563      48,124
   Conservative Growth Portfolio                                              4,239,264     313,401
   Flexible Income Portfolio                                                    119,397      53,554
   Strategic Growth Portfolio                                                 5,710,419     423,472

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   FINANCIAL HIGHLIGHTS

     The Company sells variable universal life products, which have unique combinations of features and fees that are charges against the policyholder's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

     The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

                                                       AT DECEMBER 31                   FOR THE PERIOD ENDED DECEMBER 31
                                           -------------------------------------  ---------------------------------------------
                                                                                                 EXPENSE
                                                                                  INVESTMENT     RATIO **
                                                                                    INCOME      LOWEST TO     TOTAL RETURN ***
                                            UNITS    UNIT FAIR VALUE  NET ASSETS    RATIO *      HIGHEST      LOWEST TO HIGHEST
                                           -------  ----------------  ----------  ----------  -------------  ------------------
CALVERT VARIABLE SERIES, INC:
   Social Small Cap Growth Portfolio
         2006                                6,361  $11.29 to $11.29  $   71,783     0.00%    0.88% to 0.88%  (0.11)% to  (0.11)%
         2005                                5,032   11.30 to  11.30      56,850     0.00%    0.88% to 0.88%  (9.97)% to  (9.97)%
         2004                                3,101   12.55 to  12.55      38,919     0.00%    0.87% to 0.87%   9.47%  to   9.47%
         2003                                1,705   11.46 to  11.46      19,551     1.77%    0.87% to 0.87%  38.33%  to  38.33%
         2002                                  946    8.29 to   8.29       7,843     2.32%    0.87% to 0.87% (23.24)% to (23.24)%

DREYFUS VARIABLE INVESTMENT FUND -
   SERVICE CLASS SHARES:
   Developing Leaders Portfolio (4)
         2006                              187,520   11.93 to  11.93   2,237,696     0.15%    0.88% to 0.88%   2.60%  to   2.60%
         2005                              152,609   11.63 to  11.63   1,774,953     0.00%    0.88% to 0.88%   4.62%  to   4.62%
         2004                              119,968   11.12 to  11.12   1,333,734     0.00%    0.88% to 0.88%  10.05%  to  10.05%
         2003                               89,794   10.10 to  10.10     907,093     0.00%    0.87% to 0.87%  30.18%  to  30.18%
         2002                               51,115    7.76 to   7.76     396,650     0.01%    0.85% to 0.85% (20.03)% to (20.03)%

   Quality Bond Portfolio
         2006                               70,659   12.07 to  12.07     852,620     4.31%    0.89% to 0.89%   2.98%  to   2.98%
         2005                               62,375   11.72 to  11.72     730,907     3.37%    0.89% to 0.89%   1.35%  to   1.35%
         2004                               50,640   11.56 to  11.56     585,490     3.91%    0.89% to 0.89%   2.13%  to   2.13%
         2003                               35,224   11.32 to  11.32     398,763     3.71%    0.87% to 0.87%   3.85%  to   3.85%
         2002                               18,773   10.90 to  10.90     204,653     4.76%    0.86% to 0.86%   6.51%  to   6.51%

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND,
   INC. - SERVICE CLASS SHARES:
   Socially Responsible Growth Fund
         2006                                6,394    8.60 to   8.60      55,012     0.00%    0.88% to 0.88%   7.99%  to   7.99%
         2005                                5,352    7.97 to   7.97      42,635     0.00%    0.89% to 0.89%   2.43%  to   2.43%
         2004                                3,889    7.78 to   7.78      30,246     0.18%    0.89% to 0.89%   4.99%  to   4.99%
         2003                                2,883    7.41 to   7.41      21,359     0.01%    0.87% to 0.87%  24.63%  to  24.63%
         2002                                1,759    5.94 to   5.94      10,457     0.02%    0.86% to 0.86% (29.77)% to (29.77)%

DWS INVESTMENTS VIT FUNDS (5) -
   CLASS B SHARES:
   Equity 500 Index VIP (6)
         2006                               56,846   15.81 to  15.81     898,583     0.83%    0.68% to 0.68%  14.44%  to  14.44%
         2005                               41,633   13.81 to  13.81     575,040     1.08%    0.67% to 0.67%   3.69%  to   3.69%
         2004                               20,687   13.32 to  13.32     275,559     0.56%    0.66% to 0.66%   9.55%  to   9.55%
         2003 (2)                            5,667   12.16 to  12.16      68,911     0.00%    0.39% to 0.39%  21.72%  to  21.72%
         2002                                   --      --        --          --       --       --       --      --          --

DWS VARIABLE SERIES I (7) -
   CLASS A SHARES:
   Bond VIP (8)
         2006                              115,552   13.88 to  13.88   1,603,407     3.60%    0.89% to 0.89%  3.78%   to   3.78%
         2005                               80,624   13.37 to  13.37   1,077,958     3.25%    0.88% to 0.88%  1.69%   to   1.69%
         2004                               57,711   13.15 to  13.15     758,774     3.49%    0.88% to 0.88%  4.44%   to   4.44%
         2003                               38,667   12.59 to  12.59     486,791     3.51%    0.87% to 0.87%  4.12%   to   4.12%
         2002                               21,670   12.09 to  12.09     261,995     5.05%    0.87% to 0.87%  6.70%   to   6.70%

   Global Opportunities VIP (9)
         2006                              200,036   17.20 to  17.20   3,440,343     0.93%    0.88% to 0.88%  20.99%  to  20.99%
         2005                              171,674   14.21 to  14.21   2,440,300     0.55%    0.88% to 0.88%  17.14%  to  17.14%
         2004                              138,802   12.14 to  12.14   1,684,385     0.24%    0.88% to 0.88%  22.24%  to  22.24%
         2003                              101,619    9.93 to   9.93   1,008,781     0.08%    0.87% to 0.87%  47.76%  to  47.76%
         2002                               55,919    6.72 to   6.72     375,683     0.00%    0.84% to 0.84% (20.60)% to (20.60)%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       AT DECEMBER 31                   FOR THE PERIOD ENDED DECEMBER 31
                                           --------------------------------------  ---------------------------------------------
                                                                                                  EXPENSE
                                                                                   INVESTMENT     RATIO **
                                                                                     INCOME      LOWEST TO     TOTAL RETURN ***
                                            UNITS    UNIT FAIR VALUE   NET ASSETS    RATIO *      HIGHEST      LOWEST TO HIGHEST
                                           -------  ----------------  -----------  ----------  -------------  ------------------
DWS VARIABLE SERIES I (7) - CLASS A
   SHARES, CONTINUED:
   Growth and Income VIP (10)
         2006                              242,391  $10.25 to $10.25  $ 2,485,329     0.94%    0.89% to 0.89%  12.62%  to  12.62%
         2005                              237,722    9.10 to   9.10    2,164,399     1.25%    0.89% to 0.89%   5.12%  to   5.12%
         2004                              214,746    8.66 to   8.66    1,859,911     0.75%    0.89% to 0.89%   9.17%  to   9.17%
         2003                              188,229    7.93 to   7.93    1,493,246     0.99%    0.88% to 0.88%  25.61%  to  25.61%
         2002                              147,364    6.32 to   6.32      930,709     0.89%    0.89% to 0.89% (23.81)% to (23.81)%

   International VIP (11)
         2006                              656,497    9.20 to   9.20    6,040,575     1.77%    0.88% to 0.88%  24.79%  to  24.79%
         2005                              584,253    7.37 to   7.37    4,307,859     1.51%    0.88% to 0.88%  15.13%  to  15.13%
         2004                              487,715    6.40 to   6.40    3,123,382     1.21%    0.88% to 0.88%  15.49%  to  15.49%
         2003                              374,918    5.55 to   5.55    2,078,998     0.68%    0.88% to 0.88%  26.61%  to  26.61%
         2002                              224,411    4.38 to   4.38      982,844     0.67%    0.86% to 0.86% (19.10)% to (19.10)%
DWS VARIABLE SERIES II (12) -
   CLASS A SHARES:
   Dreman High Return Equity VIP (13)
         2006                              641,132   12.86 to  20.62   13,191,264     1.88%    0.00% to 0.88%  17.68%  to  17.92%
         2005                              558,811   10.90 to  17.52    9,786,900     1.63%    0.00% to 0.88%   6.96%  to   9.05%
         2004                              461,590   16.39 to  16.39    7,563,152     1.51%    0.88% to 0.88%  13.03%  to  13.03%
         2003                              357,235   14.50 to  14.50    5,178,387     1.76%    0.87% to 0.87%  30.75%  to  30.75%
         2002                              222,595   11.09 to  11.09    2,467,818     0.70%    0.87% to 0.87% (18.77)% to (18.77)%

   Government & Agency Securities
      VIP (14)
         2006                               90,722   13.55 to  13.55    1,229,391     3.84%    0.89% to 0.89%   3.24%  to   3.24%
         2005                               88,349   13.13 to  13.13    1,159,703     3.77%    0.89% to 0.89%   1.66%  to   1.66%
         2004                               77,160   12.91 to  12.91      996,280     2.62%    0.89% to 0.89%   2.82%  to   2.82%
         2003                               64,037   12.56 to  12.56      804,123     2.47%    0.89% to 0.89%   1.35%  to   1.35%
         2002                               44,454   12.39 to  12.39      550,806     2.69%    0.87% to 0.87%   7.09%  to   7.09%

   High Income VIP (15)
         2006                              121,280   14.23 to  14.23    1,725,486     7.21%    0.88% to 0.88%   9.49%  to   9.49%
         2005                               98,454   12.99 to  12.99    1,279,334     8.73%    0.88% to 0.88%   2.96%  to   2.96%
         2004                               74,621   12.62 to  12.62      941,757     6.28%    0.88% to 0.88%  11.41%  to  11.41%
         2003                               50,173   11.33 to  11.33      568,358     6.49%    0.87% to 0.87%  23.51%  to  23.51%
         2002                               25,661    9.17 to   9.17      235,359     5.96%    0.85% to 0.85%  (1.19)% to  (1.19)%

   Money Market VIP (16)
         2006                               27,738   11.38 to  11.38      315,621     4.54%    0.89% to 0.89%   3.68%  to   3.68%
         2005                               23,582   10.97 to  10.97      258,795     2.69%    0.89% to 0.89%   1.82%  to   1.82%
         2004                               21,224   10.78 to  10.78      228,760     0.94%    0.86% to 0.86%   0.01%  to   0.01%
         2003                                9,744   10.78 to  10.78      105,017     0.75%    0.87% to 0.87%  (0.09)% to  (0.09)%
         2002                                4,292   10.79 to  10.79       46,289     1.37%    0.84% to 0.84%   0.58%  to   0.58%

   Small Cap Growth VIP (17)
         2006                               61,033    4.85 to   4.85      295,889     0.00%    0.88% to 0.88%   4.33%  to   4.33%
         2005                               53,199    4.65 to   4.65      247,205     0.00%    0.88% to 0.88%   6.12%  to   6.12%
         2004                               44,657    4.38 to   4.38      195,549     0.00%    0.89% to 0.89%  10.03%  to  10.03%
         2003                               39,878    3.98 to   3.98      158,704     0.00%    0.88% to 0.88%  31.76%  to  31.76%
         2002                               32,216    3.02 to   3.02       97,311     0.00%    0.89% to 0.89% (34.06)% to (34.06)%

FIDELITY VARIABLE INSURANCE PRODUCTS
   FUNDS VIP - SERVICE CLASS SHARES:
   Growth Portfolio
         2006                              699,847    9.14 to  11.92    6,407,269     0.25%    0.00% to 0.88%   5.78%  to   5.99%
         2005                              559,805    8.64 to  11.25    4,835,229     0.33%    0.00% to 0.88%   4.73%  to  12.51%
         2004                              417,009    8.25 to   8.25    3,438,627     0.14%    0.88% to 0.88%   2.34%  to   2.34%
         2003                              280,113    8.06 to   8.06    2,256,978     0.14%    0.87% to 0.87%  31.60%  to  31.60%
         2002                              151,646    6.12 to   6.12      928,483     0.06%    0.85% to 0.85% (30.82)% to (30.82)%

   Index 500 Portfolio
         2006                              527,897   11.73 to  11.73    6,191,713     1.42%    0.88% to 0.88%  14.59%  to  14.59%
         2005                              418,926   10.24 to  10.24    4,288,140     1.44%    0.88% to 0.88%   3.78%  to   3.78%
         2004                              306,285    9.86 to   9.86    3,020,875     1.01%    0.88% to 0.88%   9.52%  to   9.52%
         2003                              201,988    9.01 to   9.01    1,818,953     1.01%    0.87% to 0.87%  27.13%  to  27.13%
         2002                              107,269    7.08 to   7.08      759,850     0.60%    0.85% to 0.85% (23.02)% to (23.02)%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                FOR THE PERIOD ENDED DECEMBER 31
                                            AT DECEMBER 31             -------------------------------------------------
                                -------------------------------------  INVESTMENT
                                               UNIT            NET       INCOME     EXPENSE RATIO **   TOTAL RETURN ***
                                 UNITS      FAIR VALUE       ASSETS      RATIO *   LOWEST TO HIGHEST   LOWEST TO HIGHEST
                                -------  ----------------  ----------  ----------  -----------------  ------------------
FIDELITY VARIABLE INSURANCE
   PRODUCTS FUNDS VIP -
   SERVICE CLASS SHARES,
   CONTINUED
   Mid Cap Portfolio
      2006                      117,119  $20.54 to $20.54  $2,405,749     0.22%      0.88% to 0.88%    11.59%  to  11.59%
      2005                       90,313   18.41 to  18.41   1,662,473     0.00%      0.88% to 0.88%    17.15%  to  17.15%
      2004                       69,155   15.71 to  15.71   1,086,600     0.00%      0.88% to 0.88%    23.66%  to  23.66%
      2003                       51,265   12.71 to  12.71     651,405     0.23%      0.87% to 0.87%    37.29%  to  37.29%
      2002                       29,179    9.26 to   9.26     270,068     0.38%      0.85% to 0.85%   (10.70)% to (10.70)%

FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST -
   CLASS 2 SHARES:
   Developing Markets
      Securities Fund
      2006                       65,209   18.84 to  18.84   1,228,635     1.05%      0.86% to 0.86%    26.95%  to  26.95%
      2005                       35,302   14.84 to  14.84     523,935     1.21%      0.86% to 0.86%    26.29%  to  26.29%
      2004                       15,581   11.75 to  11.75     183,106     1.43%      0.84% to 0.84%    23.60%  to  23.60%
      2003                        4,125    9.51 to   9.51      39,217     1.11%      0.87% to 0.87%    51.63%  to  51.63%
      2002                        3,082    6.27 to   6.27      19,325     1.60%      0.90% to 0.90%    (1.04)% to  (1.04)%

   Global Asset Allocation
      Fund (18)
      2006                       18,464   16.14 to  16.14     297,941     6.80%      0.87% to 0.87%    20.03%  to  20.03%
      2005                       11,463   13.44 to  13.44     154,099     3.69%      0.88% to 0.88%     2.63%  to   2.63%
      2004                        6,632   13.10 to  13.10      86,863     2.47%      0.87% to 0.87%    14.68%  to  14.68%
      2003                        3,062   11.42 to  11.42      34,974     2.29%      0.85% to 0.85%    30.78%  to  30.78%
      2002                        1,033    8.73 to   8.73       9,023     1.52%      0.85% to 0.85%    (5.24)% to  (5.24)%

   Small - Mid Cap Growth
      Securities Fund (19)
      2006                      132,150   11.19 to  11.19   1,478,907     0.00%      0.88% to 0.88%     7.73%  to   7.73%
      2005                      109,220   10.39 to  10.39   1,134,638     0.00%      0.88% to 0.88%     3.85%  to   3.85%
      2004                       84,454   10.00 to  10.00     844,785     0.00%      0.88% to 0.88%    10.48%  to  10.48%
      2003                       60,573    9.05 to   9.05     548,438     0.00%      0.86% to 0.86%    36.02%  to  36.02%
      2002                       31,022    6.66 to   6.66     206,495     0.22%      0.85% to 0.85%   (29.32)% to (29.32)%

   Small Cap Value Securities
      Fund
      2006                       24,295   13.20 to  13.25     321,071     0.51%      0.19% to 0.57%    15.94%  to  16.17%
      2005 (1)                    3,519   11.39 to  11.40      40,087     0.00%      0.15% to 0.19%    13.86%  to  14.01%
      2004                           --      --        --          --       --          --      --        --          --
      2003                           --      --        --          --       --          --      --        --          --
      2002                           --      --        --          --       --          --      --        --          --

GOLDMAN SACHS VARIABLE
   INSURANCE TRUST:
   Capital Growth Fund
      2006                      572,365    9.80 to   9.80   5,608,476     0.14%      0.88% to 0.88%     7.59%  to   7.59%
      2005                      459,837    9.11 to   9.11   4,187,816     0.17%      0.88% to 0.88%     2.03%  to   2.03%
      2004                      340,622    8.93 to   8.93   3,040,499     0.84%      0.88% to 0.88%     8.11%  to   8.11%
      2003                      229,285    8.26 to   8.26   1,893,101     0.35%      0.87% to 0.87%    22.63%  to  22.63%
      2002                      116,688    6.73 to   6.73     785,620     0.33%      0.85% to 0.85%   (25.01)% to (25.01)%

   Mid Cap Value Fund
      2006                      236,470   13.21 to  20.61   4,823,376     1.04%      0.01% to 0.87%    15.13%  to  15.36%
      2005                      200,324   11.45 to  17.90   3,576,926     0.63%      0.00% to 0.88%    11.82%  to  14.47%
      2004                      163,483   16.01 to  16.01   2,617,553     0.66%      0.88% to 0.88%    24.76%  to  24.76%
      2003                      127,826   12.83 to  12.83   1,640,473     1.08%      0.87% to 0.87%    27.25%  to  27.25%
      2002                       76,747   10.09 to  10.09     774,052     1.51%      0.85% to 0.85%    (5.54)% to  (5.54)%

   Structured Small Cap Equity
      Fund (20)
      2006                       12,757   12.72 to  16.89     201,940     0.96%      0.10% to 0.71%    11.27%  to  11.49%
      2005                        5,628   11.41 to  15.18      85,375     0.26%      0.00% to 0.89%     5.12%  to  14.13%
      2004                        4,546   14.44 to  14.44      65,653     0.28%      0.87% to 0.87%    15.29%  to  15.29%
      2003                        2,138   12.53 to  12.53      26,776     0.30%      0.87% to 0.87%    44.70%  to  44.70%
      2002                        1,140    8.66 to   8.66       9,867     0.57%      0.84% to 0.84%   (15.73)% to (15.73)%

JANUS ASPEN SERIES:
   Balanced Portfolio
   (Service Shares)
      2006                       38,724   12.66 to  12.66     490,200     2.03%      0.88% to 0.88%     9.43%  to   9.43%
      2005                       31,610   11.57 to  11.57     365,652     2.19%      0.88% to 0.88%     6.70%  to   6.70%
      2004                       24,299   10.84 to  10.84     263,426     2.58%      0.88% to 0.88%     7.32%  to   7.32%
      2003                       14,943   10.10 to  10.10     150,944     2.13%      0.87% to 0.87%    12.71%  to  12.71%
      2002                        6,905    8.96 to   8.96      61,883     2.49%      0.85% to 0.85%    (7.51)% to  (7.51)%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  FOR THE PERIOD ENDED DECEMBER 31
                                             AT DECEMBER 31              -------------------------------------------------
                                ---------------------------------------  INVESTMENT
                                                 UNIT            NET       INCOME     EXPENSE RATIO **   TOTAL RETURN ***
                                  UNITS       FAIR VALUE       ASSETS      RATIO *   LOWEST TO HIGHEST   LOWEST TO HIGHEST
                                ---------  ----------------  ----------  ----------  -----------------  ------------------
JANUS ASPEN SERIES, CONTINUED:
   Forty Portfolio
      (Institutional Shares)
      (21)
      2006                      1,235,760  $ 7.56 to $ 7.56  $9,337,308     0.37%      0.88% to 0.88%      8.37% to   8.37%
      2005                      1,099,439    6.97 to   6.97   7,665,475     0.22%      0.89% to 0.89%     11.84% to  11.84%
      2004                        957,643    6.23 to   6.23   5,969,801     0.27%      0.88% to 0.88%     17.17% to  17.17%
      2003                        772,729    5.32 to   5.32   4,111,114     0.50%      0.88% to 0.88%     19.46% to  19.46%
      2002                        510,004    4.45 to   4.45   2,271,324     0.64%      0.88% to 0.88%   (16.42)% to (16.42)%

   Mid Cap Growth Portfolio
      (Service Shares) (22)
      2006                        113,777   10.95 to  13.52   1,258,525     0.00%      0.02% to 0.85%     12.30% to  12.52%
      2005                         99,340    9.75 to  12.02     968,733     0.00%      0.00% to 0.89%     11.03% to  20.18%
      2004                         91,731    8.78 to   8.78     805,623     0.00%      0.89% to 0.89%     19.40% to  19.40%
      2003                         76,281    7.36 to   7.36     561,091     0.00%      0.87% to 0.87%     33.56% to  33.56%
      2002                         52,542    5.51 to   5.51     289,364     0.00%      0.87% to 0.87%   (28.76)% to (28.76)%

PIMCO VARIABLE INSURANCE
   TRUST - ADMINISTRATIVE
   CLASS SHARES:
   Foreign Bond Portfolio
      (U.S. Dollar Hedged)
      (23)
      2006                        124,075   13.53 to  13.53   1,678,485     3.24%      0.88% to 0.88%      1.28% to   1.28%
      2005                         95,100   13.36 to  13.36   1,270,288     2.42%      0.88% to 0.88%      4.21% to   4.21%
      2004                         66,249   12.82 to  12.82     849,161     1.99%      0.88% to 0.88%      4.62% to   4.62%
      2003                         42,088   12.25 to  12.25     515,667     2.55%      0.87% to 0.87%      1.35% to   1.35%
      2002                         20,826   12.09 to  12.09     251,780     3.38%      0.86% to 0.86%      7.22% to   7.22%

   Low Duration Portfolio (24)
      2006                        154,317   12.63 to  12.63   1,949,772     4.18%      0.88% to 0.88%      3.04% to   3.04%
      2005                        120,485   12.26 to  12.26   1,477,343     2.82%      0.88% to 0.88%      0.11% to   0.11%
      2004                         89,186   12.25 to  12.25   1,092,330     1.25%      0.89% to 0.89%      0.94% to   0.94%
      2003                         61,962   12.13 to  12.13     751,847     1.69%      0.88% to 0.88%      1.43% to   1.43%
      2002                         34,605   11.96 to  11.96     413,995     3.31%      0.86% to 0.86%      6.10% to   6.10%

WM VARIABLE TRUST - EQUITY
   FUNDS CLASS 2 SHARES:
   Equity Income Fund
      2006                        151,669   17.15 to  18.79   2,684,628     1.44%      0.24% to 0.55%     16.81% to  17.04%
      2005                         84,721   14.68 to  16.05   1,283,205     1.38%      0.21% to 0.59%      9.00% to   9.21%
      2004                         36,053   13.47 to  14.70     494,161     1.35%      0.10% to 0.72%     17.75% to  17.99%
      2003                         14,231   11.44 to  12.46     164,116     2.28%      0.02% to 0.83%     24.49% to  28.58%
      2002                          4,339    8.89 to   8.89      38,596     1.77%      0.85% to 0.85%   (13.45)% to (13.45)%

   Growth & Income Fund
      2006                          8,492   14.86 to  14.86     126,142     1.06%      0.67% to 0.67%     10.89% to  10.89%
      2005                          4,571   13.40 to  13.40      61,235     0.79%      0.67% to 0.67%      2.25% to   2.25%
      2004                          1,518   13.10 to  13.10      19,891     0.73%      0.66% to 0.66%      8.02% to   8.02%
      2003 (2)                        168   12.13 to  12.13       2,034     0.00%      0.53% to 0.53%     21.03% to  21.03%
      2002                             --      --        --          --       --         --       --         --         --

   Growth Fund
      2006                          9,241   14.42 to  14.42     133,238     0.00%      0.68% to 0.68%      3.90% to   3.90%
      2005                          6,319   13.88 to  13.88      87,690     0.23%      0.66% to 0.66%      6.43% to   6.43%
      2004                          2,197   13.04 to  13.04      28,631     0.00%      0.66% to 0.66%      7.26% to   7.26%
      2003 (2)                        413   12.16 to  12.16       5,014     0.00%      0.60% to 0.60%     21.68% to  21.68%
      2002                             --      --        --          --       --         --       --         --         --

   International Growth Fund
      2006                         16,736   21.20 to  21.20     354,879     1.29%      0.67% to 0.67%     19.44% to  19.44%
      2005                          8,496   17.75 to  17.75     150,832     1.09%      0.64% to 0.64%     16.77% to  16.77%
      2004                          1,484   15.20 to  15.20      22,565     0.55%      0.60% to 0.60%     12.54% to  12.54%
      2003 (2)                         19   13.51 to  13.51         260     0.00%      0.00% to 0.00%     34.47% to  34.47%
      2002                             --      --        --          --       --         --       --         --         --

   Mid Cap Stock Fund
      2006                        110,720   17.37 to  18.59   1,936,089     1.47%      0.07% to 0.79%     15.52% to  15.75%
      2005                         86,521   15.04 to  16.06   1,307,532     0.27%      0.04% to 0.83%     12.11% to  12.33%
      2004                         67,047   13.41 to  14.30     900,986     0.19%      0.01% to 0.86%     13.26% to  13.48%
      2003                         47,368   11.84 to  12.60     561,443     0.17%      0.00% to 0.87%     26.30% to  26.31%
      2002                         27,226    9.38 to   9.38     255,257     0.16%      0.85% to 0.85%   (11.34)% to (11.34)%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   FOR THE PERIOD ENDED DECEMBER 31
                                                   AT DECEMBER 31         --------------------------------------------------
                                ----------------------------------------  INVESTMENT
                                                 UNIT            NET        INCOME     EXPENSE RATIO **    TOTAL RETURN ***
                                  UNITS       FAIR VALUE        ASSETS      RATIO *   LOWEST TO HIGHEST   LOWEST TO HIGHEST
                                ---------  ----------------  -----------  ----------  -----------------  --------------------
WM VARIABLE TRUST - EQUITY
   FUNDS CLASS 2 SHARES,
   CONTINUED:
   Small Cap Growth
      Fund (25)
      2006                        118,874  $ 9.06 to $17.26  $ 1,120,250     0.00%      0.05% to 0.82%      5.63% to    5.84%
      2005                        101,631    8.58 to  16.31      900,114     0.00%      0.04% to 0.83%    (2.92)% to  (2.73)%
      2004                         78,356    8.84 to  16.77      704,047     0.00%      0.02% to 0.87%      3.56% to    3.76%
      2003                         57,856    8.53 to  16.16      496,288     0.00%      0.00% to 0.87%     61.57% to   69.41%
      2002                         39,948    5.04 to   5.04      201,244     0.00%      0.85% to 0.85%   (47.75)% to (47.75)%
   West Coast Equity Fund
      2006                         50,527   12.89 to  18.40      829,437     0.33%      0.20% to 0.52%     10.76% to   10.98%
      2005                         25,879   11.64 to  16.58      413,248     0.44%      0.02% to 0.64%      7.54% to   16.40%
      2004                          8,596   15.41 to  15.41      132,485     0.08%      0.65% to 0.65%     11.93% to   11.93%
      2003 (2)                      1,340   13.77 to  13.77       18,457     0.00%      0.57% to 0.57%     37.49% to   37.49%
      2002                             --      --        --           --       --         --       --         --          --

WM VARIABLE TRUST -
   FIXED-INCOME FUNDS CLASS 2
   SHARES:
   Income Fund
      2006                          4,835   11.45 to  11.45       55,369     5.17%      0.69% to 0.69%      3.86% to    3.86%
      2005                          2,443   11.03 to  11.03       26,932     5.23%      0.70% to 0.70%      1.35% to    1.35%
      2004                            572   10.88 to  10.88        6,227     4.62%      0.54% to 0.54%      4.58% to    4.58%
      2003 (2)                          4   10.40 to  10.40           44     0.00%      0.00% to 0.00%      4.03% to    4.03%
      2002                             --      --        --           --       --         --       --         --          --
   Money Market Fund
      2006                          7,908   10.47 to  10.47       82,810     3.62%      0.57% to 0.57%      3.41% to    3.41%
      2005                             30   10.13 to  10.13          300     2.47%      0.86% to 0.86%      1.63% to    1.63%
      2004                            767   9.96  to   9.96        7,638     0.88%      0.59% to 0.59%    (0.10)% to  (0.10)%
      2003 (2)                         --   9.97  to   9.97           --     0.00%      0.00% to 0.00%    (0.26)% to  (0.26)%
      2002                             --      --        --           --       --         --       --         --          --
   Short Term Income Fund
      2006                            383   10.75 to  10.75        4,122     4.05%      0.70% to 0.70%      3.52% to    3.52%
      2005                            310   10.39 to  10.39        3,220     3.75%      0.69% to 0.69%      1.06% to    1.06%
      2004                            257   10.28 to  10.28        2,645     3.85%      0.71% to 0.71%      0.89% to    0.89%
      2003 (2)                        234   10.19 to  10.19        2,385     0.00%      0.64% to 0.64%      1.89% to    1.89%
      2002                             --      --        --           --       --         --       --         --          --
   U.S. Government
      Securities Fund
      2006                            776   10.82 to  10.82        8,394     4.27%      0.68% to 0.68%      3.50% to    3.50%
      2005                            623   10.45 to  10.45        6,512     3.92%      0.67% to 0.67%      1.31% to    1.31%
      2004                            243   10.32 to  10.32        2,510     3.24%      0.65% to 0.65%      2.87% to    2.87%
      2003 (2)                         13   10.03 to  10.03          133     0.00%      0.00% to 0.00%      0.30% to    0.30%
      2002                             --      --        --           --       --         --       --         --          --

WM VARIABLE TRUST - STRATEGIC
   ASSET MANAGEMENT
   PORTFOLIOS - CLASS 2
   SHARES:
   Balanced Portfolio
      2006                        327,099   14.75 to  15.24    4,951,582     1.84%      0.15% to 0.68%      9.39% to    9.61%
      2005                        220,624   13.46 to  13.94    3,049,482     1.65%      0.14% to 0.69%      4.78% to    4.99%
      2004                        126,421   12.82 to  13.30    1,669,943     1.55%      0.12% to 0.71%      8.85% to    9.07%
      2003                         47,417   11.75 to  12.22      576,184     1.96%      0.01% to 0.81%     17.43% to   21.36%
      2002 (3)                      8,759   10.07 to  10.07       88,181     0.00%      0.75% to 0.75%      2.27% to    2.27%
   Conservative Balanced
      Portfolio
      2006                         47,571   13.40 to  14.00      655,569     2.38%      0.23% to 0.58%      7.53% to    7.75%
      2005                         33,423   12.44 to  13.02      428,702     2.16%      0.21% to 0.61%      3.44% to    3.64%
      2004                         21,940   12.00 to  12.59      272,370     1.69%      0.14% to 0.69%      6.91% to    7.12%
      2003                         10,976   11.20 to  11.77      128,119     1.97%      0.00% to 0.83%     11.90% to   15.78%
      2002 (3)                        283   10.17 to  10.17        2,875     0.00%      0.47% to 0.47%      2.67% to    2.67%
   Conservative Growth
      Portfolio
      2006                        738,839   16.04 to  16.40   12,080,619     1.32%      0.10% to 0.75%     10.95% to   11.17%
      2005                        485,479   14.43 to  14.78    7,151,465     1.03%      0.09% to 0.75%      5.76% to    5.97%
      2004                        260,080   13.62 to  13.98    3,624,581     1.12%      0.07% to 0.77%     10.58% to   10.80%
      2003                         81,225   12.29 to  12.64    1,025,240     1.38%      0.01% to 0.80%     22.81% to   27.22%
      2002 (3)                      4,404   9.94  to   9.94       43,765     0.00%      0.59% to 0.59%      1.89% to    1.89%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   FOR THE PERIOD ENDED DECEMBER 31
                                                   AT DECEMBER 31         --------------------------------------------------
                                ----------------------------------------  INVESTMENT
                                                 UNIT            NET        INCOME     EXPENSE RATIO **    TOTAL RETURN ***
                                  UNITS       FAIR VALUE        ASSETS      RATIO *   LOWEST TO HIGHEST   LOWEST TO HIGHEST
                                ---------  ----------------  -----------  ----------  -----------------  --------------------
WM VARIABLE TRUST - STRATEGIC
   ASSET MANAGEMENT PORTFOLIOS
   - CLASS 2
   SHARES, CONTINUED:
   Flexible Income
      Portfolio
      2006                         19,523  $12.40 to $13.06  $   251,194     3.84%      0.18% to 0.66%      5.66% to  5.87%
      2005                         14,694   11.71 to  12.36      179,748     3.36%      0.15% to 0.70%      2.18% to  2.38%
      2004                          8,611   11.44 to  12.10      102,543     2.34%      0.15% to 0.66%      5.28% to  5.49%
      2003                          3,035   10.85 to  11.49       34,499     1.86%      0.04% to 0.78%      8.38% to 12.01%
      2002 (3)                        535   10.26 to  10.26        5,489     0.00%      0.76% to 0.76%      2.87% to 2.87%
   Strategic Growth
      Portfolio
      2006                      1,002,856   17.01 to  17.20   17,213,378     0.86%      0.12% to 0.71%     11.76% to 11.99%
      2005                        672,928   15.19 to  15.39   10,330,389     0.49%      0.12% to 0.72%      6.51% to  6.72%
      2004                        367,581   14.23 to  14.45    5,297,958     0.53%      0.08% to 0.75%     11.54% to 11.76%
      2003                        110,736   12.74 to  12.95    1,432,919     0.91%      0.01% to 0.80%     27.27% to 31.58%
      2002 (3)                      7,373    9.84 to   9.84       72,581     0.00%      0.61% to 0.61%      1.65% to  1.65%

(1)  For the period beginning May 2, 2005 and ended December 31, 2005

(2)  For the period beginning May 1, 2003 and ended December 31, 2003

(3)  For the period beginning September 3, 2002 and ended December 31, 2002

(4)  Formerly named Dreyfus Small Cap Portfolio

(5)  Formerly named Scudder Investments VIT Funds

(6)  Formerly named Scudder VIT Equity 500 Index Fund

(7)  Formerly named Scudder Variable Series I

(8)  Formerly named Scudder Bond Portfolio

(9)  Formerly named Scudder Global Discovery Portfolio

(10) Formerly named Scudder Growth and Income Portfolio

(11) Formerly named Scudder International Portfolio

(12) Formerly named Scudder Variable Series II

(13) Formerly named SVS Dreman High Return Equity Portfolio

(14) Formerly named Scudder Government & Agency Securities Portfolio

(15) Formerly named Scudder High Income Portfolio

(16) Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006

(17) Formerly named Scudder Small Cap Growth Portfolio

(18) Formerly named Templeton Asset Strategy Fund

(19) Formerly named Franklin Small Cap Fund

(20) Formerly named Goldman Sachs CORE Small Cap Equity Fund

(21) Formerly named Janus Capital Appreciation Portfolio

(22) Formerly named Janus Aggressive Growth Portfolio

(23) Formerly named PIMCO Foreign Bond Portfolio

(24) Formerly named PIMCO Low Duration Bond Portfolio

(25) Formerly named WM Small Cap Stock Fund

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

* These amounts represent the annualized dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6. UNITS ISSUED AND REDEEMED

                                              VARIABLE UNIVERSAL LIFE
                                --------------------------------------------------
                                          UNITS                                     ACCUMULATION
                                       OUTSTANDING                                   UNIT VALUE
                                      DECEMBER 31,   UNITS     UNITS      UNITS     DECEMBER 31,
                                YEAR   PRIOR YEAR    ISSUED  REDEEMED  OUTSTANDING    YEAR END
                                ----  ------------  -------  --------  -----------  ------------
CALVERT VARIABLE SERIES, INC.
   SUBACCOUNT:
   Social Small Cap Growth
      Portfolio                 2006       5,032      2,398   (1,069)      6,361       $11.29
                                2005       3,101      2,452     (521)      5,032        11.30

DREYFUS VARIABLE INVESTMENT
   FUND SUBACCOUNTS:
   Developing Leaders
      Portfolio                 2006     152,609     38,195   (3,284)    187,520        11.93
                                2005     119,968     35,115   (2,474)    152,609        11.63

   Quality Bond Portfolio       2006      62,375     11,416   (3,132)     70,659        12.07
                                2005      50,640     13,030   (1,295)     62,375        11.72

DREYFUS SOCIALLY RESPONSIBLE
   GROWTH FUND, INC.
   SUBACCOUNT:
   Socially Responsible
      Growth Fund               2006       5,352      2,092   (1,050)      6,394         8.60
                                2005       3,889      1,836     (373)      5,352         7.97

DWS VARIABLE SERIES I (1)
   SUBACCOUNTS:
      Bond VIP (2)              2006      80,624     41,604   (6,676)    115,552        13.88
                                2005      57,711     25,598   (2,685)     80,624        13.37

   Global Opportunities
      VIP (3)                   2006     171,674     33,869   (5,507)    200,036        17.20
                                2005     138,802     35,489   (2,617)    171,674        14.21

   Growth and Income VIP
      (4)                       2006     237,722     23,069  (18,400)    242,391        10.25
                                2005     214,746     31,410   (8,434)    237,722         9.10

   International VIP (5)        2006     584,253     91,564  (19,320)    656,497         9.20
                                2005     487,715    106,871  (10,333)    584,253         7.37

DWS VARIABLE SERIES II (6)
   SUBACCOUNTS:
   Dreman High Return
      Equity VIP (7)            2006     557,876     94,932  (15,692)    637,116        20.62
                                2005     461,590    104,987   (8,701)    557,876        17.52

   Government & Agency
      Securities VIP (8)        2006      88,349     11,098   (8,725)     90,722        13.55
                                2005      77,160     13,508   (2,319)     88,349        13.13

   High Income VIP (9)          2006      98,454     24,911   (2,085)    121,280        14.23
                                2005      74,621     26,952   (3,119)     98,454        12.99

   Money Market VIP (10)        2006      23,582      6,052   (1,896)     27,738        11.38
                                2005      21,224      5,571   (3,213)     23,582        10.97

   Small Cap Growth VIP (11)    2006      53,199     10,048   (2,214)     61,033         4.85
                                2005      44,657     10,846   (2,304)     53,199         4.65

FIDELITY VARIABLE INSURANCE
   PRODUCTS FUNDS VIP
   SUBACCOUNTS:
   Growth Portfolio             2006     559,564    144,291   (8,938)    694,917         9.14
                                2005     417,009    147,883   (5,328)    559,564         8.64

   Index 500 Portfolio          2006     418,926    115,433   (6,462)    527,897        11.73
                                2005     306,285    119,787   (7,146)    418,926        10.24

   Mid Cap Portfolio            2006      90,313     30,153   (3,347)    117,119        20.54
                                2005      69,155     24,909   (3,751)     90,313        18.41

FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   SUBACCOUNTS:
   Developing Markets
      Securities Fund           2006      35,302     32,078   (2,171)     65,209        18.84
                                2005      15,581     21,190   (1,469)     35,302        14.84

   Global Asset Allocation
      Fund                      2006      11,463      7,962     (961)     18,464        16.14
                                2005       6,632      6,295   (1,464)     11,463        13.44

   Small - Mid Cap Growth
      Securities Fund (12)      2006     109,220     24,930   (2,000)    132,150        11.19
                                2005      84,454     26,348   (1,582)    109,220        10.39

   Small Cap Value
      Securities Fund           2006       2,269     15,125     (834)     16,560        13.20
                                2005          --      2,521     (252)      2,269        11.39

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6. UNITS ISSUED AND REDEEMED (CONTINUED)

                                              VARIABLE UNIVERSAL LIFE
                                --------------------------------------------------
                                          UNITS                                     ACCUMULATION
                                       OUTSTANDING                                   UNIT VALUE
                                      DECEMBER 31,   UNITS     UNITS      UNITS     DECEMBER 31,
                                YEAR   PRIOR YEAR    ISSUED  REDEEMED  OUTSTANDING    YEAR END
                                ----  ------------  -------  --------  -----------  ------------
GOLDMAN SACHS VARIABLE
   INSURANCE TRUST
   SUBACCOUNTS:
   Capital Growth Fund          2006      459,837   120,521   (7,993)     572,365      $ 9.80
                                2005      340,622   123,718   (4,503)     459,837        9.11

   Mid Cap Value Fund           2006      198,822    36,909   (6,146)     229,585       20.61
                                2005      163,483    40,654   (5,315)     198,822       17.90

   Structured Small Cap
      Equity Fund (12)          2006        5,613     5,135   (1,244)       9,504       16.89
                                2005        4,546     2,344   (1,277)       5,613       15.18

JANUS ASPEN SERIES
   SUBACCOUNTS:
   Balanced Portfolio
      (Service Shares)          2006       31,610    12,157   (5,043)      38,724       12.66
                                2005       24,299    12,311   (5,000)      31,610       11.57

   Forty Portfolio
      (Institutional
      Shares) (13)              2006    1,099,439   169,171  (32,850)   1,235,760        7.56
                                2005      957,643   165,301  (23,505)   1,099,439        6.97

   Mid Cap Growth Portfolio
      (Service Shares)          2006       99,324    13,759   (4,216)     108,867       10.95
                                2005       91,731    14,580   (6,987)      99,324        9.75

PIMCO VARIABLE INSURANCE TRUST
   SUBACCOUNTS:
   Foreign Bond Portfolio
      (U.S. Dollar Hedged)      2006       95,100    31,449   (2,474)     124,075       13.53
                                2005       66,249    29,831     (980)      95,100       13.36

   Low Duration Portfolio       2006      120,485    36,991   (3,159)     154,317       12.63
                                2005       89,186    33,941   (2,642)     120,485       12.26

WM VARIABLE TRUST - EQUITY
   FUNDS SUBACCOUNTS:
   Equity Income Fund           2006       55,928    47,661   (3,121)     100,468       17.15
                                2005       29,051    29,079   (2,202)      55,928       14.68

   Mid Cap Stock Fund           2006       80,058    24,113   (4,025)     100,146       17.37
                                2005       65,062    17,549   (2,553)      80,058       15.04

   Small Cap Growth Fund        2006       97,993    21,428   (5,773)     113,648        9.06
                                2005       76,899    24,257   (3,163)      97,993        8.58

   West Coast Equity Fund       2006        3,184    16,816   (1,824)      18,176       12.89
                                2005           --     3,251      (67)       3,184       11.64

WM VARIABLE TRUST - STRATEGIC
   ASSET MANAGEMENT
   SUBACCOUNTS:
   Balanced Portfolio           2006      168,263    95,753   (7,489)     256,527       15.24
                                2005      102,719    73,033   (7,489)     168,263       13.94

   Conservative Balanced
      Portfolio                 2006       22,353    10,085   (2,259)      30,179       14.00
                                2005       15,485     7,668     (800)      22,353       13.02

   Conservative Growth
      Portfolio                 2006      412,056   228,706   (8,897)     631,865       16.40
                                2005      229,101   188,040   (5,085)     412,056       14.78

   Flexible Income
      Portfolio                 2006       11,741     5,407   (3,441)      13,707       13.06
                                2005        6,106     6,887   (1,252)      11,741       12.36

   Strategic Growth
      Portfolio                 2006      547,897   284,649  (12,513)     820,033       17.20
                                2005      309,116   250,675  (11,894)     547,897       15.39

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6. UNITS ISSUED AND REDEEMED (CONTINUED)

                                                 LIFE ACCUMULATOR
                                --------------------------------------------------
                                          UNITS                                     ACCUMULATION
                                       OUTSTANDING                                   UNIT VALUE
                                      DECEMBER 31,   UNITS     UNITS      UNITS     DECEMBER 31,
                                YEAR   PRIOR YEAR    ISSUED  REDEEMED  OUTSTANDING    YEAR END
                                ----  ------------  -------  --------  -----------  ------------
DWS INVESTMENTS VIT FUNDS (15)
   SUBACCOUNT:
   Equity 500 Index VIP (16)    2006     41,633      25,111   (9,898)     56,846       $15.81
                                2005     20,687      23,783   (2,837)     41,633        13.81

DWS VARIABLE SERIES II (6)
   SUBACCOUNT:
   Dreman High Return
      Equity VIP (7)            2006        935       6,514   (3,433)      4,016        12.86
                                2005         --         952      (17)        935        10.90

FIDELITY VARIABLE INSURANCE
   PRODUCTS FUNDS VIP
   SUBACCOUNT:
   Growth Portfolio             2006        241       4,960     (271)      4,930        11.92
                                2005         --         258      (17)        241        11.25

FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   SUBACCOUNT:
   Small Cap Value
      Securities Fund           2006      1,250       6,759     (274)      7,735        13.25
                                2005         --       1,260      (10)      1,250        11.40

GOLDMAN SACHS VARIABLE
   INSURANCE TRUST
   SUBACCOUNTS:
   Mid Cap Value Fund           2006      1,502       5,593     (210)      6,885        13.21
                                2005         --       1,519      (17)      1,502        11.45

   Structured Small Cap
      Equity Fund (12)          2006         15       5,883   (2,645)      3,253        12.72
                                2005         --          18       (3)         15        11.41

JANUS ASPEN SERIES SUBACCOUNT:
   Mid Cap Growth Portfolio
      (Service Shares)          2006         16       7,418   (2,524)      4,910        13.52
                                2005         --          16       --          16        12.02

WM VARIABLE TRUST - EQUITY
   FUNDS SUBACCOUNTS:
   Equity Income Fund           2006     28,793      25,611   (3,203)     51,201        18.79
                                2005      7,002      23,927   (2,136)     28,793        16.05

   Growth & Income Fund         2006      4,571       4,437     (516)      8,492        14.86
                                2005      1,518       3,349     (296)      4,571        13.40

   Growth Fund                  2006      6,319       3,350     (428)      9,241        14.42
                                2005      2,197       4,379     (257)      6,319        13.88

   International Growth Fund    2006      8,496      10,119   (1,879)     16,736        21.20
                                2005      1,484       7,366     (354)      8,496        17.75

   Mid Cap Stock Fund           2006      6,463       6,190   (2,079)     10,574        18.59
                                2005      1,985       4,845     (367)      6,463        16.06

   Small Cap Growth Fund        2006      3,638       3,057   (1,469)      5,226        17.26
                                2005      1,457       3,287   (1,106)      3,638        16.31

   West Coast Equity Fund       2006     22,695      13,067   (3,411)     32,351        18.40
                                2005      8,596      16,471   (2,372)     22,695        16.58

WM VARIABLE TRUST - FIXED-
   INCOME FUNDS SUBACCOUNTS:
   Income Fund                  2006      2,443       2,960     (568)      4,835        11.45
                                2005        572       2,606     (735)      2,443        11.03

   Money Market Fund            2006         30       8,193     (315)      7,908        10.47
                                2005        767       1,527   (2,264)         30        10.13

   Short Term Income Fund       2006        310         130      (57)        383        10.75
                                2005        257         147      (94)        310        10.39

   U.S. Government
      Securities Fund           2006        623         281     (128)        776        10.82
                                2005        243         504     (124)        623        10.45

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6. UNITS ISSUED AND REDEEMED (CONTINUED)

                                                 LIFE ACCUMULATOR
                                --------------------------------------------------
                                          UNITS                                     ACCUMULATION
                                       OUTSTANDING                                   UNIT VALUE
                                      DECEMBER 31,   UNITS     UNITS      UNITS     DECEMBER 31,
                                YEAR   PRIOR YEAR    ISSUED  REDEEMED  OUTSTANDING    YEAR END
                                ----  ------------  -------  --------  -----------  ------------
WM VARIABLE TRUST - STRATEGIC
   ASSET MANAGEMENT
   SUBACCOUNTS:
   Balanced Portfolio           2006      52,361     25,293   (7,082)     70,572       $14.75
                                2005      23,702     32,377   (3,718)     52,361        13.46

   Conservative Balanced
      Portfolio                 2006      11,070      7,418   (1,096)     17,392        13.40
                                2005       6,455      6,705   (2,090)     11,070        12.44

   Conservative Growth
      Portfolio                 2006      73,423     42,857   (9,306)    106,974        16.04
                                2005      30,979     45,984   (3,540)     73,423        14.43

   Flexible Income Portfolio    2006       2,953      3,623     (760)      5,816        12.40
                                2005       2,505      4,619   (4,171)      2,953        11.71

   Strategic Growth Portfolio   2006     125,031     68,737  (10,945)    182,823        17.01
                                2005      58,465     79,017  (12,451)    125,031        15.19

(1)  Formerly named Scudder Variable Series I

(2)  Formerly named Scudder Bond Portfolio

(3)  Formerly named Scudder Global Discovery Portfolio

(4)  Formerly named Scudder Growth and Income Portfolio

(5)  Formerly named Scudder International Portfolio

(6)  Formerly named Scudder Variable Series II

(7)  Formerly named SVS Dreman High Return Equity Portfolio

(8)  Formerly named Scudder Government & Agency Securities Portfolio

(9)  Formerly named Scudder High Income Portfolio

(10) Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006

(11) Formerly named Scudder Small Cap Growth Portfolio

(12) Formerly named Franklin Small Cap Fund

(13) Formerly named Goldman Sachs CORE Small Cap Equity Fund

(14) Formerly named Janus Aspen Capital Appreciation Portfolio

(15) Formerly named Scudder Investments VIT Funds

(16) Formerly named Scudder VIT Equity 500 Index Fund

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolutions.

     1) Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.(1)

(b)  Custodian Agreements. Not applicable.

(c)  Underwriting Contracts.

     1)   Form of Distribution Agreement.(2)

     2) Form of Investors Brokerage Services, Inc. Registered Representative Agreement.(2)

     3) Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC.(6)

     4)   Registered Representative Agreement Farmers Financial Solutions
          LLC.(6)

     5) Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.(17)

(d)  Contracts.

     1)   Revised Specimen Flexible Premium Variable Life Insurance Policy.(3)

     2)   Revised Monthly Disability Benefit Rider.(3) (12)

     3)   Revised Waiver of Deduction Benefit Rider.(3)

     4)   Revised Accidental Death Benefit Rider.(3)

     5)   Revised Additional Insured Term Insurance Rider.(3)

     6)   Revised Children's Term Insurance Rider.(3)

     7)   Automatic Increase Benefit Rider.(3)

     8)   Accelerated Benefit Rider.(3)

     9) Final Contract for the Individual Flexible Premium Variable Life Insurance Policy.(14)

     10)  Accelerated Benefit Rider for Terminal Illness.(16)

     11)  Revised Variable Policy Facing Page (2004).(16)

(e)  Applications.

     1)   Form of Application for Flexible Premium Life Insurance.(3)

     2)   Form of Variable Policy Application Supplement.(4)

     3)   Revised Variable Policy Application Supplement.(8) (10)

     4)   Revised Variable Policy Application Supplement.(13)

     5)   Revised Variable Policy Application Supplement (2007). (19)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1)   Articles of Incorporation of Farmers New World Life Insurance
          Company.(1)

     2)   By-laws of Farmers New World Life Insurance Company.(1)

(g)  Reinsurance Contracts.

     1) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A.(14)

     2) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B.(14)

(h)  Participation Agreements.

     1) Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.(4)

     2) Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.(4)

     3) Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.(4)

     4) Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.(4)

     5) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(2)

     6) Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(6)

     7) Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(6)

     8) Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.(6)

     9) Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.(6)

     10) Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.(6)

     11) Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.(6)

     12) Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.(6)

     13) Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.(6)

     14) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.(6)

     15) Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(6)

     16) Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(8)

     17) Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(10)

     18) Amendment No. 3 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(15)

     19) Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company. (19)

     20)  Form of Rule 22c-2 Shareholder Information Agreement. (19)

     21) Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007. (19)

(i)  Administrative Contracts.

     1) Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2)

     2) Form of Master Administration Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2)

     3) Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.(8)

(j)  Other Material Contracts.

     1)   Powers of Attorney.(1) (7) (11) (14) (16) (18)

(k)  Legal Opinion.

     1)   Opinion of Brian F. Kreger, Esquire. (20)

(l)  Actuarial Opinion.

     1)   Opinion of Ryan R. Larson, FSA, MAAA. (16)

(m)  Calculations.(12)

(n)  Other Opinions.

     1)   Consent of Sutherland Asbill & Brennan LLP. (20)

     2)   Consent of PricewaterhouseCoopers LLP. (20)

     3)   Consent of Deloitte & Touche LLP.(12)

(o)  Omitted Financial Statements. Not applicable.

(p)  Initial Capital Agreements. Not applicable.

(q)  Redeemability Exemption.

     1)   Description of issuance, transfer and redemption procedures.(3)

     2) Revised description of issuance, transfer and redemption procedures (May 2000).(5)

     3) Revised description of issuance, transfer and redemption procedures (May 2001).(7)

     4) Revised description of issuance, transfer and redemption procedures (May 2002).(9)

     5) Revised description of issuance, transfer and redemption procedures (May 2004).(14)

     6) Revised Description of Issuance, Transfer and Redemption Procedures (May 2005).(16)

----------
(1) Incorporated herein by reference to the initial registration statement on the Form S-6 for this product (File No. 333-84023) filed with the SEC on July 29, 1999.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

(4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

(5) Incorporated herein by reference to Post-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 21, 2000.

(6) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 2 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

(9) Incorporated herein by reference to Post-Effective Amendment No. 3 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 26, 2002.

(10) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

(11) Incorporated herein by reference to Post-Effective Amendment No. 4 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on August 28, 2002.

(12) Incorporated herein by reference to Post-Effective Amendment No. 5 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2003.

(13) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2004.

(14) Incorporated herein by reference to Post-Effective Amendment No. 6 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2004.

(15) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

(16) Incorporated herein by reference to Post-Effective Amendment No. 8 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2005.

(17) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

(18) Incorporated herein by reference to Post-Effective Amendment No. 9 to this registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-84023 and 811-09507).


(19) Incorporated herein by reference to Post Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.


(20) Filed herewith.

Item 27. Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS             POSITION AND OFFICE WITH DEPOSITOR
-----------------------------------             ----------------------------------
Jerry J. Carnahan(1)                  Director
Paul N. Hopkins(1)                    Chairman of the Board and Director
Michael W. Keller(2)                  Chief Marketing Officer, Vice President, and Director
Ryan R. Larson(2)                     Vice President, Chief Actuary, and Director
C. Paul Patsis(2)                     President, Chief Executive Officer, and Director
James I. Randolph(2)                  Vice President, Assistant Secretary and Director
Gary R. Severson(3)                   Director
John F. Sullivan, Jr.(4)              Director
Laszlo G. Heredy(1)                   Chief Investment Officer and Vice President
Brian F. Kreger(2)                    Corporate Secretary, Vice President, and General
                                      Counsel
Oscar Tengtio(2)                      Vice President, Chief Financial Officer and Director
Pierre C. Wauthier(1)                 Vice President and Assistant Treasurer
Leeann G. Badgett(2)                  Assistant Treasurer
Gerald A. Dulek(1)                    Assistant Vice President
Doren E. Hohl(1)                      Assistant Secretary
Paul F. Hott(2)                       Assistant Vice President
Peter Klute(1)                        Assistant Treasurer
Harris Mortensen                      Assistant Secretary
Hubert L. Mountz(1)                   Assistant Treasurer
Dennis J. A. Nibbe(2)                 Assistant Treasurer
John R. Patton(2)                     Assistant Vice President and Assistant Secretary
Richard L. Russell, Jr.(1)            Assistant Secretary
Kathryn M. Trepinski(1)               Assistant Secretary

James P. Brennan, Sr., Esq. serves as the Chief Compliance Officer for the Registrant.(2)

----------
(1) The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.

(2) The principal business address is 3003 - 77th Ave. SE, Mercer Island, WA 98040.

(3)  The principal business address is 801 2nd Ave., Seattle, WA 98104.

(4)  The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.

Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant

ORGANIZATIONS AFFILIATED WITH ZURICH FINANCIAL SERVICES

COMPANY                                         DOMICILED                       OWNERSHIP                      %
-------                                        -----------   --------------------------------------------   ------
Aktiengesellschaft Assuricum                   Switzerland   Zurich Insurance Company                        99.60
Allied Zurich Holdings Limited                 CI            Zurich Group Holding                           100.00
Allied Zurich PLC                              UK            Zurich Financial Services                      100.00
American Guarantee & Liability Insurance Co.   NY            Zurich American Insurance Company              100.00
American Zurich Insurance Company              IL            Steadfast Insurance Company                    100.00
Assurance Company of America                   NY            Maryland Casualty Company                      100.00
BG Investments Ltd.                            BDA           Aktiengesellschaft Assuricum                    04.58
BG Investments Ltd.                            BDA           Zurich Insurance Company                        95.42
Centre Financial Services Holdings Limited     BDA           Centre Group Holdings Limited                  100.00
Centre Group Holdings (US) Limited             DE            Centre Reinsurance Limited                     100.00
Centre Group Holdings Limited                  BDA           CMSH Limited                                   100.00
Centre Insurance Company                       DE            Centre Solutions Holdings (Delaware) Limited   100.00
Centre Life Insurance Company                  MA            Centre Solutions (US) Limited                  100.00
Centre Reinsurance (US) Limited                BDA           Centre Reinsurance Holdings (Delaware)         100.00
                                                             Limited
Centre Reinsurance Holdings (Delaware)
   Limited                                     DE            Orange Stone Reinsurance                       100.00
Centre Reinsurance Limited                     BDA           Centre Solutions (Bermuda) Limited             100.00
Centre Solutions (Bermuda) Limited             BDA           Centre Group Holdings Limited                  100.00
Centre Solutions (US) Limited                  BDA           Centre Group Holdings (US) Limited             100.00
Centre Solutions Holdings (Delaware)
   Limited                                     DE            Centre Solutions (US) Limited                  100.00
CMSH Limited                                   BDA           Zurich Insurance Company                        64.70
CMSH Limited                                   BDA           Zurich International (Bermuda) Ltd.             35.30
Colonial American Casualty & Surety Co.        MD            Fidelity & Deposit Company of Maryland         100.00
Constellation Reinsurance Company              NY            Centre Reinsurance Holdings (Delaware)         100.00
                                                             Limited
Crown Management Services Limited              DE            Orange Stone Holdings                          100.00
Disability Management Services, Inc.           CT            Centre Reinsurance Limited                      40.00
Diversified Specialty Risk                     TX            American Guarantee & Liability Insurance Co.   100.00
Empire Fire & Marine Insurance Company         NE            Zurich American Insurance Company              100.00
Empire Indemnity Insurance Company             OK            Zurich American Insurance Company              100.00
Empire Management Services, Inc.               NE            Empire Fire & Marine Insurance Company         100.00
Farmers Group, Inc.                            NV            Zurich Group Holding                           86.625
Farmers Group, Inc.                            NV            Allied Zurich Holdings Limited                  10.00
Farmers Group, Inc.                            NV                                                           03.375
Farmers New World Life Insurance Company       WA            Farmers Group, Inc.                            100.00
Farmers Reinsurance Company                    CA            Farmers Group, Inc.                            100.00
Fidelity & Deposit Company of Maryland         MD            Zurich American Insurance Company              100.00
Fire Underwriters Association                  CA            Farmers Group, Inc.                            100.00
Kemper Corporation                             DE            Zurich Holding Company of America              100.00
Kemper Investors Life Insurance Company        IL            Kemper Corporation                             100.00
Kemper Portfolio Corp.                         DE            Kemper Corporation                             100.00
Keswick Realty, Inc.                           IL            Zurich Services Corporation                    100.00
KFC Portfolio Corp.                            DE            Kemper Corporation                             100.00
Maine Bonding and Casualty Co.                 ME            Maryland Casualty Company                      100.00
Maryland Casualty Company                      MD            Zurich American Insurance Company              100.00
Maryland Insurance Company                     TX            Maryland Casualty Company                      100.00
Minnesota Marketing Center, Inc.               MN            Empire Fire & Marine Insurance Company         100.00
National Standard Insurance Company            TX            Maryland Casualty Company                      100.00
Northern Insurance Company of New York         NY            Maryland Casualty Company                      100.00
Orange Stone Holdings                          IRE           CMSH Limited                                   100.00
Orange Stone Reinsurance                       IRE           Crown Management Services Limited              100.00
Risk Enterprise Management Limited             DE            Zurich Insurance Company                       100.00
Steadfast Insurance Company                    DE            Zurich American Insurance Company              100.00
Sterling Forest LLC                            DE            Zurich American Insurance Company              100.00

COMPANY                                         DOMICILED                       OWNERSHIP                      %
-------                                        -----------   --------------------------------------------   ------
THIC Holdings LLC                              NH
Truck Underwriters Association                 CA            Farmers Group, Inc.                            100.00
Truckwriters, Inc.                             NE            Empire Fire & Marine Insurance Company         100.00
Universal Underwriters Acceptance Corp.        KS            Zurich Holding Company of America              100.00
Universal Underwriters Insurance Company       KS            Zurich American Insurance Company              100.00
Universal Underwriters Insurance Services,
   Inc.                                        MA            Universal Underwriters Management Company      100.00
Universal Underwriters Insurance Services
   of Alabama, Inc.                            AL            Universal Underwriters Management Company      100.00
Universal Underwriters Insurance Services
   of Texas, Inc.                              TX            Universal Underwriters Management Company      100.00
Universal Underwriters Life Ins. Co.           KS            Universal Underwriters Insurance Company       100.00
Universal Underwriters Management Company      KS            Zurich Holding Company of America              100.00
Universal Underwriters of Texas Ins. Co.       TX            Universal Underwriters Insurance Company       100.00
Universal Underwriters Service Corp.           MO            Zurich Holding Company of America              100.00
Universal Underwriters Service Corp. of
   Texas                                       TX            Zurich Holding Company of America              100.00
Valiant Insurance Company                      IA            Maryland Casualty Company                      100.00
ZC Specialty Insurance Company                 TX            Centre Solutions (US) Limited                  100.00
ZFS Finance, USA LLC I                         DE            Zurich Holding Company of America              100.00
ZFS Finance, USA LLC II                        DE            Zurich Holding Company of America              100.00
ZFS Finance, USA LLC III                       DE            Zurich Holding Company of America              100.00
ZFSH, LLC                                      DE            Zurich Holding Company of America              100.00
Zurich Agency Services, Inc.                   TX            Maryland Casualty Company                      100.00
Zurich American Brokerage, Inc.                NY            Zurich Holding Company of America              100.00
Zurich American Insurance Company              NY            Zurich Holding Company of America              100.00
Zurich American Insurance Company of
   Illinois                                    IL            American Zurich Insurance Company              100.00
Zurich Benefit Finance, LLC                    DE            Zurich Holding Company of America              100.00
Zurich CZI Management Holding, Ltd.            DE            Zurich Holding Company of America              100.00
Zurich E&S Brokerage, Inc.                     CA            Zurich American Insurance Company              100.00
Zurich Finance, USA                            DE            Zurich Holding Company of America              100.00
Zurich Global Investment Advisors, LLC         DE            Zurich Holding Company of America              100.00
Zurich Group Holding                           Switzerland   Zurich Financial Services                       57.00
Zurich Group Holding                           Switzerland   Allied Zurich PLC                               43.00
Zurich Holding Company of America              DE            Zurich Insurance Company                        99.87
Zurich Holding Company of America              DE            Crown Management Services Limited               00.13
Zurich Insurance Company                       Switzerland   Zurich Group Holding                           100.00
Zurich International (Bermuda) Ltd.            BDA           BG Investments Ltd.                             29.27
Zurich International (Bermuda) Ltd.            BDA           Zurich Insurance Company                        30.31
Zurich International (Bermuda) Ltd.            BDA           Aktiengesellscaft Assuricum                     40.42
Zurich Premium Finance Company                 NE            Empire Fire & Marine Insurance Company         100.00
Zurich Premium Finance Company of California   CA            Empire Fire & Marine Insurance Company         100.00
Zurich Warranty Management Services LTD        UK            Zurich Services Corporation                    100.00
Zurich Services Corp.                          IL            Zurich Holding Company of America              100.00
Sterling Forest LLC                            DE            Zurich Holding Company of America              100.00
Zurich Warranty Solutions, Inc.                IL            American Zurich Insurance Company              100.00

Zurich Financial Services conducts its primary insurance operations in the United States through:

     (A) Two property/casualty groups, each operating INDEPENDENTLY with its own staff:
          Zurich U.S. Insurance Group
          Farmers Insurance Group

     ORGANIZATIONS AFFILIATED WITH FARMERS NEW WORLD LIFE INSURANCE COMPANY

COMPANY                                         DOMICILED                       OWNERSHIP                      %
-------                                        -----------   --------------------------------------------   ------
American Federation Insurance Company          FL            Foremost Insurance Company Grand Rapids,       100.00
                                                             Michigan
Civic Property & Casualty Co.                  CA            Farmers Insurance Exchange                      80.00
Civic Property & Casualty Co.                  CA            Fire Insurance Exchange                         10.00
Civic Property & Casualty Co.                  CA            Truck Insurance Exchange                        10.00
Corvette General Agency, Inc.                  GA            Foremost Affiliated Insurance Services, Inc.   100.00
Exact Property & Casualty Co.                  CA            Farmers Insurance Exchange                      80.00
Exact Property & Casualty Co.                  CA            Fire Insurance Exchange                         10.00
Exact Property & Casualty Co.                  CA            Truck Insurance Exchange                        10.00
Farmers Financial Solutions, LLC               NV            FFS Holding, LLC                               100.00
Farmers Insurance Co. of Arizona               AZ            Farmers Insurance Exchange                      70.00
Farmers Insurance Co. of Arizona               AZ            Truck Insurance Exchange                        20.00
Farmers Insurance Co. of Arizona               AZ            Fire Insurance Exchange                         10.00
Farmers Insurance Co. of Idaho                 ID            Farmers Insurance Exchange                      80.00
Farmers Insurance Co. of Idaho                 ID            Truck Insurance Exchange                        13.30
Farmers Insurance Co. of Idaho                 ID            Fire Insurance Exchange                         06.70
Farmers Insurance Co. of Oregon                OR            Farmers Insurance Exchange                      90.00
Farmers Insurance Co. of Oregon                OR            Truck Insurance Exchange                        10.00
Farmers Insurance Co. of Washington            WA            Fire Insurance Exchange                         80.00
Farmers Insurance Co. of Washington            WA            Truck Insurance Exchange                        20.00
Farmers Insurance Co., Inc.                    KS            Farmers Insurance Exchange                      70.00
Farmers Insurance Co., Inc.                    KS            Truck Insurance Exchange                        20.00
Farmers Insurance Co., Inc.                    KS            Fire Insurance Exchange                         10.00
Farmers Insurance Exchange                     CA            Interinsurance Exchange
Farmers Insurance of Columbus, Inc.            OH            Farmers Insurance Exchange                     100.00
Farmers New Century Insurance Company          IL            Illinois Farmers Insurance Co.                 100.00
Farmers Services Insurance Agency              CA            Truck Insurance Exchange                       100.00
Farmers Texas County Mutual Insurance
   Company                                     TX            County Mutual Company
FFS Holding, LLC                               NV            Mid Century Ins. Co.                           100.00
Fire Insurance Exchange                        CA            Interinsurance Exchange
Federation Insurance Services of California,                 Foremost Insurance Company Grand Rapids,
   Inc.                                        CA            Michigan                                       100.00
Foremost Affiliated Insurance Services, Inc.   MI            Foremost Corporation of America                100.00
Foremost Affinity Services, Inc.               MI            Foremost Corporation of America                100.00
Foremost Corporation of America                MI            Farmers Insurance Exchange                      80.00
Foremost Corporation of America                MI            Fire Insurance Exchange                         10.00
Foremost Corporation of America                MI            Truck Insurance Exchange                        10.00
Foremost County Mutual Insurance Company       TX            County Mutual Company
Foremost Express Insurance Agency of
   Florida, Inc.                               FL            Foremost Express Insurance Agency, Inc.        100.00
Foremost Express Insurance Agency, Inc.        MI            Foremost Corporation of America                100.00
Foremost Financial Services Corporation        DE            Foremost Corporation of America                100.00
Foremost Home Brokers, Inc,                    MI            Foremost Corporation of America                100.00
Foremost Home Services Corporation             MI            Foremost Corporation of America                100.00
Foremost Insurance Company Grand Rapids,
   Michigan                                    MI            Foremost Corporation of America                100.00
Foremost Lloyds of Texas                       TX            Lloyds Company
Foremost Property and Casualty Insurance                     Foremost Insurance Company Grand Rapids,
Company                                        MI            Michigan                                       100.00
Foremost Real Estate Company Grand Rapids,
   Michigan                                    MI            Foremost Corporation of America                100.00
                                                             Foremost Insurance Company Grand Rapids,
Foremost Signature Insurance Company           MI            Michigan                                       100.00
Frontier Insurance Agency, Inc.                OR            Foremost Affiliated Insurance Services, Inc.   100.00
Illinois Farmers Insurance Co.                 IL            Farmers Insurance Exchange                     100.00
Knight Agency, Inc.                            KY            Foremost Affiliated Insurance Services, Inc.   100.00
Mid Century Ins. Co.                           CA            Farmers Insurance Exchange                      85.00
Mid Century Ins. Co.                           CA            Fire Insurance Exchange                         12.50
Mid Century Ins. Co.                           CA            Truck Insurance Exchange                        02.50
Mid Century Ins. Co. of Texas                  TX            Farmers Insurance Exchange                     100.00
Neighborhood Spirit Property & Casualty Co.    CA            Farmers Insurance Exchange                      80.00
Neighborhood Spirit Property & Casualty Co.    CA            Fire Insurance Exchange                         10.00
Neighborhood Spirit Property & Casualty Co.    CA            Truck Insurance Exchange                        10.00
Pacific Way Insurance Agency, Inc.             WA            Foremost Affiliated Insurance Services, Inc.   100.00

COMPANY                                         DOMICILED                       OWNERSHIP                      %
-------                                        -----------   --------------------------------------------   ------
Sunrise Insurance Agency of Arizona, Inc.      AZ            Foremost Affiliated Insurance Services, Inc.   100.00
Sunrise Insurance Agency of Texas, Inc.        TX            Foremost Affiliated Insurance Services, Inc.   100.00
Sunrise Insurance Agency, Inc.                 NV            Foremost Affiliated Insurance Services, Inc.   100.00
Texas Farmers Insurance Co.                    TX            Farmers Insurance Exchange                      86.30
Texas Farmers Insurance Co.                    TX            Mid Century Ins. Co.                            13.70
Truck Insurance Exchange                       CA            Interinsurance Exchange
Western Star Underwriters, Inc.                TX            Foremost Corporation of America                100.00

Item 29. Indemnification

     Under its By-laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

         By-Laws of Farmers New World Life Insurance Company (as amended
                                October 24, 1995)

                                   SECTION 47

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

     (A) RIGHT OF INDEMNITY. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

     (B) SCOPE OF INDEMNITY. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

     (C) DETERMINATION OF CLAIMS FOR INDEMNITY. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

     (a) Other Activity. Farmers Financial Solutions, LLC ("FFS") is one of two principal underwriters for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

     (b) Management. The following information is furnished with respect to the officers and directors of FFS:

NAME AND PRINCIPAL BUSINESS ADDRESS       POSITIONS AND OFFICES WITH FFS
-----------------------------------       ------------------------------
C. Paul Patsis(1)                     Chairman of the Board
Donald K. Mealer(2)                   President, Director
Jerry J. Carnahan(3)                  Director
Donnell Reid(4)                       Director
James E. Hansen(5)                    Director
Bardea C. Huppert(2)                  Chief Operating Officer
Steven K. Klein(2)                    Chief Compliance Officer
Steven Muramoto (2)                   Treasurer and Chief Financial Officer
Doren E. Hohl(3)                      Secretary

----------
(1) The principal business address is 3003 - 77th Avenue, S.E. Mercer Island, Washington 98040.

(2) The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301.

(3) The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.

(4)  The principal business address is 1281 Pinrun Dr. Ballwin, Missouri 63011.

(5)  The principal business address is 24646 Pine Way, Corona, California 92883.

     (c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                           (2)
       (1)          NET UNDERWRITING         (3)               (4)             (5)
NAME OF PRINCIPAL     DISCOUNTS AND    COMPENSATION ON      BROKERAGE         OTHER
   UNDERWRITER         COMMISSIONS        REDEMPTION       COMMISSIONS     COMPENSATION
-----------------   ----------------   ---------------   --------------   -------------
       FFS                 N/A               N/A         $11,939,011.36   $3,549,640.38

     OTHER COMPENSATION. FFS' sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, L.L.C., Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32. Management Services

     All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

     Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 10 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 25th day of April, 2007.


                                           FARMERS VARIABLE LIFE SEPARATE
                                           ACCOUNT A (Registrant)


Attest: /s/ Brian F. Kreger                By: /s/ C. Paul Patsis
        --------------------------------       ---------------------------------
        Brian F. Kreger                        C. Paul Patsis
        Vice President, Corporate              President, Chief Executive
        Secretary, and General Counsel         Officer, and Director Farmers New
        Farmers New World Life Insurance       World Life Insurance Company
        Company


                                           FARMERS NEW WORLD LIFE INSURANCE
                                           COMPANY (Depositor)


Attest: /s/ Brian F. Kreger                By: /s/ C. Paul Patsis
        --------------------------------       ---------------------------------
        Brian F. Kreger                        C. Paul Patsis
        Vice President, Corporate              President, Chief Executive
        Secretary, and General Counsel         Officer, and Director Farmers New
        Farmers New World Life Insurance       World Life Insurance Company
        Company

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                                TITLE                           DATE
---------                                                -----                           ----


                                       Director                                     April 25, 2007
------------------------------------
Jerry J. Carnahan*/


                                       Chairman of the Board and Director           April 25, 2007
------------------------------------
Paul N. Hopkins*/


                                       Chief Marketing Officer, Vice President,     April 25, 2007
------------------------------------   and Director
Michael W. Keller*/


                                       Vice President, Chief Actuary, and           April 25, 2007
------------------------------------   Director
Ryan R. Larson*/


                                       President, Chief Executive Officer, and      April 25, 2007
------------------------------------   Director
C. Paul Patsis*/                       (Principal Executive Officer)

SIGNATURE                                                TITLE                           DATE
---------                                                -----                           ----


                                       Vice President, Assistant Secretary, and     April 25, 2007
------------------------------------   Director
James I. Randolph*/


                                       Director                                     April 25, 2007
------------------------------------
Gary R. Severson*/


                                       Director                                     April 25, 2007
------------------------------------
John F. Sullivan, Jr.*/


                                       Vice President, Chief Financial Officer,     April 25, 2007
------------------------------------   and Director (Principal Financial Officer
Oscar Tengtio*/                        and Principal Accounting Officer)


/s/ C. Paul Patsis                     On April 25, 2007 as Attorney-in-Fact pursuant to powers
------------------------------------   of attorney filed herewith or by previous amendment.
*/ By:  C. Paul Patsis

                                  EXHIBIT INDEX

Exhibit (k)(1)  Opinion of Brian F. Kreger, Esquire

Exhibit (n)(1)  Consent of Sutherland Asbill & Brennan LLP

Exhibit (n)(2)  Consent of PricewaterhouseCoopers LLP